UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2013

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds
Semi-Annual Report - April 30, 2013

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	7
Portfolio Composition	10

Schedules of Portfolio Investments
HSBC Prime Money Market Fund	11
HSBC U.S. Government Money Market Fund	14
HSBC U.S. Treasury Money Market Fund	16
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	29
Investment Adviser Contract Approval	37
Table of Shareholder Expenses	40
Other Information	42

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 24, 2013

Fellow Shareholders:

During the recently-concluded semi-annual period, the HSBC Money Market Funds delivered performance that was consistent with each Fund’s benchmark for the six months ended April 30, 2013.

More specific information about each fund’s performance appears in their respective Portfolio Reviews in the following pages of this report. These investment results were achieved in an environment marked by uncertainty about the economic and market outlook, including speculation about future Federal Reserve policy and its market effects. We have no crystal ball, but our portfolio managers generally view the outlook as mildly positive. Several factors contributed to this outlook, including:

  The slowly improving U.S. economic growth, with little signs of inflation, provides a positive backdrop for stocks.
  Any normalization of Federal Reserve policy, and an end to so-called “quantitative easing,” should boost interest rates and improve returns in our money market offerings.
  A global economic recovery carries positive implications for emerging and frontier debt and equity markets, which is important for our roster of emerging market products.

That said, past performance is no guarantee of future results. To that end, the board and HSBC Global Asset Management (USA) Inc. constantly monitor the funds’ investment results, meeting regularly with portfolio managers and effect management change when we think it to be in our shareholders’ best interests. When managers consistently under-perform, we monitor their performance more closely and add additional oversight and scrutiny.

The Securities and Exchange Commission recently released for comment a number of proposals relating to money market fund reform. These included a floating net asset value and/or liquidity fees and redemption gates for certain types of money market funds. We will continue to monitor these developments as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

The HSBC Funds lost a great friend and major contributor on April 28, 2013, when Larry Robbins, a trustee for 23 years and our chairman for eight years, succumbed to cancer, which he had fought with his usual grace and courage for almost five years. Larry resigned from the Board in December 2010, but remained an insightful counselor to me and a cheerleader to all of us. There’s no replacing a person like Larry.

His resignation did, however, open a vacancy on the Board, and this month we appointed Susan Gause to the board. The search was exhaustive and choosing among many attractive candidates wasn’t easy, we’re delighted to welcome Susan to the board. Susan has broad asset management experience having served as the CEO and CFO of a major asset management company and we believe that experience will serve HSBC Funds’ shareholders well.

Sincerely,

Michael Seely
Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds semi-annual report, covering the six-month fiscal period ended April 30, 2013. This report contains detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced moderate growth during the six-month period between November 1, 2012 and April 30, 2013. Many major economies produced disappointing economic data during much of the period. Consumer spending weakened and fiscal problems continued to plague the eurozone. However, U.S. equity markets made strong gains as the housing market showed significant improvement and consumer spending increased. Markets continued to benefit from the Federal Reserve Board’s decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

The period began with equities in the U.S. retreating somewhat from gains made in the previous quarter. This pullback was caused in part by renewed concerns about the eurozone debt crisis and the looming threat in the U.S. of the “fiscal cliff”—a collection of spending cuts and tax increases scheduled to take effect in January 2013. Markets both in the U.S. and abroad performed much stronger during the first quarter of 2013 due to improving circumstances in the eurozone and positive domestic economic data. Still, new signs of slowing economic growth—and concerns about political crises in Italy and Cyprus—contributed to higher volatility in the equity markets during the spring. Despite these issues, in addition to lingering weakness in the labor market, equity U.S. markets ended the period significantly higher than six months earlier.

The housing market was the area of the U.S. economy that showed the clearest signs of improvement. Data indicated that home prices were rising and sales were increasing. Home prices in February made their largest year-over-year gain since May 2006. These positive developments produced optimism that the market could finally be headed towards a full recovery from its 2008 collapse.

Another development that supported recent market gains was the European Central Bank’s efforts to reduce borrowing costs for peripheral European countries. These efforts included an aggressive government bond-buying program known as Outright Monetary Transactions. The formation of a governing political coalition in Italy also helped alleviate concerns about a political crisis in that country. Nonetheless, lingering sovereign debt and fiscal problems persist in Europe, and the continent remains in recession.

The unemployment rate continued to edge downward, but remained well above pre-recession levels. Real income and the consumer savings rate remained weak during the period, while consumer confidence declined slightly. Economic activity in the manufacturing sector expanded during each of the last five months of the period, though the rate of growth slowed.

Emerging markets as a whole performed poorly during the period, as the dollar gained strength and commodity prices fell. Economic data from China were mixed, though there were no signs that its economy was about to suffer the “hard landing” that some analyst had feared.

U.S. Gross Domestic Product1 (GDP) grew at a rate of 0.4% during the fourth quarter of 2012—the slowest rate since the first quarter of 2011. A preliminary estimate puts GDP growth during the first quarter of 2013 at 2.5%.

Market Review

The period began with a steep sell-off in U.S. markets that bottomed out in mid-November. Equities then reversed direction and began a strong rally that persisted through the duration of the period with only a few brief interruptions. Equities performed well despite investors’ concerns that the political deadlock over the fiscal cliff and the subsequent onset of automatic budget cuts—known as the sequester—would undermine economic growth. A political compromise that avoided the most dire consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the period, small- and mid-cap stocks outperformed large-cap stocks, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 16.58% and the MSCI Emerging Market Index1 returned 5.40%.

Stocks in developed economies rose. Japanese equities performed especially well due to optimism regarding its central bank’s efforts to revive its economy. European stocks made gains, but lagged well behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 14.42% for the six months through April 2013. That compared to a 17.18% return for the MSCI EAFE Index1 of international stocks in developed markets.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the higher yields offered by high-yield corporate bonds and high-yield municipal bonds, which were the best-performing fixed-income sectors during the quarter. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.90% for the six months through April, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 7.26%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period higher, though it performed poorly during the first quarter of 2013 following strong gains throughout 2012.

1	For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Money market yields fell during the six-month period ended April 30, 2013.

The Federal Reserve Board (the “Fed”) during the period ended Operation Twist, a program that was designed to lower long-term bond yields and stimulate economic growth by simultaneously selling short-dated Treasuries and buying long-dated Treasuries. The end of that program reduced the supply of short-term securities in the market, which in turn led to higher prices and lower yields for these securities. In addition, supply fell during the period because broker/dealers issued fewer money market securities due to regulations that incentivized those broker/dealers to extend the duration of their balance sheets through longer-term securities.

Rates stayed low during the period in view of the fact that the Fed indicated that it would not consider raising short-term interest rates in the near future in order to continue to support economic growth.

We positioned the Fund with a relatively long weighted average maturity during the period, which helped the Fund capture the additional yield offered by longer-term securities. We continued to favor high-quality issues. Most of the longer-term issues in the Fund were Treasury securities and high-quality floating rate notes issued by banks.†

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2013	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.01	0.01	0.27	1.49	2.15	0.01	0.69	0.69
Class B4	4/4/01	-3.99	-3.99	0.18	1.19	1.21	0.01	1.29	1.29
Class C5	3/23/01	-0.99	-0.96	0.19	1.19	1.20	0.00	1.29	1.29
Class D	4/1/99	0.01	0.01	0.30	1.58	2.19	0.01	0.54	0.54
Class I	1/9/02	0.05	0.13	0.47	1.86	1.84	0.08	0.19	0.19
Class Y	11/12/98	0.01	0.03	0.37	1.75	2.45	0.01	0.29	0.29
Lipper Money Market
Funds Average[6]	—	0.01	0.02	0.02	0.28	2.09[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.43%, -1.03%, -1.03%, -0.28%, 0.07% and -0.03% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 147 and 211 days for the years ended October 31, 2002 and 2001, respectively. The Class was operational during the entire years ended October 31, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively and for the entire six-months ended April 30, 2013.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire years ended October 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively and for the entire six-months ended April 30, 2013.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period October 31, 1998 to April 30, 2013.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities fell during the six-month period ended April 30, 2013. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period.

The Federal Reserve Board during the period completed its Operation Twist program, which was designed to lower long-term bond yields and stimulate economic growth by simultaneously selling short-dated Treasuries and buying long-dated Treasuries. Once that program ended, the supply of available collateral for repurchase agreements (“repos”) on dealer’s balance sheets subsided from its record peak of $76.9 billion in July of 2012. The result was lower yields on short-term repos.

The Fund maintained a relative long weighted average maturity, which enabled the Fund to capture the additional yield available from longer-term issues. The majority of the longer-term securities in the Fund were Treasury securities and agency floaters. Despite their low yields on an absolute basis, these securities offered attractive yields relative to agency coupons and discount notes.†

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2013	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.01	0.01	0.18	1.39	3.00	0.01	0.69	0.69
Class B4	9/11/98	-4.00	-3.99	0.11	1.28	1.82	0.01	1.29	1.29
Class C5	11/20/06	—	—	—	—	1.39	—	1.29	1.29
Class D	4/1/99	0.01	0.01	0.21	1.48	2.05	0.01	0.54	0.54
Class I6	12/24/03	0.01	0.02	0.31	—	1.48	0.01	0.19	0.19
Class Y	7/1/96	0.01	0.01	0.26	1.63	2.69	0.01	0.29	0.29
Lipper U.S. Government
Money Market Funds Average[7]	—	0.01	0.01	0.01	0.21	3.02[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1

The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).

2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.54%, -1.14%, -0.39%, -0.04% and -0.14% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire years ended October 31, 2007, 2008, 2011, and 2012, respectively and for the entire six-months ended April 30, 2013.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008, 2009, 2010, 2011, and 2012, respectively and for the entire six-months ended April 30, 2013.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to April 30, 2013.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)	Standard & Poor’s has assigned an “AAA” rating to the HSBC U.S. Treasury Money Market Fund.[1]

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Treasury bill yields remained low during the six-month period ended April 30, 2013.

The Federal Reserve Board (the “Fed”) kept the federal funds rate (a key short-term interest rate) between 0.00% and 0.25% during the period. Additionally, the Fed set new thresholds for when it would consider raising rates, including unemployment falling to 6.5% and the rate of inflation rising above 2%. Given the current state of high unemployment and low inflation, we believe investors were confident that the Fed would not raise rates in the near future.

Supply and demand factors also affected money market yields. Demand for Treasuries rose near the end of 2012, as it generally does at the end of each calendar year as institutional investors shift assets into short-term, liquid securities to improve the quality of their balance sheets. That increase in demand caused Treasury yields to fall at year-end and into early 2013. The Fed later increased the supply of Treasury bills by issuing cash management bills, and Treasury yields rose due to that increase in supply.

Early in the period, we positioned the Fund with a relatively long weighted average maturity, which enabled the Fund to lock in the relatively high yields offered by longer-term securities. The Fund’s yield fell somewhat early in 2013, when the Fund had to reinvest at relatively low yields. As we reinvested, we strategically positioned the Fund with a relatively short weighted average maturity in anticipation of the Treasury’s upcoming new issuance. That allowed the Fund to take advantage of the added supply of Treasury bills starting in February.

The Fund also continued to implement a barbell strategy that concentrates holdings among very short-term securities and longer-term issues. This approach enabled the Fund to take advantage of the rise in short-term rates when the supply of Treasury bills increased, while still capturing the additional yield on longer-term money market securities.†

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2013	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/24/01	0.00	0.00	0.09	1.17	1.17	0.00	0.69	0.69
Class B4	8/12/04	-4.00	-4.00	0.05	—	1.02	0.00	1.29	1.29
Class C5	12/24/03	—	—	—	—	0.04	—	1.29	1.29
Class D	5/14/01	0.00	0.00	0.11	1.25	1.27	0.00	0.54	0.54
Class I6	12/30/03	0.00	0.00	0.16	—	1.57	0.00	0.19	0.19
Class Y	5/11/01	0.00	0.00	0.13	1.39	1.43	0.00	0.29	0.29
Lipper U.S. Treasury
Money Market Funds Average[7]	—	0.00	0.01	0.01	0.11	1.29 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “AAA” money market fund rating is historical and reflects Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.60%, -1.20%, -0.45%, -0.10% and -0.20% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented.
Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 and 2012 and for the entire six-months ended April 30, 2013.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009, 2010, 2011, and 2012, respectively and for the entire six-months ended April 30, 2013.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to April 30, 2013.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews
Portfolio Composition*
April 30, 2013 (Unaudited)

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Commercial Paper and
Notes	39.8
Certificates of Deposit	36.0
Time Deposits	9.9
U.S. Treasury Obligations	7.9
Yankee Dollars	2.5
Variable Rate
Demand Notes	1.5
Corporate Obligations	1.3
U.S. Government and
Government Agency
Obligations	0.6
Repurchase Agreements	0.5
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Repurchase Agreements	55.4
U.S. Government and
Government Agency
Obligations	22.7
U.S. Treasury Obligations	21.9
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*     Portfolio composition is subject to change.

10       HSBC FAMILY OF FUNDS

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Certificates of Deposit – 36.0%

	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 36.0%
Bank of Montreal Chicago,
0.25%, 9/25/13	50,000,000	50,000,000
Bank of Nova Scotia Houston,
0.18%, 6/4/13	80,000,000	80,000,000
Bank of Nova Scotia Houston,
0.27%, 10/16/13 (a)	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ,
N.Y., 0.20%, 6/14/13	75,000,000	75,000,000
Bank of Tokyo-Mitsubishi UFJ,
N.Y., 0.62%, 8/16/13 (a)	44,000,000	44,000,000
Bank of Tokyo-Mitsubishi UFJ,
N.Y., 0.42%, 2/12/14	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ,
N.Y., 0.88%, 3/7/14 (a)	5,800,000	5,820,143
Canadian Imperial Bank of
Commerce, 0.23%, 6/6/13	50,000,000	50,000,000
Commonwealth Bank of Australia,
1.03%, 6/14/13 (a)	8,000,000	8,007,033
Credit Industriel et Commercial,
N.Y., 0.27%, 7/12/13	60,000,000	60,000,000
Credit Suisse, N.Y.,
0.98%, 8/12/13 (a)	18,000,000	18,033,711
Credit Suisse, N.Y.,
0.38%, 12/6/13 (a)	50,000,000	50,000,000
Deutsche Bank, N.Y.,
0.44%, 5/9/13	6,000,000	6,000,239
Deutsche Bank, N.Y.,
0.25%, 4/30/14 (a)	100,000,000	100,000,000
DnB NOR Bank ASA, N.Y.,
0.21%, 5/29/13	50,000,000	50,000,000
DnB NOR Bank ASA, N.Y.,
0.29%, 6/7/13	25,000,000	25,000,000
Mizuho Corporate Bank, N.Y.,
0.24%, 7/1/13	39,250,000	39,249,996
Nordea Bank Finland, N.Y.,
0.30%, 6/18/13	90,000,000	90,000,000
Norinchukin Bank, N.Y.,
0.16%, 5/7/13	140,000,000	140,000,000
Norinchukin Bank, N.Y.,
0.25%, 7/8/13	100,000,000	100,000,000
Royal Bank of Canada, N.Y.,
0.38%, 2/3/14 (a)	65,000,000	65,000,000
Royal Bank of Canada, N.Y., Series
YCD, 0.35%, 2/19/14 (a)	35,000,000	35,000,000
Societe Generale, N.Y.,
0.29%, 5/13/13	45,000,000	45,000,000
Sumitomo Mitsui Banking Corp.,
N.Y., 0.16%, 5/6/13	150,000,000	150,000,000
Sumitomo Mitsui Banking Corp.,
N.Y., 0.23%, 7/10/13	90,000,000	90,000,000
Svenska Handelsbanken, N.Y.,
0.22%, 5/7/13	75,000,000	75,000,061
Svenska Handelsbanken, N.Y.,
0.20%, 7/17/13	23,000,000	23,000,000
Swedbank, N.Y.,
0.18%, 5/15/13	11,000,000	11,000,000
Toronto Dominion Bank, N.Y.,
0.27%, 5/13/13 (a)	65,000,000	65,000,000
Toronto Dominion Bank, N.Y.,
0.28%, 7/26/13 (a)	40,000,000	40,000,000
Toronto Dominion Bank, N.Y.,
0.25%, 11/15/13 (a)	65,000,000	65,000,000
TOTAL CERTIFICATES
OF DEPOSIT
(COST $1,755,111,183)		1,755,111,183

Commercial Paper and Notes – 39.7%

Banking – 17.8%
ANZ New Zealand International
Ltd., 0.32%, 4/15/14 (a)(b)	25,000,000	25,000,000
Australia & New Zealand
Banking Group Ltd.,
0.34%, 5/12/14 (a)(b)	25,000,000	25,000,000
Bank of Nova Scotia, N.Y.,
0.19%, 6/20/13 (c)	60,000,000	59,984,167
Banque et Caisse d’Epargne de
I'Etat, 0.24%, 5/29/13 (c)	24,750,000	24,745,380
Banque et Caisse d’Epargne de
I'Etat, 0.21%, 7/24/13 (c)	25,000,000	24,987,750
BPCE, 0.25%, 5/14/13 (b)(c)	20,000,000	19,998,194
Commonwealth Bank of Australia,
N.Y., 0.32%, 9/5/13 (a)	65,000,000	65,000,000
Credit Agricole North America,
Inc., 0.31%, 5/2/13 (c)	50,000,000	49,999,569
DBS Bank Ltd.,
0.19%, 7/10/13 (b)(c)	25,000,000	24,990,764
Kookmin Bank, N.Y.,
0.27%, 5/21/13 (b)(c)	13,700,000	13,697,945
Lloyds TSB Bank plc,
0.16%, 5/28/13 (c)	75,000,000	74,991,001
National Australia Bank, N.Y.,
0.41%, 8/21/13 (a)	50,000,000	50,000,000
Shinhan Bank, N.Y.,
0.33%, 5/29/13 (b)(c)	20,000,000	19,994,867
Skandinaviska Enskilda
Banken AB, Series GLOB,
0.21%, 7/3/13 (b)(c)	50,000,000	49,981,625
Societe Generale N.A.,
0.15%, 5/1/13 (c)	25,000,000	25,000,000
Societe Generale N.A.,
0.33%, 5/2/13 (c)	50,000,000	49,999,542
Societe Generale N.A.,
0.33%, 7/31/13 (c)	55,000,000	54,954,816
Swedbank, 0.22%, 5/6/13 (c)	40,000,000	39,998,778
UBS Finance Delaware LLC,
0.20%, 5/17/13 (c)	60,500,000	60,494,622
Westpac Banking Corp.,
0.34%, 1/8/14 (a)	15,000,000	15,000,000
Westpac Securities NZ Ltd.,
0.21%, 5/30/13 (b)(c)	19,400,000	19,396,718
Westpac Securities NZ Ltd.,
0.52%, 7/5/13 (a)	45,000,000	45,000,000
Westpac Securities NZ Ltd.,
0.32%, 4/11/14 (a)(b)	29,000,000	29,001,026
		867,216,764

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Commercial Paper and Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Diversified – 4.0%
Caisse des Depots et
Consignations,
0.21%, 7/30/13 (b)(c)	75,000,000	74,960,625
Erste Abwicklungsanstalt,
0.18%, 5/8/13 (b)(c)	19,000,000	18,999,335
Erste Abwicklungsanstalt,
0.37%, 5/28/13 (c)	35,000,000	34,990,287
Erste Abwicklungsanstalt,
0.71%, 6/27/13 (c)	25,000,000	24,972,292
Erste Abwicklungsanstalt,
0.30%, 7/15/13 (c)	25,000,000	24,984,375
Erste Abwicklungsanstalt,
0.35%, 2/12/14 (b)(c)	15,000,000	14,958,146
		193,865,060

Finance – 17.9%
Antalis US Funding Corp.,
0.32%, 5/2/13 (b)(c)	20,000,000	19,999,822
ASB Finance Ltd., Series GB,
0.20%, 5/28/13 (b)(c)	55,000,000	54,991,750
BNP Paribas Finance, Inc.,
0.17%, 5/3/13 (c)	50,000,000	49,999,528
BNP Paribas Finance, Inc.,
0.21%, 6/3/13 (c)	75,000,000	74,985,563
Caisse Centrale Desjardins
du Quebec,
0.18%, 5/22/13 (b)(c)	35,000,000	34,996,325
Caisse Centrale Desjardins
du Quebec,
0.18%, 5/24/13 (b)(c)	30,000,000	29,996,550
Collateralized CP Co. LLC,
0.22%, 6/20/13 (c)	100,000,000	99,969,445
Collateralized CP II Co. LLC,
0.20%, 7/11/13 (b)(c)	50,000,000	49,980,278
Deutsche Bank Financial LLC,
0.43%, 8/22/13 (c)	55,000,000	54,925,765
LMA Americas LLC,
0.32%, 5/2/13 (b)(c)	14,000,000	13,999,876
Mizuho Funding LLC,
0.23%, 7/9/13 (b)(c)	30,000,000	29,986,775
Mizuho Funding LLC,
0.24%, 7/15/13 (b)(c)	30,000,000	29,985,313
Natixis US Finance Co. LLC,
0.18%, 5/1/13 (c)	63,250,000	63,250,000
Natixis US Finance Co. LLC,
0.20%, 5/20/13 (c)	70,000,000	69,992,612
Nieuw Amsterdam Receivables
Corp., 0.19%, 7/22/13 (b)(c)	20,000,000	19,991,344
Rabobank USA Financial Corp.,
0.25%, 10/8/13 (c)	70,000,000	69,922,222
Toyota Motor Credit Corp.,
0.27%, 11/8/13 (c)	50,000,000	49,928,375
UOB Funding LLC,
0.20%, 6/19/13 (c)	60,000,000	59,983,667
		876,885,210

TOTAL COMMERCIAL
PAPER AND NOTES
(COST $1,937,967,034)		1,937,967,034

Corporate Obligations – 1.3%

Banking – 0.5%
JPMorgan Chase Bank N.A.,
Series BKNT, 0.35%, 4/17/14,
Callable 6/6/13 @ 100 (a)	25,000,000	25,000,000

Finance – 0.8%
General Electric Capital Corp.,
1.88%, 9/16/13, MTN	26,300,000	26,446,937
General Electric Capital
Corp., Series A,
5.40%, 9/20/13, MTN	13,090,000	13,343,312
		39,790,249

TOTAL CORPORATE
OBLIGATIONS
(COST $64,790,249)		64,790,249

Yankee Dollars – 2.5%

Banking – 1.9%
KfW, 0.21%, 6/17/13 (a)	25,000,000	24,999,397
Westpac Banking Corp.,
0.70%, 6/14/13 (a)	15,000,000	15,007,185
Westpac Banking Corp.,
0.39%, 10/1/13, MTN (d)	35,000,000	35,000,000
Westpac Banking Corp.,
1.01%, 3/31/14 (a)	15,750,000	15,851,359
		90,857,941
Commercial Banks – 0.6%
ANZ National International Ltd.,
6.20%, 7/19/13	18,625,000	18,858,584
Commonwealth Bank of Australia,
1.01%, 3/17/14 (a)	12,500,000	12,579,845
		31,438,429

TOTAL YANKEE DOLLARS
(COST $122,296,370)		122,296,370

Variable Rate Demand Notes – 1.5%

Idaho – 0.3%
Power County Industrial
Development Corp.
Exempt Facilities Revenue,
0.26%, 4/1/14, AMT, (LOC
Wells Fargo Bank N.A.) (a)	16,000,000	16,000,000
Illinois – 0.5%
Illinois Development Finance
Authority Solid Waste
Disposal Revenue,
0.26%, 9/1/27, AMT, (LOC
Wells Fargo Bank N.A.) (a)	24,900,000	24,900,000
Ohio – 0.4%
Cleveland Ohio Economic &
Community Development
Revenue, 0.19%, 12/1/33,
(LOC PNC Bank N.A.) (a)	8,455,000	8,455,000
Warren County Ohio Health
Care Facilities Revenue,
0.21%, 7/1/31,
(LOC U.S. Bank N.A.) (a)	8,900,000	8,900,000
		17,355,000

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
South Carolina – 0.3%
South Carolina State Housing
Finance & Development
Authority Multi-family Rental
Housing Improvement
Revenue, 0.26%, 7/15/39,
AMT, (LOC Wells Fargo
Bank N.A.) (a)	17,250,000	17,250,000

TOTAL VARIABLE RATE
DEMAND NOTES
(COST $75,505,000)		75,505,000

U.S. Government and Government Agency Obligations – 0.6%

Federal Farm Credit Bank – 0.6%
0.19%, 12/20/13(a), Series 2	30,000,000	30,000,000

TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $30,000,000)		30,000,000

U.S. Treasury Obligations – 7.9%

U.S. Treasury Notes – 7.9%
1.13%, 6/15/13	95,000,000	95,102,421
0.75%, 9/15/13	50,000,000	50,101,018
0.13%, 9/30/13	50,000,000	49,983,409
4.25%, 11/15/13	50,000,000	51,084,896
1.50%, 12/31/13	35,000,000	35,301,837
1.88%, 2/28/14	50,000,000	50,697,566
1.75%, 3/31/14	50,000,000	50,713,594

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $382,984,741)		382,984,741

Repurchase Agreements – 0.5%

BNP Paribas, purchased on
4/24/13, 0.09%, due on
5/1/13 with a maturity value of
$25,000,438, collateralized by
Various U.S. Government and
Government Agency Obligations,
2.43%-6.00%, 8/1/19-7/1/42,
fair value $25,500,000	25,000,000	25,000,000
TOTAL REPURCHASE
AGREEMENT
(COST $25,000,000)		25,000,000

Time Deposits – 9.9%

Abbey National Treasury
Services plc, 0.17%, 5/1/13	100,000,000	100,000,000
ABN AMRO Bank NV,
0.18%, 5/7/13	150,000,000	150,000,000
Barclays Capital Group,
0.12%, 5/1/13	119,000,000	119,000,000
Credit Agricole CIB, N.Y.,
0.17%, 5/1/13	114,000,000	114,000,000
TOTAL TIME DEPOSITS
(COST $483,000,000)		483,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,876,654,577) — 99.9%		4,876,654,577

____________________

Percentages indicated are based on net assets of $4,879,237,164.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	Rate presented represents the effective yield at time of purchase.
(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

AMT — Interest on security is subject to federal alternative minimum tax
LLC — Limited Liability Company
LOC — Letter of Credit
MTN — Medium Term Note

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

U.S. Government and Government Agency Obligations – 22.6%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 12.5%
0.19%, 5/3/13(a)	150,000,000	150,000,000
0.33%, 6/19/13(a)	75,000,000	75,014,280
0.20%, 7/2/13(a), Series 1	85,000,000	85,000,000
0.19%, 10/16/13(a)	50,000,000	50,000,000
0.19%, 12/13/13	25,000,000	25,001,152
0.19%, 12/20/13(a), Series 2	20,000,000	20,000,000
0.23%, 12/30/13(a)	26,000,000	26,006,982
0.18%, 1/14/14(a)	25,000,000	24,998,233
0.10%, 2/10/14(a)	60,000,000	59,959,159
		515,979,806
Federal Home Loan Bank – 9.8%
0.17%, 6/13/13(a)	50,000,000	50,002,251
0.10%, 6/25/13(b)	50,000,000	49,992,361
0.13%, 9/18/13(b)	38,000,000	37,981,528
0.13%, 11/8/13	6,850,000	6,847,557
0.13%, 12/6/13	38,550,000	38,534,385
0.13%, 12/10/13	7,000,000	6,997,538
0.34%, 12/18/13	4,300,000	4,303,458
0.23%, 12/20/13(a)	100,000,000	100,025,843
0.13%, 3/27/14	60,000,000	59,980,025
0.14%, 4/25/14(a), Series 3	50,000,000	50,000,000
		404,664,946
Federal National Mortgage Association – 0.3%
0.38%, 8/9/13(a)	10,000,000	10,006,633
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $930,651,385)		930,651,385

U.S. Treasury Obligations – 21.7%

U.S. Treasury Notes – 21.7%
1.13%, 6/15/13	49,000,000	49,052,526
1.00%, 7/15/13	50,000,000	50,077,438
4.25%, 8/15/13	65,000,000	65,759,528
0.13%, 9/30/13	50,000,000	49,983,453
3.13%, 9/30/13	125,000,000	126,517,275
2.75%, 10/31/13	50,000,000	50,636,362
0.50%, 11/15/13	125,000,000	125,216,208
4.25%, 11/15/13	100,000,000	102,187,543
2.00%, 11/30/13	50,000,000	50,535,060
0.75%, 12/15/13	50,000,000	50,167,400
1.25%, 2/15/14	75,000,000	75,629,100
1.75%, 3/31/14	50,000,000	50,713,449
1.25%, 4/15/14	50,000,000	50,517,905
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $896,993,247)		896,993,247

Repurchase Agreements – 55.2%

Bank of America Corp., purchased
on 4/30/13, 0.17%, due on
5/1/13 with a maturity value of
$200,000,944, collateralized
by various U.S. Government
and Government Agency
Obligations, 3.00%-4.00%,
11/1/40-1/1/43, fair value
$204,000,001	200,000,000	200,000,000
Barclays Capital Group, purchased
on 4/30/13, 0.14%, due on
5/7/13 with a maturity value of
$175,004,764, collateralized
by various U.S. Government
and Government Agency
Obligations, 4.50%-6.00%,
9/20/38-10/20/62, fair value
$178,500,000	175,000,000	175,000,000
Barclays Capital Group, purchased
on 4/30/13, 0.16%, due on
5/1/13 with a maturity value of
$200,000,889, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-4.52%,
1/15/26-12/20/62, fair value
$204,000,001	200,000,000	200,000,000
BNP Paribas, purchased on
4/24/13, 0.09%, due on
5/1/13 with a maturity value of
$135,002,363, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.04%-6.06%,
7/1/18-5/1/43, fair value
$137,700,000	135,000,000	135,000,000
Citigroup Global Markets,
purchased on 4/30/13, 0.14%,
due on 5/1/13 with a maturity
value of $250,000,972,
collateralized by various U.S.
Treasury Obligations, 0.00%-
5.25%, 7/15/14-2/15/29, fair
value $255,000,010	250,000,000	250,000,000
Citigroup Global Markets,
purchased on 4/30/13, 0.17%,
due on 5/1/13 with a maturity
value of $300,001,417,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.70%-
5.50%, 5/31/15-4/15/43, fair
value $306,000,056	300,000,000	300,000,000
Deutsche Bank, purchased
on 4/30/13, 0.16%, due on
5/1/13 with a maturity value of
$400,001,778, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.50%-6.50%,
3/1/15-5/1/43, fair value
$408,573,867	400,000,000	400,000,000

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Goldman Sachs, purchased
on 4/29/13, 0.08%, due on
5/6/13 with a maturity value
of $175,002,722, collateralized
by various U.S. Government
and Government Agency
Obligations, 1.13%-2.38%,
4/27/17-1/13/22, fair value
$178,500,897	175,000,000	175,000,000
Goldman Sachs, purchased
on 4/30/13, 0.16%, due on
5/1/13 with a maturity value of
$140,000,622, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.50%-7.00%,
10/15/23-4/15/43, fair value
$142,800,000	140,000,000	140,000,000
Greenwich Capital Markets,
Inc., purchased on 4/30/13,
0.15%, due on 5/1/13 with a
maturity value of $300,001,250,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.38%-
6.75%, 2/27/14-3/15/31, fair
value $306,005,825	300,000,000	300,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $2,275,000,000)		2,275,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,102,644,632) — 99.5%		4,102,644,632
____________________

Percentages indicated are based on net assets of $4,123,462,373.
(a)	Variable rate security. The rate presented represents the rate in effect at April 30, 2013. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

U.S. Treasury Obligations – 105.7%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 79.9%
0.07%, 5/2/13(a)	184,000,000	183,999,633
0.06%, 5/9/13(a)	415,000,000	414,994,401
0.06%, 5/16/13(a)	321,500,000	321,492,726
0.05%, 5/23/13(a)	200,000,000	199,993,890
0.13%, 5/30/13(a)	200,000,000	199,979,862
0.09%, 6/13/13(a)	235,000,000	234,974,040
0.08%, 6/20/13(a)	146,000,000	145,983,156
0.08%, 6/27/13(a)	125,000,000	124,984,959
0.06%, 7/18/13(a)	150,000,000	149,980,825
		1,976,383,492
U.S. Treasury Notes – 25.8%
3.50%, 5/31/13	25,000,000	25,068,256
1.13%, 6/15/13	195,000,000	195,240,360
0.38%, 7/31/13	25,000,000	25,015,389
4.25%, 8/15/13	75,000,000	75,886,515
0.75%, 9/15/13	160,000,000	160,395,650
0.50%, 11/15/13	25,000,000	25,045,913
2.00%, 11/30/13	75,000,000	75,793,608
0.75%, 12/15/13	15,000,000	15,050,165
0.25%, 2/28/14	40,000,000	40,031,785
		637,527,641

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,613,911,133)		2,613,911,133

TOTAL INVESTMENT SECURITIES—105.7%		2,613,911,133
____________________

Percentages indicated are based on net assets of $2,473,026,005.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

		U.S.
	Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$4,851,654,577	$1,827,644,632	$2,613,911,133
Repurchase agreements, at value and cost	25,000,000	2,275,000,000	—
Total Investments	4,876,654,577	4,102,644,632	2,613,911,133
Cash	471,218	16,819,768	6,364,424
Interest receivable	3,158,483	4,627,815	2,771,246
Receivable for capital shares issued	118,977	35,828	—
Receivable from Investment Adviser	—	—	278,726
Prepaid expenses and other assets	37,117	47,516	40,218
Total Assets	4,880,440,372	4,124,175,559	2,623,365,747
Liabilities:
Dividends payable	215,682	42,984	—
Payable for investments purchased	—	—	149,996,384
Accrued expenses and other liabilities:
Investment Management	362,634	22,343	—
Administration	197,872	150,852	76,720
Shareholder Servicing	930	—	—
Accounting	8,089	5,306	5,135
Custodian	76,841	76,525	24,111
Transfer Agent	4,790	3,040	3,055
Trustee	10,612	4,761	9,610
Other	325,758	407,375	224,727
Total Liabilities	1,203,208	713,186	150,339,742
Net Assets	$4,879,237,164	$4,123,462,373	$2,473,026,005

Composition of Net Assets:
Capital	4,879,234,746	4,123,392,266	2,473,001,782
Undistributed (distributions in excess of) net investment income	365	5,929	9
Accumulated net realized gains (losses) from investments	2,053	64,178	24,214
Net Assets	$4,879,237,164	$4,123,462,373	$2,473,026,005

Net Assets:
Class A Shares	$41,351,566	$635,891	$5,099
Class B Shares	33,225	48,741	1,030
Class C Shares	23	—	—
Class D Shares	1,267,253,752	617,033,445	558,659,448
Class I Shares	2,948,531,003	1,238,969,734	489,813,172
Class Y Shares	622,067,595	2,266,774,562	1,424,547,256
	$4,879,237,164	$4,123,462,373	$2,473,026,005
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	41,352,161	635,889	5,091
Class B Shares	33,255	48,727	1,031
Class C Shares	23	—	—
Class D Shares	1,267,193,078	616,842,737	558,649,516
Class I Shares	2,948,607,702	1,239,062,976	489,838,843
Class Y Shares	622,062,753	2,266,802,298	1,424,512,279
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares(a)	$1.00	$1.00	$1.00
Class C Shares(a)	$1.00	$—	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$1.00	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a)     Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

		U.S.
	Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$7,228,820	$4,406,249	$1,447,909
Total Investment Income (Loss)	7,228,820	4,406,249	1,447,909

Expenses:
Investment Management	2,627,029	2,467,462	1,328,395
Advisory Services:
Operational Support - Class A Shares	18,903	18,715	2
Operational Support - Class B Shares	17	37	—
Operational Support - Class C Shares	2	—	—
Operational Support - Class D Shares	677,330	294,561	375,043
Operational Support - Class Y Shares	309,834	1,304,155	693,114
Administration:
Class A Shares	9,293	9,193	1
Class B Shares	8	18	—
Class D Shares	332,698	144,676	184,088
Class I Shares	796,245	417,518	128,087
Class Y Shares	152,309	639,810	340,638
Distribution:
Class B Shares	128	275	4
Class C Shares	10	—	—
Shareholder Servicing:
Class A Shares	75,495	74,862	11
Class B Shares	43	91	2
Class C Shares	3	—	—
Class D Shares	1,691,636	736,411	937,616
Accounting	40,041	33,563	32,842
Compliance Service	43,204	40,384	20,258
Custodian	170,018	152,414	62,618
Printing	55,050	47,729	24,747
Professional	220,546	206,109	114,403
Transfer Agent	25,962	18,343	18,390
Trustee	146,976	140,286	73,814
Registration fees	46,080	38,976	36,784
Other	187,720	152,126	90,028
Total expenses before fee reductions	7,626,580	6,937,714	4,460,885
Fees voluntarily reduced/reimbursed by Investment Adviser	(463,724)	(1,848,431)	(1,901,018)
Fees voluntarily reduced by Administrator	—	(204,162)	(171,533)
Fees voluntarily reduced by Distributor	(138)	(275)	(4)
Fees voluntarily reduced by Shareholder Servicing Agent	(1,758,538)	(811,364)	(937,628)
Fees paid indirectly	—	(13,135)	(2,793)
Net Expenses	5,404,180	4,060,347	1,447,909

Net Investment Income (Loss)	1,824,640	345,902	—

Net realized gains (losses) from investments	2,053	67,744	35,624
Change In Net Assets Resulting From Operations	$1,826,693	$413,646	$35,624

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Prime		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$1,824,640	$5,657,344	$345,902	$589,074
Net realized gains (losses) from investments	2,053	24,826	67,744	2,240
Change in net assets resulting from operations	1,826,693	5,682,170	413,646	591,314

Dividends:
Net investment income:
Class A Shares	(2,253)	(2,958)	(1,860)	(169)
Class B Shares	(2)	(7)	(4)	(8)
Class C Shares	(1)	(4)	—	—
Class D Shares	(79,562)	(143,373)	(30,070)	(64,809)
Class I Shares	(1,700,951)	(5,344,845)	(175,237)	(290,312)
Class Y Shares	(41,506)	(166,157)	(132,804)	(233,776)
Net realized gains:
Class A Shares	(78)	—	—	(35)
Class B Shares	—	—	—	(1)
Class D Shares	(2,967)	—	—	(7,445)
Class I Shares	(7,143)	—	—	(19,650)
Class Y Shares	(1,258)	—	—	(18,416)
Change in net assets resulting from
shareholder dividends	(1,835,721)	(5,657,344)	(339,975)	(634,621)

Change in net assets resulting from
capital transactions	(101,170,039)	(1,590,758,408)	(870,039,556)	885,763,811
Change in net assets	(101,179,067)	(1,590,733,582)	(869,965,885)	885,720,504

Net Assets:
Beginning of period	4,980,416,231	6,571,149,813	4,993,428,258	4,107,707,754
End of period	$4,879,237,164	$4,980,416,231	$4,123,462,373	$4,993,428,258
Accumulated net investment income (loss)	$365	$—	$5,929	$2

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Prime		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$8,279,110	$11,405,354	$100,507,328	$12,635,616
Dividends reinvested	72	102	360	18
Value of shares redeemed	(473,645)	(5,622,050)	(100,110,355)	(16,391,097)
Class A Shares capital transactions	7,805,537	5,783,406	397,333	(3,755,463)

Class B Shares:
Proceeds from shares issued	—	19,430	—	—
Dividends reinvested	2	6	3	9
Value of shares redeemed	(8,072)	(110,006)	(27,646)	(17,135)
Class B Shares capital transactions	(8,070)	(90,570)	(27,643)	(17,126)

Class C Shares:
Proceeds from shares issued	373	745	—	—
Dividends reinvested	1	4	—	—
Value of shares redeemed	(6,109)	(777)	—	—
Class C Shares capital transactions	(5,735)	(28)	—	—

Class D Shares:
Proceeds from shares issued	2,515,251,256	5,747,496,581	1,077,866,836	2,112,895,877
Dividends reinvested	60,178	112,060	14,646	41,463
Value of shares redeemed	(2,551,882,595)	(6,035,401,728)	(1,075,356,543)	(2,244,889,380)
Class D Shares capital transactions	(36,571,161)	(287,793,087)	2,524,939	(131,952,040)

Class I Shares:
Proceeds from shares issued	14,865,577,969	37,580,221,468	5,327,378,593	15,350,488,166
Dividends reinvested	801,233	2,814,430	95,010	206,034
Value of shares redeemed	(14,943,530,985)	(38,866,710,107)	(5,961,698,655)	(15,123,273,533)
Class I Shares capital transactions	(77,151,783)	(1,283,674,209)	(634,225,052)	227,420,667

Class Y Shares:
Proceeds from shares issued	910,454,101	2,112,812,015	11,552,776,720	16,530,799,457
Dividends reinvested	38,166	146,189	131,613	250,271
Value of shares redeemed	(905,731,094)	(2,137,942,124)	(11,791,617,466)	(15,736,981,955)
Class Y Shares capital transactions	4,761,173	(24,983,920)	(238,709,133)	794,067,773
Change in net assets resulting from
capital transactions	$(101,170,039)	$(1,590,758,408)	$(870,039,556)	$885,763,811

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	six months ended	year ended
	April 30, 2012	October 31, 2012
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$—	$9
Net realized gains (losses) from investments	35,624	8,482
Change in net assets resulting from operations	35,624	8,491

Dividends:
Net realized gains:
Class D Shares	—	(6,485)
Class I Shares	—	(6,826)
Class Y Shares	—	(10,955)
Change in net assets resulting from shareholder dividends	—	(24,266)
Change in net assets resulting from capital transactions	99,004,200	(229,081,790)

Change in net assets	99,039,824	(229,097,565)

Net Assets:
Beginning of period	2,373,986,181	2,603,083,746
End of period	$2,473,026,005	$2,373,986,181
Accumulated net investment income (loss)	$9	$9

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	six months ended	year ended
	April 30, 2012	October 31, 2012
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Value of shares redeemed	—	(607,887)
Class A Shares capital transactions	—	(607,887)

Class B Shares:
Value of shares redeemed	—	(34,382)
Class B Shares capital transactions	—	(34,382)

Class C Shares:
Proceeds from shares issued	—	114,177
Value of shares redeemed	—	(114,177)
Class C Shares capital transactions	—	—

Class D Shares:
Proceeds from shares issued	1,380,093,108	1,836,487,946
Dividends reinvested	—	2,757
Value of shares redeemed	(1,483,505,912)	(1,794,363,660)
Class D Shares capital transactions	(103,412,804)	42,127,043

Class I Shares:
Proceeds from shares issued	1,942,512,593	2,342,393,162
Dividends reinvested	—	3,734
Value of shares redeemed	(2,007,993,449)	(2,770,079,317)
Class I Shares capital transactions	(65,480,856)	(427,682,421)

Class Y Shares:
Proceeds from shares issued	1,227,175,888	1,844,352,806
Dividends reinvested	—	10,587
Value of shares redeemed	(959,278,028)	(1,687,247,536)
Class Y Shares capital transactions	267,897,860	157,115,857
Change in net assets resulting from capital transactions	$99,004,200	$(229,081,790)

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities					Dividends								Ratios/Supplementary Data
																					Ratios of
				Net													Ratio of				Expenses
				Realized and													Expenses				to Average
				Unrealized					Net			Net					to Average		Ratio of Net		Net Assets
	Net Asset	Net		Gains					Realized			Asset				Ratio of Net	Net Assets		Investment		(Excluding
	Value,	Investment		(Losses)	Total from		Net		Gains from			Value,			Net Assets at	Expenses to	(Excluding		Income to		Fee
	Beginning	Income		from	Investment		Investment		Investment	Total		End of	Total		End of Period	Average Net	Fees Paid		Average Net		Reductions)
	of Period	(Loss)		Investments	Activities		Income		Transactions	Dividends		Period	Return(a)		(000’s)	Assets(b)	Indirectly)(b)		Assets(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.03		—(c)	0.03		(0.03)		—	(0.03)		$1.00	2.71	%(d)	$308,499	0.67%	0.67%		2.73%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.32	%(e)	343,265	0.55%	0.55	%(e)	0.31	%(e)	0.69	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01	%(g)	32,943	0.29%	0.29%		0.01	%(g)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		27,763	0.26%	0.26%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		33,546	0.30%	0.30%		0.01%		0.69%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		41,352	0.26%	0.26%		0.01%		0.68%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—(c)	0.02		(0.02)		—	(0.02)		$1.00	2.10	%(d)	$199	1.27%	1.27%		2.08%		1.27%
Year Ended October 31, 2009	1.00	—	(c)	—(c)	—	(c)	—		—	—		1.00	0.17	%(e)	312	0.68%	0.68	%(e)	0.13	%(e)	1.30	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01	%(g)	226	0.29%	0.29%		0.01	%(g)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		132	0.26%	0.26%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		41	0.29%	0.29%		0.01%		1.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		33	0.26%	0.26%		0.01%		1.27%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—(c)	0.02		(0.02)		—	(0.02)		$1.00	2.10	%(d)	$316,779	1.27%	1.27%		2.04%		1.27%
Year Ended October 31, 2009	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.17	%(e)	259,364	0.74%	0.74	%(e)	0.19	%(e)	1.29	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01	%(g)	44	0.29%	0.29%		0.01	%(g)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		6	0.25%	0.25%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.06%		6	0.25%	0.25%		0.06%		1.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		— (h)	0.24%	0.24%		0.07%		1.32%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.03		—(c)	0.03		(0.03)		—	(0.03)		$1.00	2.86	%(d)	$2,720,592	0.52%	0.52%		2.89%		0.52%
Year Ended October 31, 2009	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.40	%(e)	1,994,448	0.49%	0.49	%(e)	0.42	%(e)	0.54	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01	%(g)	1,695,222	0.29%	0.29%		0.01	%(g)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		1,591,614	0.26%	0.26%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		1,303,827	0.30%	0.30%		0.01%		0.54%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		1,267,254	0.26%	0.26%		0.01%		0.53%

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities					Dividends								Ratios/Supplementary Data
																					Ratios of
				Net													Ratio of				Expenses
				Realized and													Expenses				to Average
				Unrealized					Net			Net					to Average		Ratio of Net		Net Assets
	Net Asset	Net		Gains					Realized			Asset				Ratio of Net	Net Assets		Investment		(Excluding
	Value,	Investment		(Losses)	Total from		Net		Gains from			Value,			Net Assets at	Expenses to	(Excluding		Income to		Fee
	Beginning	Income		from	Investment		Investment		Investment	Total		End of	Total		End of Period	Average Net	Fees Paid		Average Net		Reductions)
	of Period	(Loss)		Investments	Activities		Income		Transactions	Dividends		Period	Return(a)		(000’s)	Assets(b)	Indirectly)(b)		Assets(b)		(b)
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—(c)	0.03		(0.03)		—	(0.03)		$1.00	3.23	%(d)	$2,954,253	0.16%	0.16%		3.14%		0.17%
Year Ended October 31, 2009	1.00	0.01		—(c)	0.01		(0.01)		—	(0.01)		1.00	0.69	%(e)	7,189,613	0.18%	0.18	%(e)	0.55	%(e)	0.19	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.14	%(g)	4,679,632	0.17%	0.17%		0.14	%(g)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.10%		4,309,346	0.17%	0.17%		0.10%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.14%		3,025,688	0.17%	0.17%		0.14%		0.19%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.05%		2,948,531	0.17%	0.17%		0.10%		0.18%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		—(c)	0.03		(0.03)		—	(0.03)		$1.00	3.12	%(d)	$2,236,927	0.27%	0.27%		2.96%		0.27%
Year Ended October 31, 2009	1.00	0.01		—(c)	0.01		(0.01)		—	(0.01)		1.00	0.58	%(e)	1,194,680	0.29%	0.29	%(e)	0.68	%(e)	0.29	%(e)
Year Ended October 31, 2010	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.05	%(g)	1,107,571	0.26%	0.26%		0.04	%(g)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(f)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		642,290	0.26%	0.26%		0.02%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—(c)	—	(c)	—	(c)	—	—	(c)	1.00	0.03%		617,308	0.28%	0.28%		0.03%		0.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—(c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		622,068	0.26%	0.26%		0.01%		0.28%
(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16, 746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(e)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(f)	Calculated based on average shares outstanding.
(g)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(h)	Less than $500.

24	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
																							Ratios of
				Net															Ratio of				Expenses
				Realized and															Expenses				to Average
				Unrealized															to Average		Ratio of Net		Net Assets
	Net Asset	Net		Gains						Net Realized				Net Asset				Ratio of Net	Net Assets		Investment		(Excluding
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			Net Assets	Expenses to	(Excluding		Income to		Fee
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		at End of	Average Net	Fees Paid		Average Net		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	Assets (b)	Indirectly)(b)		Assets(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.20%		$703,712	0.67%	0.67%		2.29%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14	%(d)	574,577	0.52%	0.52	%(d)	0.14	%(d)	0.72	%(d)
Year Ended October 31, 2010	1.00	—		—		—		—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	25,926	0.23%	0.23%		0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		3,995	0.16%	0.16%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		238	0.14%	0.15%		0.01%		0.69%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		636	0.17%	0.17%		0.01%		0.68%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.67%		$54	1.29%	1.29%		1.24%		1.29%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	84	0.54%	0.54	%(d)	0.08	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	88	0.22%	0.22%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		94	0.17%	0.17%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		76	0.16%	0.16%		0.01%		1.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	—%		49	0.17%	0.17%		0.01%		1.28%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.59%		$101	1.27%	1.27%		1.28%		1.27%
Year Ended October 31, 2009(f)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	229	0.50%	0.50	%(d)	0.04	%(d)	1.32	%(d)
Year Ended October 31, 2010(g)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	— (h)	0.23%	0.23%		0.01	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%		—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%		—%		—%
Six Months Ended
April 30, 2013 (Unaudited)(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.36%		$1,438,199	0.52%	0.52%		1.92%		0.52%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.18	%(d)	767,551	0.48%	0.48	%(d)	0.21	%(d)	0.58	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	922,510	0.22%	0.22%		0.02	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		746,458	0.17%	0.17%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		614,499	0.16%	0.16%		0.01%		0.54%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		617,033	0.17%	0.17%		0.01%		0.53%

See notes to financial statements.	HSBC FAMILY OF FUNDS	25

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities						Dividends									Ratios/Supplementary Data
																							Ratios of
				Net															Ratio of				Expenses
				Realized and															Expenses				to Average
				Unrealized															to Average		Ratio of Net		Net Assets
	Net Asset	Net		Gains						Net Realized				Net Asset				Ratio of Net	Net Assets		Investment		(Excluding
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			Net Assets	Expenses to	(Excluding		Income to		Fee
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		at End of	Average Net	Fees Paid		Average Net		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	Assets (b)	Indirectly)(b)		Assets(b)		(b)
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	2.72%		$4,908,887	0.17%	0.17%		2.23%		0.18%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.43	%(d)	8,176,980	0.22%	0.22	%(d)	0.38	%(d)	0.22	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(e)	5,100,891	0.16%	0.16%		0.07	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.03%		1,645,764	0.16%	0.16%		0.03%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02%		1,873,166	0.16%	0.16%		0.01%		0.19%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		1,238,970	0.16%	0.16%		0.02%		0.18%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	2.61%		$6,747,758	0.27%	0.27%		2.53%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.32	%(d)	3,370,299	0.33%	0.33	%(d)	0.38	%(d)	0.33	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	2,918,347	0.22%	0.22%		0.02	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		1,711,397	0.17%	0.17%		0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		2,505,448	0.17%	0.17%		0.01%		0.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		2,266,775	0.17%	0.17%		0.01%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
																						Ratios of
				Net															Ratio of			Expenses
				Realized and															Expenses			to Average
				Unrealized															to Average	Ratio of Net		Net Assets
	Net Asset	Net		Gains						Net Realized				Net Asset				Ratio of Net	Net Assets	Investment		(Excluding
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			Net Assets	Expenses to	(Excluding	Income to		Fee
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		at End of	Average Net	Fees Paid	Average Net		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	Assets (b)	Indirectly)(b)	Assets(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	1.38%		$580,458	0.67%	0.67%	1.06%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		385,994	0.24%	0.24%	0.07%		0.66%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	32,973	0.14%	0.14%	0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		613	0.11%	0.12%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		5	0.05%	0.06%	—%		0.70%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		5	0.13%	0.13%	—%		0.71%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	0.86%		$131	1.11%	1.11%	1.01%		1.28%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		60	0.24%	0.24%	0.07%		1.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	50	0.14%	0.14%	0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		35	0.10%	0.10%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1	0.06%	0.06%	—%		1.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		1	0.04%	0.04%	—%		1.06%
CLASS C SHARES(f)
Year Ended October 31, 2008(f)	$1.00	—	(c)	—		—		—		—		—		$1.00	0.01%		$1,103	0.64%	0.64%	0.20%		1.26%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		7,138	0.22%	0.22%	0.04%		1.26%
Year Ended October 31, 2010(g)	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	— (h)	0.13%	0.13%	—	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—	(d)	—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
Six Months Ended
April 30, 2013 (Unaudited)(i)	1.00	—		—	(c)	—	(c)	—	(c)	—		—		1.00	—%		—	—%	—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.53%		$937,905	0.52%	0.52%	1.33%		0.59%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		955,652	0.23%	0.23%	0.06%		0.51%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	726,244	0.14%	0.14%	0.01	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		619,940	0.10%	0.10%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		662,063	0.08%	0.09%	—%		0.54%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		558,659	0.11%	0.11%	—%		0.53%

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities						Dividends									Ratios/Supplementary Data
																						Ratios of
				Net															Ratio of			Expenses
				Realized and															Expenses			to Average
				Unrealized															to Average	Ratio of Net		Net Assets
	Net Asset	Net		Gains						Net Realized				Net Asset				Ratio of Net	Net Assets	Investment		(Excluding
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			Net Assets	Expenses to	(Excluding	Income to		Fee
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		at End of	Average Net	Fees Paid	Average Net		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	Assets (b)	Indirectly)(b)	Assets(b)		(b)
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.90%		$3,771,262	0.16%	0.16%	1.26%		0.16%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14%		3,322,962	0.16%	0.16%	0.14%		0.16%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,379,042	0.13%	0.13%	0.01	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		982,974	0.10%	0.10%	0.01%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		555,287	0.08%	0.08%	—%		0.19%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		489,813	0.11%	0.11%	—%		0.18%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.78%		$1,364,310	0.27%	0.27%	1.34%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08%		996,309	0.22%	0.22%	0.08%		0.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,147,150	0.14%	0.14%	0.01	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		999,521	0.09%	0.10%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1,156,631	0.09%	0.09%	—%		0.29%
Six Months Ended
April 30, 2013 (Unaudited)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		1,424,547	0.11%	0.11%	—%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Calculated based on average shares outstanding.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 3 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC Prime Money Market Fund	Prime Money Market Fund

HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of April 30, 2013, Class E Shares were not operational.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At April 30, 2013, the Funds did not hold any restricted securities that were deemed illiquid.

Repurchase Agreements:

     The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets
  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

     Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     For the period ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Prime Money Market Fund
Investment Securities(a):
Certificates of Deposit	—	1,755,111,183	—	1,755,111,183
Commercial Paper and Notes	—	1,937,967,034	—	1,937,967,034
Corporate Obligations	—	64,790,249	—	64,790,249
Yankee Dollars	—	122,296,370	—	122,296,370
Variable Rate Demand Notes	—	75,505,000	—	75,505,000
U.S. Government and Government
Agency Obligations	—	30,000,000	—	30,000,000
U.S. Treasury Obligations	—	382,984,741	—	382,984,741
Repurchase Agreements	—	25,000,000	—	25,000,000
Time Deposits	—	483,000,000	—	483,000,000
Total Investment Securities	—	4,876,654,577	—	4,876,654,577

U.S. Government Money Market Fund
Investment Securities(a):
U.S. Government and Government
Agency Obligations	—	930,651,385	—	930,651,385
U.S. Treasury Obligations	—	896,993,247	—	896,993,247
Repurchase Agreements	—	2,275,000,000	—	2,275,000,000
Total Investment Securities	—	4,102,644,632	—	4,102,644,632

U.S. Treasury Money Market Fund
Investment Securities(a):
U.S. Treasury Obligations	—	2,613,911,133	—	2,613,911,133
Total Investment Securities	—	2,613,911,133	—	2,613,911,133
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

     HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
Prime Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

     The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

     HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the period ended April 30, 2013, Citi voluntarily reduced its sub-administration fees by $110,800.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the period ended April 30, 2013, Foreside, as Distributor, also received $126,262, $85,049 and $21,867 in commissions from sales of the Trusts, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the period ended April 30, 2013 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the period ended April 30, 2013 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2014 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

*     As of April 30, 2013, Class E Shares were not operational.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At April 30, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser, may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

     The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2013 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Prime Money Market Fund	4,876,654,577	—	—	—
U.S. Government Money Market Fund	4,102,644,632	—	—	—
U.S. Treasury Money Market Fund	2,613,911,133	—	—	—
____________________

*     The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2012 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid($)(1)
Prime Money Market Fund	5,507,290	—	5,507,290	—	5,507,290
U.S. Government Money Market Fund	584,227	—	584,227	—	584,227
U.S. Treasury Money Market Fund	24,266	—	24,266	—	24,266

     As of latest tax year ended October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)$	(Deficit)($)
Prime Money Market Fund	457,002	—	148	457,150	(445,704)	—	—	11,446
U.S. Government Money
Market Fund	84,169	—	—	84,169	(84,167)	(3,566)	—	(3,564)
U.S. Treasury Money
Market Fund	9	—	—	9	—	(11,410)	—	(11,401)

     As of the end of the latest tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

     CLCFs not subject to expiration:

	Short Term	Long Term
Fund	Amount($)	Amount($)	Total($)
U.S. Government Money Market Fund	3,566	—	3,566
U.S. Treasury Money Market Fund	—	11,410	11,410

For the latest tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Prime Money Market Fund	13,380

6. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

36       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are inline with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.29	0.26%
	Class B Shares	1,000.00	1,000.10	1.29	0.26%
	Class C Shares	1,000.00	1,000.10	1.19	0.24%
	Class D Shares	1,000.00	1,000.10	1.29	0.26%
	Class I Shares	1,000.00	1,000.50	0.84	0.17%
	Class Y Shares	1,000.00	1,000.10	1.29	0.26%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	0.84	0.17%
	Class B Shares	1,000.00	1,000.00	0.84	0.17%
	Class D Shares	1,000.00	1,000.10	0.84	0.17%
	Class I Shares	1,000.00	1,000.10	0.79	0.16%
	Class Y Shares	1,000.00	1,000.10	0.84	0.17%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.00	0.64	0.13%
	Class B Shares	1,000.00	1,000.00	0.20	0.04%
	Class D Shares	1,000.00	1,000.00	0.55	0.11%
	Class I Shares	1,000.00	1,000.00	0.55	0.11%
	Class Y Shares	1,000.00	1,000.00	0.55	0.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

40       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Prime Money Market Fund	Class A Shares	1,000.00	1,023.51	1.30	0.26%
	Class B Shares	1,000.00	1,023.51	1.30	0.26%
	Class C Shares	1,000.00	1,023.60	1.20	0.24%
	Class D Shares	1,000.00	1,023.51	1.30	0.26%
	Class I Shares	1,000.00	1,023.95	0.85	0.17%
	Class Y Shares	1,000.00	1,023.51	1.30	0.26%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,023.95	0.85	0.17%
	Class B Shares	1,000.00	1,023.95	0.85	0.17%
	Class D Shares	1,000.00	1,023.95	0.85	0.17%
	Class I Shares	1,000.00	1,024.00	0.80	0.16%
	Class Y Shares	1,000.00	1,023.95	0.85	0.17%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.15	0.65	0.13%
	Class B Shares	1,000.00	1,024.60	0.20	0.04%
	Class D Shares	1,000.00	1,024.25	0.55	0.11%
	Class I Shares	1,000.00	1,024.25	0.55	0.11%
	Class Y Shares	1,000.00	1,024.25	0.55	0.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       41

HSBC FAMILY OF FUNDS

Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

42       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-SAR-MMF-0613	6/13

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2013

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

HSBC Family of Funds
Semi-Annual Report - April 30, 2013

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	18

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	20
HSBC Emerging Markets Local Debt Fund	24
HSBC Frontier Markets Fund	28
HSBC Total Return Fund	31
HSBC RMB Fixed Income Fund	37
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	48
Notes to Financial Statements	53
Investment Adviser Contract Approval	70
Table of Shareholder Expenses	73
Other Information	75

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 140 securities, covering about 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Emerging Markets Capped Index is an unmanaged index and was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 24, 2013

Fellow Shareholders:

The recently-concluded semi-annual period was a good one for the HSBC Funds, with the emerging markets funds providing returns that were generally in-line or above their respective benchmarks during the six months ended April 30, 2013.

More specific information about each fund’s performance appears in their respective Portfolio Reviews in the following pages of this report. These investment results were achieved in an environment marked by uncertainty about the economic and market outlook, including speculation about future Federal Reserve policy and its market effects. We have no crystal ball, but our portfolio managers generally view the outlook as mildly positive. Several factors contributed to this outlook, including:

  The slowly improving U.S. economic growth, with little signs of inflation, provides a positive backdrop for stocks.

  Any normalization of Federal Reserve policy, and an end to so-called “quantitative easing,” should boost interest rates and improve returns in our money market offerings.

  A global economic recovery carries positive implications for emerging and frontier debt and equity markets, which is important for our roster of emerging market products.

That said, past performance is no guarantee of future results. To that end, the board and HSBC Global Asset Management (USA) Inc. constantly monitor the funds’ investment results, meeting regularly with portfolio managers and effect management change when we think it to be in our shareholders’ best interests. When managers consistently under-perform, we monitor their performance more closely and add additional oversight and scrutiny.

The Securities and Exchange Commission recently released for comment a number of proposals relating to money market fund reform. These included a floating net asset value and/or liquidity fees and redemption gates for certain types of money market funds. We will continue to monitor these developments as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

The HSBC Funds lost a great friend and major contributor on April 28, 2013, when Larry Robbins, a trustee for 23 years and our chairman for eight years, succumbed to cancer, which he had fought with his usual grace and courage for almost five years. Larry resigned from the Board in December 2010, but remained an insightful counselor to me and a cheerleader to all of us. There’s no replacing a person like Larry.

His resignation did, however, open a vacancy on the Board, and this month we appointed Susan Gause to the board. The search was exhaustive and choosing among many attractive candidates wasn’t easy, we’re delighted to welcome Susan to the board. Susan has broad asset management experience having served as the CEO and CFO of a major asset management company and we believe that experience will serve HSBC Funds’ shareholders well.

Sincerely,
Michael Seely
Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds semi-annual report, covering the six-month fiscal period ended April 30, 2013. This report contains detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,
Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced moderate growth during the six-month period between November 1, 2012 and April 30, 2013. Many major economies produced disappointing economic data during much of the period. Consumer spending weakened and fiscal problems continued to plague the eurozone. However, U.S. equity markets made strong gains as the housing market showed significant improvement and consumer spending increased. Markets continued to benefit from the Federal Reserve Board’s decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

The period began with equities in the U.S. retreating somewhat from gains made in the previous quarter. This pullback was caused in part by renewed concerns about the eurozone debt crisis and the looming threat in the U.S. of the “fiscal cliff”—a collection of spending cuts and tax increases scheduled to take effect in January 2013. Markets both in the U.S. and abroad performed much stronger during the first quarter of 2013 due to improving circumstances in the eurozone and positive domestic economic data. Still, new signs of slowing economic growth—and concerns about political crises in Italy and Cyprus—contributed to higher volatility in the equity markets during the spring. Despite these issues, in addition to lingering weakness in the labor market, equity U.S. markets ended the period significantly higher than six months earlier.

The housing market was the area of the U.S. economy that showed the clearest signs of improvement. Data indicated that home prices were rising and sales were increasing. Home prices in February made their largest year-over-year gain since May 2006. These positive developments produced optimism that the market could finally be headed towards a full recovery from its 2008 collapse.

Another development that supported recent market gains was the European Central Bank’s efforts to reduce borrowing costs for peripheral European countries. These efforts included an aggressive government bond-buying program known as Outright Monetary Transactions. The formation of a governing political coalition in Italy also helped alleviate concerns about a political crisis in that country. Nonetheless, lingering sovereign debt and fiscal problems persist in Europe, and the continent remains in recession.

The unemployment rate continued to edge downward, but remained well above pre-recession levels. Real income and the consumer savings rate remained weak during the period, while consumer confidence declined slightly. Economic activity in the manufacturing sector expanded during each of the last five months of the period, though the rate of growth slowed.

Emerging markets as a whole performed poorly during the period, as the dollar gained strength and commodity prices fell. Economic data from China were mixed, though there were no signs that its economy was about to suffer the “hard landing” that some analyst had feared.

U.S. Gross Domestic Product1 (GDP) grew at a rate of 0.4% during the fourth quarter of 2012—the slowest rate since the first quarter of 2011. A preliminary estimate puts GDP growth during the first quarter of 2013 at 2.5%.

Market Review

The period began with a steep sell-off in U.S. markets that bottomed out in mid-November. Equities then reversed direction and began a strong rally that persisted through the duration of the period with only a few brief interruptions. Equities performed well despite investors’ concerns that the political deadlock over the fiscal cliff and the subsequent onset of automatic budget cuts—known as the sequester—would undermine economic growth. A political compromise that avoided the most dire consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the period, small- and mid-cap stocks outperformed large-cap stocks, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 16.58% and the MSCI Emerging Market Index1 returned 5.40%.

Stocks in developed economies rose. Japanese equities performed especially well due to optimism regarding its central bank’s efforts to revive its economy. European stocks made gains, but lagged well behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 14.42% for the six months through April 2013. That compared to a 17.18% return for the MSCI EAFE Index1 of international stocks in developed markets.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the higher yields offered by high-yield corporate bonds and high-yield municipal bonds, which were the best-performing fixed-income sectors during the quarter. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.90% for the six months through April, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 7.26%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period higher, though it performed poorly during the first quarter of 2013 following strong gains throughout 2012.

1     For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.85% (without sales charge) for the Class A Shares, 3.10% for the Class I Shares and 3.15% for the Class S Shares for the six-month period ended April 30, 2013. That compared to a 2.97% total return for the J.P. Morgan Emerging Markets Bond Index Global1.

Portfolio Performance

The Fund benefitted from the overall positive performance of emerging markets debt assets. However, emerging markets were volatile during the period, in response to global economic and political trends. Markets rallied early in the period in part due to investors’ continued interest in the higher yields offered by emerging markets debt. But demand for these securities fell in January when yields rose on the 10-year U.S. Treasury. Hardest hit were investment-grade sovereign emerging debt assets, which are more closely correlated to U.S. Treasuries than other sectors of emerging market debt.†

Emerging markets debt further suffered in February and March due to factors such as China’s tightening monetary policy and political and economic uncertainty in Europe. In April, however, these assets rallied again when the Bank of Japan announced a quantitative easing program that will provide increased liquidity to support external emerging markets and local debt assets.†

We positioned the Fund defensively early in the period due to what we believed were high asset valuations in emerging markets debt. An underweight position to investment-grade sovereign debt detracted from the Fund’s relative performance late in the period when the market rally supported these high-quality bonds. An underweight position in Venezuela also detracted from the Fund’s relative performance when that country’s bonds rose due to strong investor demand for higher yielding assets. Similarly, the fund’s underweight position to B-rated countries was a drag on performance, as those bonds also benefitted from investors’ continued search for yield.†

However, the Fund’s defensive strategy also boosted its relative performance during the period. In particular, the underweight position to investment-grade sovereign bonds—particularly in Latin America—contributed to the Fund’s performance when those assets fell in response to rising U.S. Treasury yields.†

At the same time, the Fund’s off-benchmark exposure to emerging market corporate debt contributed to relative performance over the period. Emerging market corporate debt assets benefitted from their lower sensitivity to moves in U.S. Treasury yields, as well as from continued demand among investors for higher yielding assets.†

The Fund also focused on select Eastern European sovereign debt that offered attractive valuations and stood to benefit from stabilization in eurozone growth. This positioning, particularly in Lithuania and Romania, contributed to performance as investor confidence in these markets continued to improve.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

			Average Annual Total		Expense
Fund Performance			Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2013	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-2.04	6.72	9.34	1.63	1.20
HSBC Emerging Markets Debt Fund Class I	4/7/11	3.10	12.49	12.38	1.28	0.85
HSBC Emerging Markets Debt Fund Class S	4/7/11	3.15	12.60	12.49	1.18	0.75
J.P. Morgan Emerging Markets Bond Index Global	—	2.97	11.60	12.35	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS      9

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.56% (without sales charge) for the Class A Shares, 4.74% for the Class I Shares and 4.79% for the Class S Shares for the six-month period ended April 30, 2013. That compared to a 7.02% total return for the Fund’s primary performance benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1, for the same period.

Portfolio Performance

Emerging markets were volatile during the period in response to global economic and political trends. Markets rallied early in the period in part due to investors’ continued interest in the higher yields offered by emerging markets hard currency assets. Nevertheless, demand for these securities fell in January when yields rose on the 10-year U.S. Treasury. Hardest hit were investment-grade sovereign emerging debt assets, which are more closely correlated to U.S. Treasuries than other sectors of emerging market debt.†

Emerging markets debt further suffered in February and March due to factors such as tightening monetary policy in China and political and economic uncertainty in Europe. In April, however, these assets rallied again when the Bank of Japan announced a quantitative easing program that is expected to provide increased liquidity to support external emerging markets and local debt assets.

During the period, the Fund changed its benchmark from an equally weighted blend of the JP Morgan GBI-EM Global Diversified Index and the JP Morgan Emerging Local Markets Index Plus to only the JP Morgan GBI-EM Global Diversified Index. Transaction costs related to rebalancing the portfolio in response to this change detracted from the Fund’s relative performance.

We also positioned the Fund conservatively during the period due to what we believed were high valuations and a crowded market for local currencies. For example, we moved to an underweight position in Hungarian local bonds in the beginning of the period because of concerns about Hungary’s ability to reach a deal with the International Monetary Fund over a potential credit line. This position detracted from the Fund’s relative performance, as Hungarian local bonds outperformed the benchmarks during the period.†

An underweight exposure to longer dated locally denominated bonds also detracted from the Fund’s relative performance, as those assets performed well during the period. This underweight position detracted the most in April when longer dated bonds rallied in response to the Bank of Japan quantitative easing announcement.†

However, select underweight currency positions, which we achieved by holding forward foreign currency exchange contracts, benefitted the Fund’s relative performance during the period. For example, an underweight position in the Brazilian real boosted the Fund’s performance when the currency underperformed the benchmarks. An underweight exposure to the Hungarian forint also contributed to the Fund’s relative performance, as weak European growth data and concerns over the Italian election and Cyprus bailout weakened Eastern European currencies.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

			Average Annual Total		Expense
Fund Performance			Return (%)		Ratio (%)[3]
	Inception	Six	1	Since
As of April 30, 2013	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-0.39	1.15	0.22	2.11	1.34
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	4.74	6.59	2.97	1.76	0.99
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	4.79	6.70	3.07	1.66	0.89
Emerging Markets Debt Blend Portfolio Index[2]	—	4.75	10.32	2.79	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	7.02	10.32	6.15	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	2.50	2.77	-0.52	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

Effective December 26, 2012, the Fund no longer compares its performance to the Emerging Markets Debt Blend Portfolio Index. The Fund’s performance is now compared to the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index. The Emerging Markets Debt Blend Portfolio Index consisted of a 50%/50% blend of the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index and the J.P. Morgan Emerging Local Markets Index Plus. The Fund’s current benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, is a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, and investors cannot directly invest in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund
(Class A Shares and Class I Shares)

by Andrew Brudenell, Senior Portfolio Manager
Chris Turner, Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 18.26% (without sales charge) for the Class A Shares and 18.39% for the Class I Shares for the six-month period ended April 30, 2013. That compared to a 17.18% total return for the MSCI Frontier Markets Index1 and a 13.93% total return for the MSCI Frontier Emerging Markets Capped Index1 for the same period, respectively.

Portfolio Performance

Frontier markets performed well during the six months through April. That performance was due in large part to improving investor sentiment across broader markets. Positive Chinese economic data in the early part of the period boosted market sentiments, as did the resolution of U.S. budget issues—including the “fiscal cliff” negotiations—early in 2013. Improving investor attitudes led to renewed interest in the perceived riskier asset classes. Moreover, developing investor awareness of the diversification benefits of frontier markets also helped drive interest in this asset class, which helped boost performance.

The Fund’s performance relative to its benchmark was due primarily to individual stock selection, as well as from exposure to stocks that were not held by the benchmark. For example, the Fund benefitted from its off-benchmark investment in a health care company based in the United Arab Emirates (UAE). The market realized the company’s shares were priced attractively compared to its industry peers, and the stock rose as investors looked to take advantage. The Fund also benefited from other UAE holdings, including a property development company and a large bank. Both companies beat market expectations due to a recovering real estate market and strong credit growth.†

The Fund’s relative performance was also helped by an underweight position in Colombia. We believed that despite a positive macroeconomic environment and strong fundamentals, valuations in that country were too high relative to other frontier market countries. And after years of strong market returns, Colombian companies struggled during the six-month period.†

Certain stock selections hurt the Fund’s relative performance, however. An off-benchmark investment in a Ukrainian mining company was one such detractor. Investor uncertainty about the company’s plans for capital it raised early in the period contributed to a decline in share prices.†

An underweight position in the Philippines also dragged on the Fund’s relative returns. We positioned the Fund with an underweight exposure because we believed valuations were relatively high in that market. However, the country’s shares continued to appreciate during the period due to positive economic and political news.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

			Average Annual Total		Expense
Fund Performance			Return (%)		Ratio (%)[3]
	Inception	Six		Since
As of April 30, 2013	Date	Months*	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	12.30	16.76	13.22	3.17	2.23
HSBC Frontier Markets Fund Class I	9/6/11	18.39	23.34	17.20	2.82	1.88
MSCI Frontier Markets Index[2]	—	17.18	19.96	18.44	N/A	N/A
MSCI Frontier Emerging Markets Capped Index[2]	—	13.93	15.51	10.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index. The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 140 securities, covering about 85% of the free float-adjusted market capitalization in each country. The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI EM Index. The Index consists of 25 frontier markets and five emerging markets. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC Total Return Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -0.08% (without sales charge) for the Class A Shares, 0.05% for the Class I Shares and 0.01% for the Class S Shares for the six-month period ended April 30, 2013. That compared to the 0.16% total return for the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1.

Portfolio Performance

The Fund seeks to maximize total return, composed of capital appreciation and income, primarily by investing in debt instruments issued by governments of emerging markets countries, or by corporations that are economically tied to emerging markets. Despite volatility caused by global economic and political trends, emerging markets had a positive overall performance during the period, as investors continued to seek the higher yields offered by these debt assets.

During the period, the Fund used forward foreign currency exchange contracts to gain short exposure to select currencies we felt were vulnerable to a sell-off. However, that short currency position detracted from the Fund’s performance when local currencies were strong performers during the period. For example, a 5% short position to the Mexican peso was the single largest drag on the Fund’s performance when that currency experienced increased investor demand based on appreciation expectations.†

The Fund also held a short euro position as a hedge to its overall external debt exposure, because there is a positive correlation between the euro and riskier assets such as emerging markets debt. This short position detracted from the Fund’s performance when the euro appreciated 1.6% as investors became more comfortable with Europe’s political and economic situation.†

We chose to focus the Fund’s investments during the period on high-quality quasi-sovereign and corporate bonds, which we believed offered more attractive valuations than their respective sovereign bonds. This positioning boosted the Fund’s performance, thanks to strong investor demand for the higher yields offered by these assets compared to their respective sovereign debt assets. For example, the Fund’s holdings of quasi-sovereign debt in Brazil and Russia were strong performers during the period.†

The Fund also held derivatives such as credit default swaps and U.S. Treasury futures as a hedge against risk in the portfolio. The use of these derivatives did not have a meaningful impact on performance during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

			Average Annual Total		Expense
Fund Performance			Return (%)		Ratio (%)[3]
	Inception	Six		Since
As of April 30, 2013	Date	Months*	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-4.78	-1.48	-1.28	1.57	1.57
HSBC Total Return Fund Class I	3/30/12	0.05	3.76	3.56	1.22	1.22
HSBC Total Return Fund Class S	3/30/12	0.10	3.85	3.65	1.12	1.12
BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index[2]	—	0.16	0.41	16.27	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, tax, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investment in investment companies) to an annual rate of 1.60%, 1.25% and 1.15% for the Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation agreement shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund
(Class A Shares, Class I Shares and Class S Shares)

by Cecilia Chan, Fixed Income CIO, Asia-Pacific
Jim Veneau, Investment Director, Asian Fixed Income
Alfred Mui, Investment Director, Asian Fixed Income
Gregory Suen, Associate Director, Fixed Income

The HSBC RMB Fixed Income Fund (the “Fund”) seeks to maximize total return by investing principally in debt instruments that provide exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). The Fund’s portfolio management team follows a top-down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. The team seeks to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks. This investment process allows the team to capture potential opportunities in the growing offshore RMB fixed income market and take advantage of the currency’s potential appreciation. In order to gain such exposure, the Fund may invest in RMB-denominated debt instruments, including RMB-denominated deposits in Hong Kong or US dollar-denominated instruments, as well as derivative instruments, with underlying currency exposure to RMB.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 3.95% (without sales charge) for Class A Shares, 4.12% for the Class I Shares and 4.17% for the Class S Shares for the six-month period ended April 30, 2013. That compared to the 5.00% return for the Fund’s benchmark, the HSBC Offshore Renminbi Bond Index1, during the same period.

Portfolio Performance

Demand for offshore debt instruments denominated in RMB continued to be strong during the period. The offshore RMB market, known as the “Dim Sum” bond market, offered higher yield carry than other markets, which attracted investors in search of higher yields. The market also featured shorter average duration than other bond markets, which attracted investors seeking less exposure to interest rate risk.

Dim Sum bonds also benefitted from the continued appreciation of the RMB against the U.S. dollar (USD). The RMB rose 1.27% during the period, causing the USD value of RMB-denominated investments to increase.

The Fund’s investment strategy featured a broad mix of higher-quality credits from the investment-grade, high-yield and non-rated universes. We chose to hold bonds from across the spectrum of investment options because the Dim Sum bond market is still relatively new and does not lend itself well to sector analysis, as sectors are not yet well defined or correlated.†

We chose to underweight the highest yielding bonds in the market, because we did not believe that exposure to these assets this would produce the best risk-adjusted returns. That position detracted from the Fund’s relative returns when these bonds were among the strongest performers during the period.†

The Fund’s broad investment mix contributed to its performance, as the market experienced a nearly across-the-board rally during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund

		Aggregate Total		Expense
Fund Performance		Return (%)		Ratio (%)[3]
	Inception	6	Since
As of April 30, 2013	Date	Month	Inception	Gross	Net
HSBC RMB Fixed Income Class A1	6/8/12	-0.98	2.21	2.54	1.45
HSBC RMB Fixed Income Class I	6/8/12	4.12	7.66	2.19	1.10
HSBC RMB Fixed Income Class S	6/8/12	4.17	7.75	2.09	1.00
HSBC Offshore Renminbi Bond Index[2]	—	5.00	9.23	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	2.50	7.59	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment company companies) to an annual rate of 1.45%, 1.10% and 1.00% for Class A Shares, Class I Shares and Class S Shares. The expense limitation shall be in effect until March 1, 2014.
The performance of the Fund is measured against the HSBC Offshore Renminbi Bond Index and the J.P. Morgan Emerging Local Markets Index Plus. The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China. The J.P. Morgan Emerging Markets Bond Index Plus tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The indexes are unmanaged and the performance of the indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       17

Portfolio Reviews
Portfolio Composition*
April 30, 2013 (Unaudited)

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value(%)
Russian Federation	13.0
Mexico	10.6
Turkey	10.4
United States	9.7
Venezuela	8.6
Indonesia	8.3
Brazil	6.0
Colombia	4.0
Panama	2.9
Philippines	2.7
South Africa	2.7
Poland	2.6
Croatia	2.2
Kazakhstan	1.6
Lithuania	1.6
Ukraine	1.2
Hungary	1.1
Slovak Republic	1.1
Chile	1.1
Peru	1.0
Uruguay	1.0
Malaysia	0.8
Romania	0.8
El Salvador	0.7
Republic of Serbia	0.6
Iraq	0.6
Namibia	0.5
Ireland (Republic of)	0.5
Sri Lanka	0.5
Paraguay	0.5
British Virgin Islands	0.5
Dominican Republic	0.3
Lebanon	0.3
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value(%)
United States	33.1
Russian Federation	16.1
Thailand	9.5
Indonesia	8.9
Turkey	5.5
Poland	5.1
Malaysia	4.8
Mexico	4.8
South Africa	4.8
Peru	2.2
Kazakhstan	2.1
Colombia	1.6
Luxembourg	0.9
United Arab Emirates	0.6
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value(%)
United Arab Emirates	15.6
Nigeria	13.0
Qatar	11.1
Pakistan	8.7
Philippines	5.2
Saudi Arabia	5.0
Colombia	5.0
Kuwait	4.9
Kazakhstan	3.4
Kenya	3.2
Oman	3.1
Peru	3.0
Vietnam	2.6
United States	2.2
Egypt	2.0
Georgia	1.9
Sri Lanka	1.6
Panama	1.6
Cambodia	1.4
Estonia	1.1
Lebanon	0.9
Romania	0.8
Croatia	0.8
Slovenia	0.7
Bangladesh	0.7
Australia	0.3
Ukraine	0.2
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value(%)
United States	41.4
Turkey	11.4
Brazil	11.3
Russian Federation	7.6
Mexico	7.1
Colombia	4.0
Kazakhstan	3.9
Indonesia	2.5
South Africa	2.5
Peru	1.6
Croatia	1.3
Slovak Republic	1.1
Chile	1.0
China	0.8
Namibia	0.7
Iraq	0.5
Luxembourg	0.3
United Kingdom	0.3
Costa Rica	0.2
Panama	0.2
Uruguay	0.2
Dominican Republic	0.1
100.0

18	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*(continued)
April 30, 2013 (Unaudited)

HSBC RMB Fixed Income Fund†
Country	Percentage of Investments at Value(%)
Hong Kong	35.5
China	33.1
United States	7.4
Singapore	6.2
Japan	5.1
France	3.9
Australia	2.5
Brazil	2.5
South Korea	2.5
Germany	1.3
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS	19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Yankee Dollars – 89.4%

	Principal
	Amount ($)	Value ($)
Brazil – 6.1%
Banco ABC Brasil SA,
7.88%, 4/8/20	100,000	112,350
Banco do Brasil SA, Registered,
5.88%, 1/26/22	450,000	489,375
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	212,750
Federal Republic of Brazil,
8.75%, 2/4/25	450,000	715,500
Oi SA, Registered,
5.75%, 2/10/22	200,000	211,000
Petrobras International Finance Co.,
5.75%, 1/20/20	400,000	451,498
Vale Overseas Ltd.,
6.88%, 11/21/36	100,000	118,743
Votorantim Cimentos SA, Registered,
7.25%, 4/5/41	200,000	227,500
		2,538,716
British Virgin Islands – 0.5%
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	196,961
Chile – 1.0%
CorpBanca SA, 3.13%, 1/15/18	200,000	200,402
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	220,000	233,451
		433,853
Colombia – 3.9%
Bancolombia SA, 6.13%, 7/26/20	100,000	109,500
Bancolombia SA, 5.95%, 6/3/21	100,000	112,750
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	200,000	215,240
Republic of Colombia,
4.38%, 7/12/21	490,000	560,315
Republic of Colombia,
8.13%, 5/21/24	300,000	442,200
Republic of Colombia,
6.13%, 1/18/41	150,000	201,750
		1,641,755
Croatia – 2.2%
Croatia, Registered,
6.75%, 11/5/19	400,000	457,336
Croatia, Registered,
6.38%, 3/24/21	400,000	452,000
		909,336
Dominican Republic – 0.3%
Dominican Republic,
7.50%, 5/6/21	100,000	114,850
El Salvador – 0.7%
Republic of El Salvador,
7.75%, 1/24/23	225,000	273,375
Hungary – 1.0%
Republic of Hungary,
6.25%, 1/29/20	180,000	200,025
Republic of Hungary,
6.38%, 3/29/21	130,000	145,444
Republic of Hungary,
7.63%, 3/29/41	80,000	93,900
		439,369
Indonesia – 8.3%
Majapahit Holding BV,
8.00%, 8/7/19	125,000	156,563
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	400,000	426,000
Republic of Indonesia,
6.88%, 1/17/18	575,000	693,594
Republic of Indonesia,
3.38%, 4/15/23 (a)	350,000	357,437
Republic of Indonesia, Registered,
5.88%, 3/13/20	1,350,000	1,603,125
Republic of Indonesia, Registered,
6.63%, 2/17/37	175,000	229,687
		3,466,406
Iraq – 0.5%
Republic of Iraq, Registered,
5.80%, 1/15/28,
Callable 6/20/13 @ 100.00	250,000	228,125
Ireland (Republic of) – 0.5%
Vnesheconombank, Registered,
5.38%, 2/13/17	200,000	217,620
Kazakhstan – 1.5%
Development Bank of Kazakhstan,
5.50%, 12/20/15	200,000	214,000
Development Bank of Kazakhstan,
4.13%, 12/10/22 (a)	200,000	197,100
Kazakhstan Temir Zholy, Registered,
6.95%, 7/10/42	200,000	237,000
		648,100
Lebanon – 0.3%
Republic of Lebanon, Registered,
Series 42, 8.25%, 4/12/21, MTN	100,000	113,500
Lithuania – 1.5%
Republic of Lithuania, Registered,
7.38%, 2/11/20	100,000	129,348
Republic of Lithuania, Registered,
6.63%, 2/1/22	400,000	510,600
		639,948
Malaysia – 0.8%
Petronas Capital Ltd.,
5.25%, 8/12/19	275,000	324,289

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Mexico – 10.6%
Banco Santander SA,
4.13%, 11/9/22 (a)	150,000	151,125
Petroleos Mexicanos,
5.50%, 1/21/21	1,000,000	1,172,500
United Mexican States, Series A,
5.13%, 1/15/20, MTN	1,370,000	1,637,150
United Mexican States,
3.63%, 3/15/22	150,000	163,500
United Mexican States, Series A,
7.50%, 4/8/33, MTN	100,000	149,500
United Mexican States, Series A,
6.05%, 1/11/40	866,000	1,138,790
		4,412,565
Namibia – 0.5%
Namibia International Bond,
Registered, 5.50%, 11/3/21	200,000	223,500
Panama – 2.8%
Republic of Panama,
5.20%, 1/30/20	875,000	1,039,500
Republic of Panama,
7.13%, 1/29/26	100,000	139,000
		1,178,500
Paraguay – 0.5%
Republic of Paraguay,
4.63%, 1/25/23 (a)	200,000	204,000
Peru – 1.0%
Republic of Peru,
8.75%, 11/21/33	110,000	188,100
Republic of Peru,
6.55%, 3/14/37	150,000	214,125
		402,225
Philippines – 2.7%
Republic of Philippines,
6.50%, 1/20/20	175,000	221,594
Republic of Philippines,
4.00%, 1/15/21	800,000	902,000
		1,123,594
Poland – 2.6%
Republic of Poland,
6.38%, 7/15/19	150,000	185,940
Republic of Poland,
5.13%, 4/21/21	465,000	546,389
Republic of Poland,
5.00%, 3/23/22	290,000	338,589
		1,070,918
Republic of Serbia – 0.6%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	233,500
Romania – 0.8%
Romania, Registered,
6.75%, 2/7/22, MTN	260,000	318,656
Russian Federation – 13.0%
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	100,000	108,250
Gazprom OAO, Registered,
8.13%, 7/31/14	300,000	325,050
Gazprom OAO, Registered,
9.25%, 4/23/19	125,000	162,812
RSHB Capital SA,
6.30%, 5/15/17	475,000	523,094
Russia Foreign Bond, Registered,
7.50%, 3/31/30	2,804,925	3,528,596
RZD Capital Ltd., Series E,
5.74%, 4/3/17, MTN	500,000	552,500
Sberbank, Registered,
5.18%, 6/28/19	200,000	219,940
		5,420,242
Slovak Republic – 1.0%
Slovak Republic, Registered,
4.38%, 5/21/22	400,000	438,584
South Africa – 2.7%
Republic of South Africa,
6.88%, 5/27/19	350,000	436,625
Republic of South Africa,
5.50%, 3/9/20	175,000	206,063
Republic of South Africa,
5.88%, 5/30/22	200,000	243,750
Republic of South Africa,
4.67%, 1/17/24	200,000	223,500
		1,109,938
Sri Lanka – 0.5%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	212,700
Turkey – 10.4%
Republic of Turkey,
5.63%, 3/30/21	1,975,000	2,315,688
Republic of Turkey,
5.13%, 3/25/22	850,000	971,125
Republic of Turkey,
6.25%, 9/26/22	300,000	369,750
Republic of Turkey,
7.38%, 2/5/25	200,000	267,000
Republic of Turkey,
4.88%, 4/16/43	200,000	205,050
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (a)	200,000	206,000
		4,334,613
Ukraine – 1.1%
Ukraine Government,
6.88%, 9/23/15	475,000	474,525
Uruguay – 0.9%
Republic of Uruguay, PIK,
7.88%, 1/15/33	260,000	393,770

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Yankee Dollars, continued

	Shares or
	Principal
	Amount ($)	Value ($)
Venezuela – 8.6%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	750,000	717,375
Petroleos de Venezuela SA,
8.50%, 11/2/17	920,000	890,100
Republic of Venezuela,
7.00%, 12/1/18	100,000	93,000
Republic of Venezuela,
7.75%, 10/13/19	1,600,000	1,504,000
Republic of Venezuela,
9.25%, 9/15/27	150,000	147,375
Republic of Venezuela, Registered,
8.25%, 10/13/24	200,000	180,300
Republic of Venezuela, Registered,
7.00%, 3/31/38	100,000	79,500
		3,611,650
TOTAL YANKEE DOLLARS
(COST $33,751,621)		37,349,683

U.S. Treasury Obligations – 4.8%

U.S. Treasury Bonds – 4.8%
2.75%, 8/15/42	660,000	640,922
3.13%, 2/15/43	1,315,000	1,377,668
TOTAL U.S. TREASURY OBLIGATIONS
(COST $2,007,477)		2,018,590

Investment Company – 4.8%

Northern Institutional Diversified
Assets Portfolio,
Institutional Shares, 0.01% (b)	2,028,177	2,028,177
TOTAL INVESTMENT COMPANY
(COST $2,028,177)		2,028,177
TOTAL INVESTMENT SECURITIES
(COST $37,787,275) — 99.0%		41,396,450
____________________

Percentages indicated are based on net assets of $41,805,651.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
MTN — Medium Term Note PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2013:

Industry	Percentage of Net Assets
Sovereign Bonds	68.0%
Oil, Gas & Consumable Fuels	8.9%
Commercial Banks	5.9%
U.S. Treasury Obligations	4.8%
Investment Companies	4.8%
Diversified Financial Services	4.0%
Road & Rail	1.3%
Commercial Banks	0.5%
Diversified Telecommunication Services	0.5%
Metals & Mining	0.3%
Total Investments	99.0%

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2013, the Fund’s open credit default swap agreements were as follows:

			Implied Credit				Upfront
			Spread at	Notional			Premiums	Unrealized
Underlying		Expiration	April 30, 2013	Amount	Fixed		Paid/	Appreciation/
Instrument	Counterparty	Date	(%) (b)	($)(c)	Rate (%)	Value ($)	(Received) ($)	(Depreciation) ($)
Federative	Barclays
Republic of Brazil	Bank PLC	09/20/16	1.02	550,000	1.00	4,655	(11,666)	16,321

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.39	500,000	1.00	10,150	(3,227)	13,377

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.47	500,000	1.00	10,150	(4,641)	14,791
						24,955	(19,534)	44,489

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Foreign Bonds – 57.9%†

	Principal
	Amount ($)	Value ($)
Colombia – 1.6%
Republic of Colombia,
9.85%, 6/28/27	650,000,000	552,851
Indonesia – 8.7%
Indonesia Government,
Series FR28, 10.00%, 7/15/17	9,100,000,000	1,117,855
Indonesia Government,
Series FR56, 8.38%, 9/15/26	9,605,000,000	1,191,246
Indonesia Government,
Series FR65, 6.63%, 5/15/33	6,890,000,000	724,978
		3,034,079
Malaysia – 4.8%
Malaysian Government,
Series 0111, 4.16%, 7/15/21	780,000	270,781
Malaysian Government,
Series 0112, 3.42%, 8/15/22	3,850,000	1,267,324
Malaysian Government,
Series 0412, 4.13%, 4/15/32	340,000	116,366
		1,654,471
Mexico – 4.7%
Mexican Bonos Desarr,
Series M, 6.50%, 6/9/22 (a)	11,700,000	1,107,808
Mexican Bonos Desarr,
Series M30, 8.50%, 11/18/38 (a)	2,600,000	309,459
Mexican Bonos Desarr,
Series M, 7.75%, 11/13/42 (a)	2,000,000	223,704
		1,640,971
Peru – 2.1%
Peru Bono Soberano,
9.91%, 5/5/15	515,000	224,791
Republic of Peru, Registered,
6.95%, 8/12/31	1,100,000	518,607
		743,398
Poland – 5.0%
Poland Government Bond,
Series 1020, 5.25%, 10/25/20	150,000	54,603
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	1,340,000	505,997
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	660,000	252,181
Poland Government Bond,
Series 0429, 5.75%, 4/25/29	2,350,000	944,332
		1,757,113
Russian Federation – 12.5%
Russia Foreign Bond,
7.85%, 3/10/18	120,000,000	4,162,131
Russia Government Bond,
Series 6206, 7.40%, 6/14/17 (a)	6,000,000	203,209
		4,365,340
South Africa – 4.7%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	2,477,000	304,337
Republic of South Africa,
Series R186, 10.50%, 12/21/26	2,050,000	304,041
Republic of South Africa,
Series R213, 7.00%, 2/28/31	2,400,000	259,749
Republic of South Africa,
Series R209, 6.25%, 3/31/36	8,000,000	765,515
		1,633,642
Thailand – 9.3%
Thailand Government Bond,
4.13%, 11/18/16	91,500,000	3,245,231
Turkey – 4.5%
Turkey Government Bond,
Series CPI, 3.00%, 1/6/21	240,000	184,501
Turkey Government Bond,
9.50%, 1/12/22 (a)	590,000	398,787
Turkey Government Bond,
Series CPI, 3.00%, 2/23/22	1,400,000	994,370
		1,577,658
TOTAL FOREIGN BONDS
(COST $19,582,580)		20,204,754

Yankee Dollars – 7.8%

Kazakhstan – 2.1%
KazMunayGas National Co.,
Registered, Series 1,
8.38%, 7/2/13, MTN	725,000	731,235
Luxembourg – 1.0%
VTB Bank OJSC (VTB Capital SA),
Registered, 6.47%, 3/4/15	300,000	322,980
Russian Federation – 3.2%
AK Transneft OJSC,
7.70%, 8/7/13	225,000	228,600
Alfa Invest Ltd.,
9.25%, 6/24/13, MTN	100,000	100,970
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	300,000	324,750
Sberbank, Series E,
6.48%, 5/15/13, MTN	200,000	200,280
Sberbank of Russia (SB Capital SA),
5.50%, 7/7/15	250,000	268,363
		1,122,963
Turkey – 0.9%
Republic of Turkey,
7.00%, 9/26/16	275,000	318,656
United Arab Emirates – 0.6%
The Abu Dhabi National Energy Co.
(TAQA), 6.60%, 8/1/13	200,000	202,800
TOTAL YANKEE DOLLARS
(COST $2,698,810)		2,698,634

24	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

U.S. Treasury Obligation – 1.2%

	Shares or
	Principal
	Amount ($)	Value ($)
U.S. Treasury Bonds – 1.2%
3.13%, 2/15/43	400,000	419,063
TOTAL U.S. TREASURY OBLIGATION
(COST $419,799)		419,063

Investment Company – 31.2%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	10,882,362	10,882,362
TOTAL INVESTMENT COMPANY
(COST $10,882,362)		10,882,362
TOTAL INVESTMENT SECURITIES
(COST $33,583,551) — 98.1%		34,204,813
____________________

Percentages indicated are based on net assets of $34,881,552.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2013:

Industry	Percentage of Net Assets
Sovereign Bonds	58.8%
Investment Companies	31.2%
Oil, Gas & Consumable Fuels	2.8%
Commercial Banks	1.5%
Diversified Financial Services	1.2%
U.S. Treasury Obligations	1.2%
Commercial Banks	0.8%
Electric Utilities	0.6%
Total Investments	98.1%

Interest Rate Swap Agreements

At April 30, 2013, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
				JPMorgan
				Chase
Pay	1-Year BRL CDI	10.44	1/2/14	Bank N.A.	2,200,000	BRL	1,100,000	45,329	45,329
				Barclays Bank
Pay	1-Year BRL CDI	10.02	1/4/21	PLC	2,400,000	BRL	1,200,000	48,441	48,441
	1-Month			Barclays Bank
Pay	MXN-TIIE-Banxico	6.69	12/23/21	PLC	6,250,000	MXN	514,806	61,461	61,461
				Barclays Bank
Receive	1-Year BRL CDI	7.68	1/2/15	PLC	9,400,000	BRL	4,700,000	(31,568)	(31,568)
				Barclays Bank
Pay	1-Year ZAR CDI	5.98	1/24/18	PLC	20,000,000	ZAR	2,231,271	40,726	40,726
				Standard
Pay	1-Year MYR CDI	3.52	1/25/18	Charter Bank	2,200,000	MYR	723,327	9,012	9,012
								173,401	173,401

See notes to financial statements.	HSBC FAMILY OF FUNDS	25

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	Value($)	($)
Brazilian Real	Standard Chartered Bank	5/3/13	8,250	4,077	4,124	(47)
Brazilian Real	Standard Chartered Bank	5/3/13	4,635,051	2,303,703	2,316,740	(13,037)
Brazilian Real	Standard Chartered Bank	8/2/13	672,840	330,959	331,888	(929)
Chilean Peso	Standard Chartered Bank	7/31/13	451,264,500	938,473	946,888	(8,415)
Indonesian Rupiah	Standard Chartered Bank	5/30/13	2,010,000,000	206,366	206,027	339
Indonesian Rupiah	JPMorgan Chase Bank N.A.	5/30/13	6,240,000,000	640,000	639,606	394
Korean Won	Standard Chartered Bank	5/22/13	710,556,000	660,000	645,192	14,808
Malaysian Ringgit	Standard Chartered Bank	5/30/13	5,131,756	1,689,745	1,683,481	6,264
Mexican Peso	Standard Chartered Bank	5/28/13	12,719,001	1,047,909	1,045,248	2,661
Peruvian Nuevo Sol	Standard Chartered Bank	6/27/13	286,336	110,448	108,022	2,426
Philippine Peso	Standard Chartered Bank	6/3/13	8,118,880	197,204	197,138	66
Polish Zloty	Barclays Bank PLC	5/8/13	1,477,934	460,000	467,911	(7,911)
Polish Zloty	Standard Chartered Bank	5/8/13	608,730	190,410	192,723	(2,313)
Polish Zloty	Standard Chartered Bank	9/3/13	1,894,670	594,220	595,468	(1,248)
Russian Ruble	Standard Chartered Bank	7/29/13	29,433,295	933,368	931,489	1,879
Russian Ruble	Standard Chartered Bank	7/29/13	6,543,600	205,000	207,088	(2,088)
South African Rand	Barclays Bank PLC	5/28/13	4,393,977	490,000	488,332	1,668
South African Rand	Barclays Bank PLC	5/28/13	6,337,788	690,000	704,361	(14,361)
South African Rand	Barclays Bank PLC	5/28/13	2,724,898	294,947	302,836	(7,889)
Taiwan Dollar	Standard Chartered Bank	6/3/13	19,895,650	670,000	674,610	(4,610)
Thai Baht	Standard Chartered Bank	6/14/13	48,528,700	1,570,000	1,649,741	(79,741)
				14,226,829	14,338,913	(112,084)

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Chartered Bank	5/3/13	4,643,301	2,323,974	2,320,864	(3,110)
Brazilian Real	Standard Chartered Bank	8/2/13	4,635,051	2,276,100	2,286,303	10,203
Chinese Yuan	Standard Chartered Bank	6/19/13	4,199,925	667,555	679,614	12,059
Colombian Peso	Standard Chartered Bank	7/2/13	2,402,133,345	1,301,934	1,311,262	9,328
Hungarian Forint	JPMorgan Chase Bank N.A.	6/28/13	358,385,238	1,495,796	1,568,486	72,690
Hungarian Forint	JPMorgan Chase Bank N.A.	6/28/13	23,257,860	100,000	101,789	1,789
Indonesian Rupiah	Standard Chartered Bank	5/30/13	322,000,000	32,394	33,005	611
Indonesian Rupiah	Barclays Bank PLC	5/30/13	6,643,600,000	680,000	680,976	976
Korean Won	Barclays Bank PLC	5/22/13	713,700,000	650,000	648,047	(1,953)
Malaysian Ringgit	Standard Chartered Bank	5/30/13	3,850,506	1,241,098	1,263,165	22,067
Malaysian Ringgit	Barclays Bank PLC	5/30/13	1,281,250	410,000	420,316	10,316
Malaysian Ringgit	Standard Chartered Bank	8/30/13	5,131,756	1,681,275	1,672,653	(8,622)
Mexican Peso	Standard Chartered Bank	5/28/13	14,826,599	1,150,740	1,218,451	67,711
Mexican Peso	JPMorgan Chase Bank N.A.	5/28/13	8,598,090	701,155	706,592	5,437
Philippine Peso	Standard Chartered Bank	6/3/13	8,118,880	200,268	197,138	(3,130)
Philippine Peso	Standard Chartered Bank	8/30/13	8,118,880	197,396	196,787	(609)
Polish Zloty	JPMorgan Chase Bank N.A.	5/8/13	191,994	60,000	60,785	785
Polish Zloty	Standard Chartered Bank	6/11/13	5,282,436	1,653,966	1,668,262	14,296
Polish Zloty	Standard Chartered Bank	5/8/13	1,894,670	598,727	599,849	1,122
Romanian Leu	JPMorgan Chase Bank N.A.	6/17/13	334,690	97,421	101,413	3,992
Romanian Leu	JPMorgan Chase Bank N.A.	6/17/13	367,930	110,000	111,485	1,485
Russian Ruble	Barclays Bank PLC	7/29/13	3,214,500	100,000	101,731	1,731
South African Rand	Standard Chartered Bank	5/28/13	24,175,819	2,687,606	2,686,820	(786)
South African Rand	JPMorgan Chase Bank N.A.	6/10/13	1,036,829	112,745	115,028	2,283
Taiwan Dollar	Standard Chartered Bank	6/3/13	19,652,000	668,095	666,349	(1,746)
Thai Baht	Standard Chartered Bank	6/14/13	11,248,263	363,904	382,386	18,482
Thai Baht	Standard Chartered Bank	6/14/13	10,797,500	350,000	367,062	17,062
Thai Baht	Standard Chartered Bank	6/14/13	2,934,130	100,000	99,746	(254)
Turkish Lira	Standard Chartered Bank	7/29/13	1,237,671	669,391	684,201	14,810
Turkish Lira	JPMorgan Chase Bank N.A.	7/29/13	2,554,805	1,406,108	1,412,329	6,221
Turkish Lira	JPMorgan Chase Bank N.A.	7/29/13	236,262	130,000	130,609	609
				24,217,648	24,493,503	275,855

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 87.1%

	Shares	Value ($)
Australia – 0.3%
Centamin plc *	104,401	67,015
Bangladesh – 0.6%
Prime Bank Ltd.	430,355	167,879
Cambodia – 1.4%
NagaCorp Ltd.	450,000	357,221
Colombia – 2.9%
Banco Davivienda SA	29,924	400,519
Ecopetrol SA	140,925	339,087
		739,606
Croatia – 0.8%
Hrvatski Telekom dd	5,230	194,680
Egypt – 2.0%
Commercial International Bank	60,008	264,731
Orascom Telecom Holding SAE
GDR, Registered *	74,954	252,393
		517,124
Estonia – 1.1%
Tallink Group Ltd. *	210,638	288,462
Georgia – 1.9%
Bank of Georgia Holdings plc	19,359	484,373
Kazakhstan – 3.4%
KazMunaiGas Exploration
Production GDR (a)	48,111	863,592
Kenya – 3.2%
Kenya Commercial Bank Ltd.	819,400	410,923
Safaricom Ltd.	4,864,700	397,889
		808,812
Kuwait – 4.9%
Kuwait Projects Co. (Holding) KSC	236,875	359,662
Mabanee Co. SAKC	87,550	364,792
Mobile Telecommunications Co.	95,000	251,589
National Bank of Kuwait	80,350	266,698
		1,242,741
Lebanon – 0.9%
Banque Audi SAL - Audi Saradar Group	12,866	86,845
Solidere, Class B	198	2,586
Solidere, Class A	10,233	134,155
		223,586
Nigeria – 13.0%
Dangote Cement plc	363,928	373,378
Diamond Bank plc *	8,632,639	311,628
FBN Holdings plc *	3,713,079	438,562
Guaranty Trust Bank plc	3,986,326	651,344
Nestle Foods Nigeria plc	61,848	348,605
Nigerian Breweries plc	586,520	612,521
Zenith Bank plc	4,500,642	574,338
		3,310,376
Oman – 2.9%
Bank Muscat SAOG	358,354	576,159
Renaissance Services SAOG *	126,200	170,124
		746,283
Pakistan – 8.6%
D.G. Khan Cement Co. Ltd.	460,500	318,030
Engro Corp. Ltd. *	285,000	388,844
MCB Bank Ltd.	182,745	404,717
Pakistan Petroleum Ltd.	155,575	286,341
The Hub Power Co. Ltd.	697,192	382,219
United Bank Ltd.	466,100	423,370
		2,203,521
Panama – 1.6%
Copa Holdings SA, Class A	3,199	401,730
Peru – 3.0%
Cia de Minas Buenaventura SA ADR	5,537	110,851
Credicorp Ltd.	4,300	647,537
		758,388
Philippines – 5.2%
Cebu Air, Inc.	178,530	353,372
Security Bank Corp.	77,770	372,691
SM Investments Corp.	21,795	606,447
		1,332,510
Qatar – 11.0%
Gulf International Services QSC	24,809	277,685
Industries Qatar QSC	14,462	683,238
Qatar Electricity & Water Co.	6,924	271,962
Qatar Islamic Bank	5,035	95,425
Qatar National Bank	17,877	662,893
Qatar Telecom (QTEL) QSC	21,699	685,414
The Commercial Bank of Qatar QSC	8,112	144,829
		2,821,446
Romania – 0.8%
SIF 5 Oltenia Craiova P-Note	499,000	205,753
Slovenia – 0.7%
KrKa dd Novo Mesto	2,813	184,466
Sri Lanka – 1.6%
John Keells Holdings plc	205,925	406,324
Ukraine – 0.2%
EastCoal, Inc. *	360,500	25,054
EastCoal, Inc. *	491,955	21,967
		47,021

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares or
	Principal
	Amount ($)	Value ($)
United Arab Emirates – 15.1%
Abu Dhabi Commercial Bank PJSC	134,571	168,539
DP World Ltd.	15,556	238,629
Dragon Oil plc	34,564	339,805
Emaar Properties PJSC	675,173	1,031,261
First Gulf Bank PJSC	202,444	821,263
National Bank of Abu Dhabi	201,420	663,558
NMC Health plc *	85,935	413,746
Union National Bank PJSC	162,614	194,363
		3,871,164
TOTAL COMMON STOCKS
(COST $18,516,972)		22,244,073

Preferred Stock – 2.1%

Colombia – 2.1%
Bancolombia SA, Preferred Shares	32,300	529,337
TOTAL PREFERRED STOCK
(COST $513,116)		529,337

Convertible Corporate Bonds – 0.2%

Oman – 0.2%
Bank Muscat SAOG, 4.50%, 3/20/16	45,141	13,015
Renaissance Services SAOG,
3.75%, 7/25/17	142,800	38,203
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $48,889)		51,218

Warrant – 0.0%

Ukraine – 0.0%
EastCoal, Inc. *(b)(c)	360,500	—
TOTAL WARRANT
(COST $—)		—

Participatory Notes – 8.0%

Saudi Arabia – 5.0%
Etihad Etisalat Co., 9/27/16,
(Deutsche Bank AG)	17,621	375,856
Samba Financial Group, 9/27/16,
(Deutsche Bank AG)	23,917	289,635
United Electronics Co., 2/13/15,
(Citigroup Global Markets
Holding, Inc.)*	11,066	299,521
Yanbu National Petrochemicals Co.,
9/27/16, (Deutsche Bank AG)*	23,135	314,636
		1,279,648
United Arab Emirates – 0.4%
Union National Bank of Abu Dhabi,
9/27/13, (Citigroup Global Markets
Holding, Inc.)*	97,125	114,996
Vietnam – 2.6%
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase)	129,474	247,295
Vietnam Dairy Products JSC, 1/20/15,
(Citigroup Global
Markets Holding, Inc.)*	69,327	411,317
		658,612
TOTAL PARTICIPATORY NOTES
(COST $1,745,946)		2,053,256

Investment Company – 2.2%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	568,366	568,366
TOTAL INVESTMENT COMPANY
(COST $568,366)		568,366
TOTAL INVESTMENT SECURITIES
(COST $21,393,289) — 99.6%		25,446,250
____________________

Percentages indicated are based on net assets of $25,539,094.
*	Represents non-income producing security.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2013. The total of all such securities represent 0.00% of net assets of the fund.
(c)	Illiquid security, representing 0.00% of net assets of the fund.
(d)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2013:

Industry	Percentage of Net Assets
Commercial Banks	40.9%
Oil, Gas & Consumable Fuels	10.2%
Diversified Financial Services	4.6%
Diversified Telecommunication
Services	4.3%
Industrial Conglomerates	4.0%
Real Estate Management &
Development	3.7%
Energy Equipment & Services	3.6%
Wireless Telecommunication Services	3.4%
Airlines	3.0%
Food Products	3.0%
Construction Materials	2.7%
Hotels, Restaurants & Leisure	2.5%
Beverages	2.4%
Investment Companies	2.2%
Health Care Providers & Services	1.6%
Chemicals	1.5%
Independent Power Producers &
Energy Traders	1.5%
Marine	1.1%
Multi-Utilities	1.1%
Capital Markets	0.8%
Metals & Mining	0.8%
Pharmaceuticals	0.7%
Total Investments	99.6%

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Foreign Bonds – 12.3%†

	Principal
	Amount ($)	Value ($)
Mexico – 5.5%
Mexican Bonos Desarr, Series M,
9.00%, 6/20/13 (a)	171,385,000	14,208,417
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,000,000	93,923
Mexican Bonos Desarr, Series M30,
10.00%, 11/20/36 (a)	711,800	95,787
Mexican Cetes, Series BI,
0.00%, 5/23/13 (b)	1,700,000,000	13,969,252
		28,367,379
South Africa – 0.9%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	35,115,000	4,314,403
Turkey – 5.9%
Turkey Government Bond,
5.57%, 5/15/13 (c)	55,000,000	30,625,893
TOTAL FOREIGN BONDS
(COST $62,739,732)		63,307,675

Yankee Dollars – 45.7%

Brazil – 11.2%
Banco Bradesco SA, Registered,
4.10%, 3/23/15	9,000,000	9,360,000
Banco do Brasil SA, Registered,
5.38%, 1/15/21	1,800,000	1,917,000
Banco do Brasil SA, Registered,
5.88%, 1/26/22	200,000	217,500
Banco do Estado do Rio Grande
do Sul SA, Registered,
7.38%, 2/2/22	1,900,000	2,090,000
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	212,750
Caixa Economica Federal, Registered,
2.38%, 11/6/17	3,750,000	3,661,875
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	2,160,000	2,473,200
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	2,775,000	3,026,137
Federal Republic of Brazil,
2.63%, 1/5/23	4,025,000	4,012,925
Oi SA, Registered,
5.75%, 2/10/22	2,100,000	2,215,500
Petrobras International Finance Co.,
6.13%, 10/6/16	15,014,000	16,837,826
Petrobras International Finance Co.,
7.88%, 3/15/19	2,400,000	2,984,342
Petrobras International Finance Co.,
5.75%, 1/20/20	4,500,000	5,079,357
Voto-Votorantim Overseas Trading
Operations NV, Registered,
6.63%, 9/25/19	3,101,000	3,628,170
		57,716,582
Chile – 1.0%
Codelco, Inc., Registered,
7.50%, 1/15/19	1,300,000	1,652,122
CorpBanca SA,
3.13%, 1/15/18	2,400,000	2,404,831
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	1,100,000	1,167,254
		5,224,207
China – 0.8%
CNPC General Capital Ltd.,
1.45%, 4/16/16 (d)	800,000	799,813
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16 (d)	3,300,000	3,298,941
		4,098,754
Colombia – 3.9%
Banco de Bogota SA, Registered,
5.00%, 1/15/17	2,200,000	2,378,200
Bancolombia SA, 6.13%, 7/26/20	2,050,000	2,244,750
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	5,410,000	5,822,242
Republic of Colombia,
7.38%, 3/18/19	3,120,000	4,052,880
Republic of Colombia,
4.38%, 7/12/21	4,450,000	5,088,575
Republic of Colombia,
2.63%, 3/15/23,
Callable 12/15/22 @ 100.00	750,000	743,625
		20,330,272
Costa Rica – 0.2%
Republic of Costa Rica,
4.25%, 1/26/23 (d)	1,200,000	1,218,000
Croatia – 1.3%
Croatia, Registered,
6.25%, 4/27/17	400,000	440,136
Croatia, Registered,
6.75%, 11/5/19	2,640,000	3,018,418
Croatia, Registered,
6.63%, 7/14/20	400,000	455,800
Croatia, Registered,
6.38%, 3/24/21	2,260,000	2,553,800
		6,468,154
Dominican Republic – 0.1%
Dominican Republic,
7.50%, 5/6/21	600,000	689,100
Indonesia – 2.5%
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	1,300,000	1,384,500
Republic of Indonesia,
3.38%, 4/15/23 (d)	1,800,000	1,838,250
Republic of Indonesia, Registered,
7.25%, 4/20/15	1,580,000	1,753,800
Republic of Indonesia, Registered,
7.50%, 1/15/16	2,320,000	2,668,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Dominican Republic, continued
Republic of Indonesia, Registered,
5.88%, 3/13/20	2,990,000	3,550,625
Republic of Indonesia, Registered,
4.88%, 5/5/21	1,300,000	1,473,875
		12,669,050
Iraq – 0.5%
Republic of Iraq, Registered,
5.80%, 1/15/28,
Callable 6/20/13 @ 100.00	2,675,000	2,440,937
Kazakhstan – 3.8%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (d)	1,750,000	1,724,625
KazMunaiGaz Finance Sub B.V.,
Registered, 11.75%, 1/23/15	5,600,000	6,482,000
KazMunayGas National Co.,
Registered, Series 1,
8.38%, 7/2/13, MTN	11,525,000	11,624,115
		19,830,740
Luxembourg – 0.3%
VTB Bank OJSC (VTB Capital SA),
Registered, 6.47%, 3/4/15	1,150,000	1,238,090
VTB Bank OJSC (VTB Capital SA),
Registered, 6.00%, 4/12/17	200,000	217,250
		1,455,340
Mexico – 1.6%
Banco Santander SA,
4.13%, 11/9/22 (d)	1,100,000	1,108,250
Mexichem SAB de CV, Registered,
4.88%, 9/19/22	250,000	271,875
Petroleos Mexicanos,
4.88%, 3/15/15	2,000,000	2,140,640
United Mexican States, Series A,
6.05%, 1/11/40	2,700,000	3,550,500
United Mexican States,
4.75%, 3/8/44, MTN	930,000	1,029,045
		8,100,310
Namibia – 0.7%
Namibia International Bond,
Registered, 5.50%, 11/3/21	3,400,000	3,799,500
Panama – 0.2%
Republic of Panama,
5.20%, 1/30/20	700,000	831,600
Peru – 1.6%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	780,000	858,000
BBVA Banco Continental SA,
Registered, 2.25%, 7/29/16	5,000,000	4,925,000
Continental Senior Trust,
Registered, 5.75%, 1/18/17	2,150,000	2,358,980
Corp. Financiera de Desarrollo SA,
Registered, 4.75%, 2/8/22	200,000	216,300
		8,358,280
Russian Federation – 7.5%
AK Transneft OAO, Registered,
5.67%, 3/5/14	400,000	414,200
Alfa Bank OJSC, Registered,
7.88%, 9/25/17	1,200,000	1,356,120
Alfa Bank OJSC, Registered,
7.75%, 4/28/21	500,000	566,350
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	450,000	487,125
Gazprom OAO, Registered,
Series 2009/2,
10.50%, 3/25/14, MTN	10,000,000	10,805,100
Gazprom OAO, Registered,
8.13%, 7/31/14	2,200,000	2,383,700
Gazprom OAO, Registered, Series 7,
6.21%, 11/22/16, MTN	4,600,000	5,166,260
Gazprom OAO, Registered,
9.25%, 4/23/19	2,050,000	2,670,125
Gazprom OAO, Registered,
6.51%, 3/7/22, MTN	3,100,000	3,615,375
Russian Federation, Registered,
3.25%, 4/4/17	1,600,000	1,692,000
RZD Capital Ltd., Registered,
5.70%, 4/5/22	300,000	333,375
Sberbank of Russia (SB Capital SA),
Registered, 4.95%, 2/7/17	5,600,000	6,022,800
Sibur Securities Ltd.,
3.91%, 1/31/18 (d)	3,100,000	3,046,525
		38,559,055
Slovak Republic – 1.1%
Slovak Republic, Registered,
4.38%, 5/21/22	5,150,000	5,646,769
South Africa – 1.6%
Republic of South Africa,
6.88%, 5/27/19	6,100,000	7,609,750
Transnet SOC Ltd., Registered,
4.50%, 2/10/16	800,000	847,865
		8,457,615
Turkey – 5.3%
Akbank TAS, Registered,
5.13%, 7/22/15	7,880,000	8,322,305
Republic of Turkey,
7.25%, 3/15/15	5,400,000	5,953,500
Republic of Turkey,
7.00%, 9/26/16	2,600,000	3,012,750
Republic of Turkey,
7.50%, 11/7/19	100,000	127,500
Republic of Turkey,
5.13%, 3/25/22	2,200,000	2,513,500
Republic of Turkey,
4.88%, 4/16/43	2,500,000	2,563,130
Turkiye Halk Bankasi AS,
3.88%, 2/5/20 (d)	2,500,000	2,512,500
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (d)	1,000,000	1,030,000
Turkiye Vakiflar Bankasi TAO,
6.00%, 11/1/22 (d)	1,400,000	1,476,309
		27,511,494

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Yankee Dollars, continued

	Shares or
	Principal
	Amount ($)	Value ($)
United Kingdom – 0.3%
Vedanta Resources plc, Registered,
6.75%, 6/7/16	1,400,000	1,464,680
Uruguay – 0.2%
Republica Oriental del Uruguay,
6.88%, 9/28/25	700,000	950,950
TOTAL YANKEE DOLLARS
(COST $233,431,594)		235,821,389

U.S. Treasury Obligations – 4.3%

U.S. Treasury Bills – 1.9%
0.07%, 5/9/13(c)	10,000,000	9,999,920
U.S. Treasury Bonds – 2.4%
3.13%, 2/15/43	11,830,000	12,393,771
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $22,181,540)		22,393,691

Investment Company – 36.6%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (e)	189,119,564	189,119,564
TOTAL INVESTMENT COMPANY
(COST $189,119,564)		189,119,564
TOTAL INVESTMENT SECURITIES
(COST $507,472,430) — 98.9%		510,642,319
____________________

Percentages indicated are based on net assets of $516,571,060.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Zero-Coupon Security.
(c)	Discount note. Rate presented represents the effective yield at time of purchase.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
LIBOR — Represents the London InterBank Offered Rate
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2013:

Industry	Percentage of Net Assets
Investment Companies	36.6%
Sovereign Bonds	26.7%
Commercial Banks	9.5%
Oil, Gas & Consumable Fuels	9.2%
Diversified Financial Services	8.4%
U.S. Treasury Obligations	4.3%
Electric Utilities	1.1%
Commercial Banks	1.0%
Construction Materials	0.7%
Metals & Mining	0.6%
Diversified Telecommunication
Services	0.4%
Air Freight & Logistics	0.2%
Chemicals	0.1%
Road & Rail	0.1%
Total Investments	98.9%

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Futures Contracts

At April 30, 2013, cash of $890,000 was segregated to cover margin requirements for the following open contracts:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note June Future	Short	6/19/13	379	$50,543,203	$(360,553)
				$50,543,203	$(360,553)

Interest Rate Swap Agreements

At April 30, 2013, $1,370,000 of cash was segregated for forward foreign currency exchange contracts and swap agreements. At April 30, 2013, the Fund’s open interest rate swap agreements were as follows:

									Unrealized
Pay/Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	3-Month			Standard
Pay	LIBOR BBA	1.96%	5/17/22	Charter Bank	1,200,000	USD	1,200,000	(37,347)	(37,347)
	3-Month			Barclays
Pay	LIBOR BBA	1.77%	8/10/22	Capital Group	13,000,000	USD	13,000,000	(79,826)	(79,826)
								(117,173)	(117,173)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2013, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2013	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%) (b)	($)(c)	(%)	($)	($)	($)
	JPMorgan
Republic of China	Chase Bank N.A.	06/20/18	0.73	5,500,000	1.00	84,906	71,224	13,682
Republic of Brazil	Barclays Bank PLC	06/20/18	1.10	2,500,000	1.00	(8,273)	(39,915)	31,642
	JPMorgan
Republic of Brazil	Chase Bank N.A.	06/20/18	1.07	2,500,000	1.00	(8,203)	(46,715)	38,512
	JPMorgan
People’s Republic of China	Chase Bank N.A.	06/20/18	0.73	6,000,000	1.00	92,624	83,678	8,946
	JPMorgan
Republic of Peru	Chase Bank N.A.	06/20/17	0.73	100,000	1.00	1,627	(3,224)	4,851
Republic of Turkey	Barclays Bank PLC	12/20/17	1.48	3,500,000	1.00	(66,773)	(88,148)	21,375
	JPMorgan
Republic of South Africa	Chase Bank N.A.	12/20/17	1.48	3,500,000	1.00	(66,773)	(99,898)	33,125
						29,135	(122,998)	152,133

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Credit Default Swap Agreements - Buy Protection(a)

At April 30, 2013, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	January 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2013 (%) (b)	($)(c)	(%)	($)	($)	($)
	JPMorgan Chase
Republic of Korea	Bank N.A.	06/20/18	0.73	5,500,000	1.00	(84,686)	(65,689)	(18,997)
	JPMorgan Chase
Republic of Korea	Bank N.A.	06/20/18	0.73	7,000,000	1.00	(107,782)	(45,513)	(62,269)
	JPMorgan Chase
Republic of Korea	Bank N.A.	06/20/18	0.73	7,000,000	1.00	(107,782)	(59,599)	(48,183)
	JPMorgan Chase
Republic of Korea	Bank N.A.	06/20/18	0.73	6,000,000	1.00	(92,385)	(77,634)	(14,751)
	JPMorgan Chase
Republic of Korea	Bank N.A.	09/20/17	0.66	5,000,000	1.00	(93,191)	12,067	(105,258)
	JPMorgan Chase
Republic of Korea	Bank N.A.	06/20/17	0.61	100,000	1.00	(1,864)	1,211	(3,075)
	JPMorgan Chase
Republic of the Philippines	Bank N.A.	09/20/17	0.74	1,700,000	1.00	(21,854)	38,756	(60,610)
Republic of Turkey	Barclays Bank PLC	12/20/17	1.10	3,500,000	1.00	5,979	93,237	(87,258)
	JPMorgan Chase
Republic of Turkey	Bank N.A.	12/20/17	1.10	3,500,000	1.00	5,979	89,748	(83,769)
State of Qatar	Barclays Bank PLC	09/20/17	0.56	6,250,000	1.00	(130,114)	74,259	(204,373)
						(627,700)	60,843	(688,543)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Chartered Bank	5/3/13	4,981,750	2,500,000	2,490,031	9,969
Brazilian Real	Standard Chartered Bank	5/3/13	5,964,300	2,947,153	2,981,140	(33,987)
Brazilian Real	Standard Chartered Bank	5/3/13	49,485,980	24,721,976	24,734,606	(12,630)
Brazilian Real	Standard Chartered Bank	5/3/13	38,539,930	19,289,254	19,263,435	25,819
Brazilian Real	Credit Suisse	8/2/13	49,485,980	24,306,685	24,409,665	(102,980)
European Euro	Credit Suisse	7/15/13	18,145,065	23,825,923	23,905,933	(80,010)
Korean Won	Standard Chartered Bank	5/22/13	11,169,725,000	10,375,000	10,142,222	232,778
Mexican Peso	JPMorgan Chase Bank N.A.	5/23/13	170,000,000	13,301,514	13,976,344	(674,830)
Mexican Peso	Barclays Bank PLC	5/28/13	30,616,018	2,500,000	2,516,026	(16,026)
Mexican Peso	Standard Chartered Bank	5/28/13	33,780,829	2,700,000	2,776,110	(76,110)
Mexican Peso	Barclays Bank PLC	5/28/13	87,475,550	7,100,000	7,188,746	(88,746)
Mexican Peso	Standard Chartered Bank	5/28/13	250,227,325	19,420,952	20,563,696	(1,142,744)
Mexican Peso	Standard Chartered Bank	6/20/13	177,760,522	14,307,833	14,581,249	(273,416)
Russian Ruble	JPMorgan Chase Bank N.A.	7/29/13	143,690,500	4,450,000	4,547,441	(97,441)
Russian Ruble	Standard Chartered Bank	7/29/13	295,722,350	9,377,740	9,358,865	18,875
South African Rand	Barclays Bank PLC	5/28/13	38,629,443	4,181,309	4,293,148	(111,839)
Turkish Lira	Standard Chartered Bank	5/15/13	25,000,000	13,805,290	13,924,899	(119,609)
Turkish Lira	Standard Chartered Bank	5/15/13	30,000,000	16,800,134	16,709,879	90,255
				215,910,763	218,363,435	(2,452,672)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Credit Suisse	5/3/13	49,485,980	24,601,531	24,734,606	133,075
Brazilian Real	Standard Chartered Bank	5/3/13	49,485,980	24,721,976	24,734,606	12,630
Chinese Yuan	JPMorgan Chase Bank N.A.	6/19/13	31,410,000	5,000,000	5,082,636	82,636
Chinese Yuan	Standard Chartered Bank	6/19/13	118,057,470	18,764,598	19,103,570	338,972
Korean Won	Barclays Bank PLC	5/22/13	11,221,560,000	10,220,000	10,189,289	(30,711)
Russian Ruble	Barclays Bank PLC	7/29/13	96,435,000	3,000,000	3,051,924	51,924
Russian Ruble	JPMorgan Chase Bank N.A.	7/29/13	346,977,000	10,800,000	10,980,945	180,945
Turkish Lira	Standard Chartered Bank	7/29/13	1,665,510	900,787	920,715	19,928
				98,008,892	98,798,291	789,399

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Foreign Bonds – 84.1%†

	Principal
	Amount ($)	Value ($)
Australia – 2.5%
Australia & New Zealand Banking
Group Ltd., Series E, 2.90%,
8/14/15, MTN (a)	2,000,000	329,405
Brazil – 2.5%
Banco BTG Pactual SA, Series G,
4.10%, 3/26/16, MTN (a)	2,000,000	324,203
China – 30.1%
Baosteel Group Corp. Ltd., Registered,
4.15%, 3/1/17 (a)	2,000,000	336,698
Beijing Enterprises Water Group Ltd.,
3.75%, 6/30/14 (a)	3,000,000	488,891
Big Will Investments Ltd., Registered,
7.00%, 4/29/14 (a)	2,000,000	331,342
Bitronic Ltd., 4.00%, 12/12/15 (a)	3,000,000	492,920
China Guangdong Nuclear Power
Holding Co. Ltd., Registered,
3.75%, 11/1/15 (a)	2,000,000	329,485
China Shanshui Cement Group Ltd.,
6.50%, 7/22/14 (a)	2,000,000	331,969
Huaneng Power International, Inc.,
3.85%, 2/5/16 (a)	2,000,000	328,665
Intime Department Store (Group) Co.
Ltd., Registered, 4.65%, 7/21/14 (a)	2,000,000	324,973
New World China Land Ltd.,
8.50%, 4/11/15 (a)	2,000,000	349,433
Right Century Ltd.,
1.85%, 6/3/14 (a)	2,000,000	319,313
The Export-Import Bank of China,
2.70%, 4/7/14 (a)	2,000,000	324,681
		3,958,370
France – 3.8%
Veolia Environnement SA, Series E,
4.50%, 6/28/17, MTN (a)	3,000,000	502,774
Germany – 1.3%
BSH Bosch und Siemens
Hausgerate GmbH, Registered,
3.80%, 7/24/17 (a)	1,000,000	167,740
Hong Kong – 31.3%
BECL Investment Holding Ltd.,
4.75%, 2/21/14 (a)	3,000,000	489,078
China Construction Bank Corp.,
2.75%, 3/11/14	2,000,000	324,135
China Resources Power Holdings Co.
Ltd., Series A, 2.90%, 11/12/13 (a)	2,000,000	324,526
Dorsett Hospitality International Ltd.,
Series E, 6.00%, 4/3/18, MTN (a)	2,000,000	323,334
Eastern Air Overseas (Hong Kong)
Corp. Ltd., 4.00%, 8/8/14 (a)	2,000,000	325,463
Galaxy Entertainment Group Ltd.,
4.63%, 12/16/13 (a)	3,000,000	489,294

	Shares or
	Principal
	Amount ($)
Gemdale International Holdings Ltd.,
9.15%, 7/26/15 (a)	2,000,000	353,469
Lafarge Shui On Cement Ltd.,
Registered, 9.00%, 11/14/14 (a)	2,000,000	349,041
Noble Group Ltd., Series E, 4.00%,
1/30/16, MTN	1,000,000	163,971
Rainbow Days Ltd., Registered,
3.00%, 6/30/16 (a)	2,000,000	321,678
Silvery Castle Ltd., 2.75%, 7/14/14 (a)	2,000,000	321,852
Singamas Container Holdings Ltd.,
Registered, 4.75%, 4/14/14 (a)	2,000,000	323,453
		4,109,294
Japan – 2.6%
Mitsui & Co. Ltd., Series E,
4.25%, 3/1/17, MTN (a)	2,000,000	338,100
Singapore – 2.5%
Global Logistic Properites Ltd.,
Registered, 3.38%, 5/11/16 (a)	2,000,000	326,898
South Korea – 2.5%
The Korea Development Bank, Series E,
2.75%, 11/14/13, MTN (a)	2,000,000	324,668
United States – 5.0%
Caterpillar Financial Services Corp.,
Registered, 3.35%, 11/26/14	2,000,000	328,382
Yum! Brands, Inc., Registered,
2.38%, 9/29/14 (a)	2,000,000	323,565
		651,947
TOTAL FOREIGN BONDS
(COST $10,561,021)		11,033,399

Certificates of Deposit – 12.2%

China – 2.5%
China Development Bank Corp.,
2.90%, 6/25/14 (a)	2,000,000	325,371
Hong Kong – 3.7%
ICBC Asia Ltd., 1.05%, 5/13/13 (a)	3,000,000	486,592
Japan – 2.4%
Sumitomo Mitsui Banking Corp.,
1.10%, 4/22/14 (a)	2,000,000	317,936
Singapore – 3.6%
Oversea-Chinese Banking Corp. Ltd.,
1.10%, 3/28/14 (a)	3,000,000	476,013
TOTAL CERTIFICATES OF DEPOSIT
(COST $1,554,378 )		1,605,912

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Investment Company – 2.3%

	Shares or
	Principal
	Amount ($)	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	307,512	307,512
TOTAL INVESTMENT COMPANY
(COST $307,512)		307,512
TOTAL INVESTMENT SECURITIES
(COST $12,422,911) — 98.6%		12,946,823
____________________

Percentages indicated are based on net assets of $13,124,609.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2013:

Industry	Percentage of Net Assets
Commercial Banks	24.5%
Real Estate Management &
Development	11.5%
Hotels, Restaurants & Leisure	8.6%
Water Utilities	7.6%
Diversified Financial Services	7.5%
Electric Utilities	7.5%
Construction Materials	5.2%
Diversified Telecommunication Services	3.8%
Industrial Conglomerates	3.7%
Energy Equipment & Services	2.6%
Metals & Mining	2.6%
Airlines	2.5%
Diversified Consumer Services	2.5%
Multiline Retail	2.5%
Food Products	2.4%
Investment Companies	2.3%
Household Durables	1.3%
Total Investments	98.6%

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2013 (Unaudited)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Assets:
Investment securities, at value	$41,396,450	$34,204,813	$25,446,250	$510,642,319	$12,946,823
Segregated cash for collateral	—	—	—	2,260,000	—
Foreign currency, at value	14,494	356,930	300,496	70,223	44,053
Unrealized appreciation on forward foreign currency
exchange contracts	—	326,570	—	1,197,806	—
Unrealized appreciation on swap agreements	44,489	204,969	—	152,133	—
Interest and dividends receivable	475,228	336,174	81,397	3,498,090	127,156
Premiums paid on swap agreements	—	—	—	464,180	—
Receivable for capital shares issued	195,789	34,649	550,799	3,306,402	—
Receivable for investments sold	111,465	—	—	77,634	—
Reclaims receivable	—	52,403	854	—	120
Receivable from Investment Adviser	—	—	—	—	1,180
Net receivable for variation margin on futures contracts	—	—	—	35,531	—
Prepaid expenses and other assets	20,727	19,659	14,972	167,626	60,902
Total Assets	42,258,642	35,536,167	26,394,768	521,871,944	13,180,234
Liabilities:
Cash overdraft	—	280,000	—	—	—
Dividends payable	152,312	33,693	—	250,161	37,123
Unrealized depreciation on forward foreign currency
exchange contracts	—	162,799	—	2,861,079	—
Unrealized depreciation on swap agreements	—	31,568	—	805,716	—
Payable for investments purchased	230,398	107,600	812,063	83,678	—
Premiums received on swap agreements	19,534	—	—	526,335	—
Payable for capital shares redeemed	15,365	755	—	328,928	—
Accrued expenses and other liabilities:
Investment Management	11,581	4,671	14,638	389,023	—
Administration	1,672	1,390	943	20,227	525
Shareholder Servicing	229	494	1,847	259	608
Compliance Service	3	14	77	493	18
Accounting	1,877	1,644	258	4,925	3,235
Custodian	6,373	19,641	14,666	11,488	13,657
Transfer Agent	3,604	4,535	2,303	14,709	412
Trustee	144	116	65	3,863	47
Other	9,899	5,695	8,814	—	—
Total Liabilities	452,991	654,615	855,674	5,300,884	55,625
Net Assets	$41,805,651	$34,881,552	$25,539,094	$516,571,060	$13,124,609

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2013 (Unaudited) (continued)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Composition of Net Assets:
Capital	37,596,768	33,607,441	21,378,282	514,948,842	12,552,523
Accumulated net investment income (loss)	(19,232)	46,038	235,459	186,425	7,875
Accumulated net realized gains (losses)
from investments	573,585	271,378	(126,265)	936,149	39,304
Unrealized appreciation/depreciation on investments	3,654,530	956,695	4,051,618	499,644	524,907
Net Assets	$41,805,651	$34,881,552	$25,539,094	$516,571,060	$13,124,609

Net Assets:
Class A Shares	$508,098	$1,643,449	$4,914,540	$231,416	$2,418,774
Class I Shares	41,170,060	33,131,624	20,624,554	516,338,643	10,598,417
Class S Shares	127,493	106,479	—	1,001	107,418
	$41,805,651	$34,881,552	$25,539,094	$516,571,060	$13,124,609
Shares Outstanding
($0.001 par value, unlimited number of
shares authorized):
Class A Shares	45,124	161,445	394,033	22,583	230,812
Class I Shares	3,647,704	3,250,629	1,645,917	50,309,004	1,010,521
Class S Shares	11,295	10,446	—	98	10,241
Net Asset Value, Offering Price and Redemption Price
per share:
Class A Shares	$11.26	$10.18	$12.47	$10.25	$10.48
Class I Shares	$11.29	$10.19	$12.53	$10.26	$10.49
Class S Shares	$11.29	$10.19	$—	$10.26	$10.49
Maximum Sales Charge - Class A Shares	4.75%	4.75%	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge)) - Class A Shares	$11.82	$10.69	$13.13	$10.76	$11.00
Total Investments, at cost	$37,787,275	$33,583,551	$21,393,289	$507,472,430	$12,422,911
Foreign currency, at cost	$13,627	$357,214	$301,894	$69,552	$43,912
40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

		Emerging			RMB
	Emerging	Markets	Frontier	Total	Fixed
	Markets	Local Debt	Markets	Return	Income
	Debt Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$991,081	$610,868	$15,330	$4,229,279	$267,928
Dividends	80	628	510,404	9,901	16
Foreign tax withholding	—	(24,343)	(23,297)	—	—
Total Investment Income	991,161	587,153	502,437	4,239,180	267,944
Expenses:
Investment Management	101,020	82,420	123,014	1,757,396	34,319
Advisory Services:
Operational Support - Class A Shares	465	1,847	1,909	262	2,129
Operational Support - Class I Shares	19,909	15,509	8,886	206,570	5,123
Administration:
Class A Shares	114	453	474	64	532
Class I Shares	9,787	7,625	4,365	101,315	2,566
Class S Shares	31	26	—	24	26
Shareholder Servicing:
Class A Shares	515	2,233	1,970	203	2,548
Accounting	28,363	25,416	25,583	31,715	19,408
Audit	9,290	9,290	9,262	9,434	9,402
Compliance Service	362	294	218	2,958	94
Custodian	11,831	33,930	37,418	43,980	4,733
Printing	2,129	2,003	480	29,863	470
Transfer Agent	16,474	16,233	12,507	88,251	13,212
Trustee	861	696	388	11,060	281
Registration fees	17,932	19,031	13,790	8,654	12,858
Other	3,536	2,852	1,550	37,486	1,256
Total expenses before fee reductions	222,619	219,858	241,814	2,329,235	108,957
Fees contractually reduced/reimbursed by
Investment Adviser	(49,939)	(76,386)	(55,834)	—	(36,530)
Net Expenses	172,680	143,472	185,980	2,329,235	72,427

Net Investment Income (Loss)	818,481	443,681	316,457	1,909,945	195,517

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and
foreign currency transactions	509,215	(163,773)	441,053	2,851,054	39,305
Net realized gains (losses) from swap agreements	28,331	10,579	—	77,916	—
Net realized gains (losses) from futures transactions	—	—	—	75,926	—
Net realized gains (losses) from options transactions	—	(21,251)	—	(12,985)	—
Net realized gains (losses) from forward foreign currency
exchange contracts	(434)	421,279	(6,224)	(2,288,250)	—
Change in unrealized appreciation/depreciation on investments	(119,743)	881,402	2,589,123	(2,465,243)	266,307
Net realized/unrealized gains from investments	417,369	1,128,236	3,023,952	(1,761,582)	305,612
Change In Net Assets Resulting From Operations	$1,235,850	$1,571,917	$3,340,409	$148,363	$501,129

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$818,481	$1,753,907	$443,681	$696,005
Net realized gains (losses) from investments	537,112	990,534	246,834	(19,291)
Change in unrealized appreciation/depreciation
on investments	(119,743)	3,109,845	881,402	986,694
Change in net assets resulting from operations	1,235,850	5,854,286	1,571,917	1,663,408

Dividends:
Net investment income:
Class A Shares	(10,854)	(18,843)	(13,948)	(19,827)
Class I Shares	(980,117)	(1,790,370)	(283,911)	(364,422)
Class S Shares	(3,123)	(5,580)	(990)	(1,447)
Net realized gains:
Class A Shares	(9,441)	(82)	(10,809)	—
Class I Shares	(772,828)	(7,859)	(163,734)	—
Class S Shares	(2,419)	(24)	(546)	—
Change in net assets resulting from shareholder dividends	(1,778,782)	(1,822,758)	(473,938)	(385,696)
Change in net assets resulting from capital transactions	1,992,502	1,607,083	1,026,805	5,488,843
Change in net assets	1,449,570	5,638,611	2,124,784	6,766,555

Net Assets:
Beginning of period	40,356,081	34,717,470	32,756,768	25,990,213
End of period	$41,805,651	$40,356,081	$34,881,552	$32,756,768
Accumulated net investment income (loss)	$(19,232)	$156,381	$46,038	$(98,794)

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$240,940	$114,676	$65,381	$317,157
Dividends reinvested	19,607	18,862	24,757	19,823
Value of shares redeemed	(225,405)	(53,069)	(557,082)	(165,752)
Class A Shares capital transactions	35,142	80,469	(466,944)	171,228

Class I Shares:
Proceeds from shares issued	1,722,405	4,722,544	1,577,249	5,310,513
Dividends reinvested	1,744,764	1,789,564	444,573	363,845
Value of shares redeemed	(1,515,351)	(4,991,098)	(529,609)	(358,190)
Class I Shares capital transactions	1,951,818	1,521,010	1,492,213	5,316,168

Class S Shares:
Proceeds from shares issued	—	—	—	39
Dividends reinvested	5,542	5,604	1,536	1,447
Value of shares redeemed	—	—	—	(39)
Class S Shares capital transactions	5,542	5,604	1,536	1,447
Change in net assets resulting from capital transactions	$1,992,502	$1,607,083	$1,026,805	$5,488,843

SHARE TRANSACTIONS:
Class A Shares:
Issued	21,361	10,704	6,498	34,067
Reinvested	1,732	1,763	2,489	2,080
Redeemed	(20,153)	(4,945)	(55,770)	(17,278)
Change in Class A Shares	2,940	7,522	(46,783)	18,869

Class I Shares:
Issued	152,376	439,010	158,930	577,774
Reinvested	153,948	167,373	44,637	38,045
Redeemed	(133,154)	(475,609)	(53,055)	(37,005)
Change in Class I Shares	173,170	130,774	150,512	578,814

Class S Shares:
Issued	—	—	—	4
Reinvested	489	524	154	151
Redeemed	—	—	—	(4)
Change in Class S Shares	489	524	154	151

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	period ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012(a)
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$316,457	$430,206	$1,909,945	$897,423
Net realized gains (losses) from investments	434,829	(304,677)	703,661	1,650,456
Change in unrealized appreciation/depreciation on investments	2,589,123	1,859,842	(2,465,243)	2,964,887
Change in net assets resulting from operations	3,340,409	1,985,371	148,363	5,512,766

Dividends:
Net investment income:
Class A Shares	(55,553)	(102)	(892)	(872)
Class I Shares	(594,074)	(28,979)	(1,931,158)	(1,117,289)
Class S Shares	—	—	(477)	(566)
Net realized gains:
Class A Shares	—	—	(687)	—
Class I Shares	—	—	(994,712)	—
Class S Shares	—	—	(272)	—
Change in net assets resulting from shareholder dividends	(649,627)	(29,081)	(2,928,198)	(1,118,727)
Change in net assets resulting from capital transactions	5,063,767	1,324,387	170,547,976	344,408,880
Change in net assets	7,754,549	3,280,677	167,768,141	348,802,919

Net Assets:
Beginning of period	17,784,545	14,503,868	348,802,919	—
End of period	$25,539,094	$17,784,545	$516,571,060	$348,802,919
Accumulated net investment income (loss)	$235,459	$568,629	$186,425	$209,007
____________________
(a) Commenced operations on March 30, 2012.

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	period ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012(a)
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,532,426	$1,295,654	$78,699	$251,147
Dividends reinvested	54,520	102	1,463	858
Value of shares redeemed	(1,333,244)	(348)	(103,440)	—
Class A Shares capital transactions	3,253,702	1,295,408	(23,278)	252,005

Class I Shares:
Proceeds from shares issued	1,215,991	—	297,499,409	355,170,152
Dividends reinvested	594,074	28,979	121,473	53,217
Value of shares redeemed	—	—	(126,947,464)	(11,167,060)
Class I Shares capital transactions	1,810,065	28,979	170,673,418	344,056,309

Class S Shares:
Proceeds from shares issued	—	—	1,000	100,000
Dividends reinvested	—	—	750	566
Value of shares redeemed	—	—	(103,914)	—
Class S Shares capital transactions	—	—	(102,164)	100,566
Change in net assets resulting from capital transactions	$5,063,767	$1,324,387	$170,547,976	$344,408,880

SHARE TRANSACTIONS:
Class A Shares:
Issued	375,688	118,945	7,682	24,776
Reinvested	5,020	11	142	84
Redeemed	(115,596)	(35)	(10,101)	—
Change in Class A Shares	265,112	118,921	(2,277)	24,860

Class I Shares:
Issued	98,265	—	28,959,326	34,798,480
Reinvested	54,502	3,150	11,799	5,198
Redeemed	—	—	(12,379,290)	(1,086,509)
Change in Class I Shares	152,767	3,150	16,591,835	33,717,169

Class S Shares:
Issued	—	—	98	10,000
Reinvested	—	—	73	55
Redeemed	—	—	(10,128)	—
Change in Class S Shares	—	—	(9,957)	10,055
____________________
(a) Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the six	For the
	months ended	period ended
	April 30,	October 31,
	2013	2012(b)
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$195,517	$104,312
Net realized gains (losses) from investments	39,305	9,607
Change in unrealized appreciation/depreciation on investments	266,307	258,600
Change in net assets resulting from operations	501,129	372,519

Dividends:
Net investment income:
Class A Shares	(33,986)	(9,438)
Class I Shares	(178,391)	(87,437)
Class S Shares	(1,871)	(926)
Net realized gains:
Class A Shares	(1)	—
Class I Shares	(6)	—
Change in net assets resulting from shareholder dividends	(214,255)	(97,801)
Change in net assets resulting from capital transactions	1,070,368	11,492,649
Change in net assets	1,357,242	11,767,367

Net Assets:
Beginning of period	11,767,367	—
End of period	$13,124,609	$11,767,367
Accumulated net investment income (loss)	$7,875	$26,606
____________________
(b) Commenced operations on June 8, 2012.

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the six	For the
	months ended	period ended
	April 30,	October 31,
	2013	2012(b)
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$818,207	$1,496,245
Dividends reinvested	22,807	8,041
Class A Shares capital transactions	841,014	1,504,286

Class I Shares:
Proceeds from shares issued	80,000	9,800,000
Dividends reinvested	147,803	87,437
Class I Shares capital transactions	227,803	9,887,437

Class S Shares:
Proceeds from shares issued	—	100,000
Dividends reinvested	1,551	926
Class S Shares capital transactions	1,551	100,926
Change in net assets resulting from capital transactions	$1,070,368	$11,492,649

SHARE TRANSACTIONS:
Class A Shares:
Issued	79,224	148,592
Reinvested	2,204	792
Change in Class A Shares	81,428	149,384

Class I Shares:
Issued	7,625	980,000
Reinvested	14,277	8,619
Change in Class I Shares	21,902	985,619

Class S Shares:
Issued	—	10,000
Reinvested	150	91
Change in Class S Shares	150	10,091
____________________
(b) Commenced operations on June 8, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—		(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	$10.23	0.47	1.21	1.68	(0.49)	—	(e)	(0.49)	$11.42	16.90%	$482	1.20%	4.32%	1.55%	54%
Six Months Ended April 30, 2013
(Unaudited)	$11.42	0.21	0.11	0.32	(0.26)	(0.22)		(0.48)	$11.26	2.85%	$508	1.20%	3.71%	1.42%	24%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—		(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	$10.25	0.51	1.20	1.71	(0.52)	—	(e)	(0.52)	$11.44	17.19%	$39,751	0.85%	4.68%	1.28%	54%
Six Months Ended April 30, 2013
(Unaudited)	$11.44	0.23	0.12	0.35	(0.28)	(0.22)		(0.50)	$11.29	3.10%	$41,170	0.85%	4.05%	1.10%	24%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—		(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	$10.25	0.52	1.20	1.72	(0.53)	—	(e)	(0.53)	$11.44	17.30%	$124	0.75%	4.78%	1.18%	54%
Six Months Ended April 30, 2013
(Unaudited)	$11.44	0.24	0.11	0.35	(0.28)	(0.22)		(0.50)	$11.29	3.15%	$127	0.75%	4.15%	1.00%	24%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments and Foreign Currencies	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12	(0.46)	(0.34)	(0.09)	—	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	$9.54	0.21	0.21	0.42	(0.10)	—	—	(0.10)	$9.86	4.47%	$2,053	1.20%	2.13%	1.94%	43%
Six Months Ended April 30, 2013
(Unaudited)	$9.86	0.11	0.33	0.44	(0.07)	(0.05)	—	(0.12)	$10.18	4.56%	$1,643	1.20%	2.34%	1.66%	61%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13	(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	$9.55	0.24	0.21	0.45	(0.13)	—	—	(0.13)	$9.87	4.80%	$30,602	0.85%	2.47%	1.62%	43%
Six Months Ended April 30, 2013
(Unaudited)	$9.87	0.13	0.33	0.46	(0.09)	(0.05)	—	(0.14)	$10.19	4.74%	$33,132	0.85%	2.71%	1.31%	61%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14	(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	$9.55	0.25	0.21	0.46	(0.14)	—	—	(0.14)	$9.87	4.89%	$102	0.75%	2.59%	1.51%	43%
Six Months Ended April 30, 2013
(Unaudited)	$9.87	0.14	0.33	0.47	(0.10)	(0.05)	—	(0.15)	$10.19	4.79%	$106	0.75%	2.81%	1.21%	61%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	$9.66	0.16	(f)	1.12	1.28	(0.01)	(0.01)	$10.93	13.27%	$1,409	2.20%	1.51%	3.79%	26%
Six Months Ended April 30, 2013
(Unaudited)	$10.93	0.12		1.82	1.94	(0.40)	(0.40)	$12.47	18.26%	$4,915	2.20%	4.09%	2.73%	23%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	$9.67	0.29	(f)	1.03	1.32	(0.02)	(0.02)	$10.97	13.68%	$16,375	1.85%	2.83%	2.79%	26%
Six Months Ended April 30, 2013
(Unaudited)	$10.97	0.18		1.78	1.96	(0.40)	(0.40)	$12.53	18.39%	$20,625	1.85%	3.11%	2.42%	23%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
Six Months Ended April 30, 2013
(Unaudited)	$10.32	0.03	(0.03)	—	(0.04)	(0.03)	(0.07)	$10.25	(0.08)%	$231	1.38%	0.68%	1.38%	59%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	$10.33	3.82%	$348,443	1.18%	1.08%	1.18%	83%
Six Months Ended April 30, 2013
(Unaudited)	$10.33	0.05	(0.04)	0.01	(0.05)	(0.03)	(0.08)	$10.26	0.05%	$516,339	1.12%	0.92%	1.12%	59%
CLASS S SHARES
Period Ended October 31, 2012(e)	$10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	$10.33	3.87%	$104	1.15%	0.91%	1.48%	83%
Six Months Ended April 30, 2013
(Unaudited)	$10.33	0.05	(0.04)	0.01	(0.05)	(0.03)	(0.08)	$10.26	0.10%	$1	1.00%	0.95%	1.00%	59%

(a)	Calculated using average share method.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 51

HSBC RMB FIXED INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.22	0.32	(0.08)	(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
Six Months Ended April 30, 2013
(Unaudited)	$10.24	0.14		0.26	0.40	(0.16)	(0.16)	$10.48	3.95%	$2,419	1.45%	2.85%	2.04%	—%
CLASS B SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	(0.09)	$10.25	3.44%	$103	1.00%	2.53%	2.16%	—%
Six Months Ended April 30, 2013
(Unaudited)	$10.25	0.17		0.25	0.42	(0.18)	(0.18)	$10.49	4.17%	$107	1.00%	3.29%	1.58%	—%
CLASS I SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	(0.09)	$10.25	3.40%	$10,134	1.10%	2.43%	2.26%	—%
Six Months Ended April 30, 2013
(Unaudited)	$10.25	0.17		0.25	0.42	(0.18)	(0.18)	$10.49	4.12%	$10,598	1.10%	3.19%	1.68%	—%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on June 8, 2012.
(e)	Calculated based on average shares outstanding.

52 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’ or the “Emerging Markets Funds’’):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC RMB Fixed Income Fund	RMB Fixed Income Fund

     Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, the Total Return Fund and the RMB Fixed Income Fund (“Debt Funds’’) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund has a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

HSBC FAMILY OF FUNDS 53

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At April 30, 2013, the Funds did not hold any restricted securities that were deemed illiquid.

Participation Notes and Participatory Notes:

     The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

     All open derivative positions at period end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

54 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts:

     Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     During the period ended April 30, 2013, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of April 30, 2013 and the monthly average notional amount for these contracts during the period ended April 30, 2013 were as follows:

	Outstanding Notional Amount ($)	Monthly Average Notional Amount ($)
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	—	2,793
Emerging Markets Local Debt Fund	38,444,477	51,816,399
Frontier Markets Fund	—	94,045
Total Return Fund	313,919,655	207,811,310

Options Contracts:

     The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

     The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

HSBC FAMILY OF FUNDS 55

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

     During the period ended April 30, 2013, the Emerging Markets Local Debt Fund and the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Emerging Markets Local Debt Fund and Total Return Fund entered into interest rate swaption agreements for hedging purposes.

     The Emerging Markets Local Debt Fund and the Total Return Fund had the following transactions in purchased call and put options during the period ended April 30, 2013:

Emerging Markets Local Debt Fund	Number of Contracts	Cost
Options outstanding at October 31, 2012	3,270,000	$35,411
Options expired	(3,270,000)	(35,411)
Options outstanding at April 30, 2013	—	$—

Total Return Fund	Number of Contracts	Cost
Options outstanding at October 31, 2012	500,000	$12,985
Options expired	(500,000)	(12,985)
Options outstanding at April 30, 2013	—	$—

The Emerging Markets Local Debt Fund had the following transactions in written call and put options during the period ended April 30, 2013:

Emerging Markets Local Debt Fund	Number of Contracts	Premiums Received
Options outstanding at October 31, 2012	—	$—
Options written	(3,000,000)	(14,160)
Options closed	3,000,000	14,160
Options outstanding at April 30, 2013	—	$—

Futures Contracts:

     The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an

56 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended April 30, 2013, the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding was $50.5 million as of April 30, 2013. The monthly average notional amount for these contracts was $23.9 million for the period ended April 30, 2013.

Swap Agreements:

     The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

     The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

     Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2013 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

HSBC FAMILY OF FUNDS 57

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     During the period ended April 30, 2013, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of April 30, 2013 and the monthly average notional amount for these agreements during the period ended April 30, 2013 were as follows:

	Outstanding Notional Amount ($)	Monthly Average Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	10,469,404	8,620,244
Total Return Fund	14,200,000	14,200,000

Credit Default Swap Agreements:
Emerging Markets Debt Fund	1,550,000	1,545,833
Total Return Fund	69,150,000	39,833,333

Summary of Derivative Instruments:

     Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2013:

	Assets		Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts ($)	Unrealized Appreciation on Swap Agreements ($)	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts ($)	Variation Margin on Futures Contracts ($)^	Unrealized Depreciation on Swap Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Market Local Debt Fund	326,570	—	162,799	—	—
Total Return Fund	1,197,806	—	2,861,079	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	44,489	—	—	—
Total Return Fund	—	152,133	—	—	688,543

Interest Rate Risk Exposure:
Emerging Market Local Debt Fund	—	204,969	—	—	31,568
Total Return Fund	—	—	—	360,553	117,173
____________________

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported on the Statement of Assets and Liabilities as variation margin on futures contracts.

58 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     The Effect of Derivative Instruments on the Statements of Operations for the period ended April 30, 2013:

					Net Change in Unrealized
					Appreciation/Depreciation
					on Derivatives Recognized
	Realized Gain (Loss) on Derivatives				as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Net Realized	Change in
	from Forward	Gains (Losses)	Gains (Losses)	Gains (Losses)	Unrealized
	Foreign Currency	from Futures	from Swap	from Options	Appreciation/Depreciation
Fund	Exchange Contracts ($)	Transactions ($)	Agreements ($)	Transactions ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	(434)	—	—	—	154
Emerging Market Local Debt Fund	421,279	—	—	(21,251)	(33,835)
Frontier Markets Fund	(6,244)	—	—	—	—
Total Return Fund	(2,288,250)	—	—	(12,985)	(1,226,600)

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	28,331	—	(25,097)
Total Return Fund	—	—	177,633	—	(561,298)

Interest Rate Risk Exposure:
Emerging Market Local Debt Fund	—	—	10,579	—	43,995
Total Return Fund	—	75,926	(99,717)	—	48,246
Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends from net investment income, if any, are declared and distributed monthly in the case of the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Total Return Fund and the RMB Fixed Income Fund, and annually in the case of Frontier Markets Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and

HSBC FAMILY OF FUNDS       59

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

60       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

     Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

     Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30 to 720 day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

     In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

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HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)		Total($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars(a)	—	37,349,683	—		37,349,683
U.S. Treasury Obligations	—	2,018,590	—		2,018,590
Investment Company	2,028,177	—	—		2,028,177
Total Investment Securities	2,028,177	39,368,273	—		41,396,450
Other Financial Instruments:(b)
Credit Default Swap Agreements	—	44,489	—		44,489
Total Investments	2,028,177	39,412,762	—		41,440,939
Emerging Markets Local Debt
Investment Securities:
Foreign Bonds(a)	—	20,204,754	—		20,204,754
Yankee Dollars(a)	—	2,698,634	—		2,698,634
U.S. Treasury Obligations	—	419,063	—		419,063
Investment Company	10,882,362	—	—		10,882,362
Total Investment Securities	10,882,362	23,322,451	—		34,204,813
Other Financial Instruments:(b)
Interest Rate Swap Agreements	—	173,401	—		173,401
Forward Foreign Currency Contracts	—	163,771	—		163,771
Total Investment Securities	10,882,362	23,659,623	—		34,541,985
Frontier Markets Fund
Investment Securities:
Common Stocks(a)	21,991,680	252,393	—		22,244,073
Preferred Stocks(a)	529,337	—	—		529,337
Convertible Corporate Bond(a)	—	51,218	—		51,218
Warrant	—	—	—	(c)	—
Participatory Notes(a)	—	2,053,256	—		2,053,256
Investment Company	568,366	—	—		568,366
Total Investment Securities	23,089,383	2,356,867	—		25,446,250

62       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Total Return Fund
Investment Securities:
Foreign Bonds(a)	—	63,307,675	—	63,307,675
Yankee Dollars(a)	—	235,821,389	—	235,821,389
U.S. Treasury Obligations	—	22,393,691	—	22,393,691
Investment Company	189,119,564	—	—	189,119,564
Total Investment Securities	189,119,564	321,522,755	—	510,642,319
Other Financial Instruments:(b)
Interest Rate Swap Agreements	—	(117,173)	—	(117,173)
Credit Default Swap Agreements	—	(536,410)	—	(536,410)
Forward Foreign Currency Contracts	—	(1,663,273)	—	(1,663,273)
Futures Contracts	(360,553)	—	—	(360,553)
Total Investment Securities	188,759,011	319,205,899	—	507,964,910
HSBC RMB Fixed Income Fund
Investment Securities:
Foreign Bonds(a)	—	11,033,399	—	11,033,399
Certificates of Deposit(a)	—	1,605,912	—	1,605,912
Investment Company	307,512	—	—	307,512
Total Investment Companies	307,512	12,639,311	—	12,946,823
____________________

(a)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)

Other financial instruments would include any derivative instruments, such as forward foreign currency exchange contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(c)

Security was received as part of a private placement offering. The underlying stock price is trading significantly below the strike price of the warrants and the warrants are non-transferable. Security valued at $0 in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2013.

     The only transfers between levels as of April 30, 2013 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

HSBC FAMILY OF FUNDS       63

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans: Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
RMB Fixed Income Fund	0.55

     HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee from the Frontier Markets Fund, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

     HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the RMB Fixed Income Fund. AMHK receives a fee from the RMB Fixed Income Fund, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.275% from the fees paid to the Investment Adviser.

     HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

64       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the period ended April 30, 2013, Foreside, as Distributor, also received $126,262 in commissions from sales of HSBC Family of Funds for Class A Shares, of which $0 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

HSBC FAMILY OF FUNDS       65

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014 for the Funds, the total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation(%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
RMB Fixed Income Fund	A	1.45
RMB Fixed Income Fund	I	1.10
RMB Fixed Income Fund	S	1.00

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)*	2015($)*	2014($)*	Total($)*
Emerging Markets Debt Fund	49,939	159,226	31,279	240,444
Emerging Markets Local Debt Fund	76,386	218,089	41,089	335,564
Frontier Markets Fund	55,834	145,285	5,922	207,041
Total Return Fund	—	207	N/A	207
RMB Fixed Income Fund	36,530	51,659	N/A	88,189
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

66       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2013 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	5,086,774	4,545,801
Emerging Markets Local Debt Fund	16,738,940	12,363,705
Frontier Markets Fund	9,393,027	4,554,349
Total Return Fund	144,158,126	71,276,178
RMB Fixed Income Fund	2,760,655	—

     For the period ended April 30, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	4,190,705	4,993,053
Emerging Markets Local Debt Fund	1,722,047	1,312,797
Total Return Fund	28,006,163	23,109,929

6. Investment Risks:

     Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

     Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

     Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

     Concentration of Credit Risk: The RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

     Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic

HSBC FAMILY OF FUNDS       67

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

7. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation)($)*
Emerging Markets Debt Fund	37,786,193	3,635,489	(25,232)	3,610,257
Emerging Markets Local Debt Fund	33,600,889	716,584	(112,660)	603,924
Frontier Markets Fund	21,582,428	4,716,544	(852,722)	3,863,822
Total Return Fund	507,477,286	3,867,202	(702,169)	3,165,033
RMB Fixed Income Fund	12,422,911	523,912	—	523,912
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2012 was as follows:

	Dividends paid from
	Ordinary Income($)	Total Taxable Dividends($)	Return of Capital($)	Total Dividends Paid($)(1)
Emerging Markets Debt Fund	1,823,427	1,823,427	—	1,823,427
Emerging Markets Local Debt Fund	379,720	379,720	—	379,720
Frontier Markets Fund	29,081	29,081	—	29,081
Total Return Fund	783,622	783,622	—	783,622
RMB Fixed Income Fund	62,740	62,740	—	62,740

68 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     As of latest tax year ended October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income($)	Undistributed Tax Exempt Income($)	Undistributed Long Term Capital Gains($)	Accumulated Earnings($)	Dividends Payable($)	Accumulated Capital and Other Losses($)	Unrealized Appreciation/ (Depreciation)($)	Total Accumulated Earnings/ (Deficit)($)
Emerging Markets
Debt Fund	520,630	—	608,591	1,129,221	(148,725)	—	3,771,319	4,751,815
Emerging Markets
Local Debt Fund	223,635	—	1,154	224,789	(33,156)	—	(15,501)	176,132
Frontier Markets
Fund	649,626	—	—	649,626	—	(553,182)	1,373,586	1,470,030
Total Return Fund	1,701,929	—	—	1,701,929	(335,105)	—	3,035,229	4,402,053
RMB Fixed
Income Fund	61,673	—	—	61,673	(35,061)	—	258,600	285,212

     As of the latest tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

     CLCFs not subject to expiration:

Fund	Short Term Amount($)	Long Term Amount($)	Total($)
Frontier Markets Fund	553,182	—	553,182

8. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of April 30, 2013, the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Frontier Markets and RMB Fixed Income Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 75% of each Fund, respectively.

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS 69

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

70 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier

HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are inline with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

72 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 - 4/30/13	Annualized Expense Ratio During Period 11/1/12 - 4/30/13
Emerging Markets Debt Fund	Class A	$1,000.00	$1,028.50	$6.04	1.20%
	Class I	1,000.00	1,031.00	4.28	0.85%
	Class S	1,000.00	1,031.50	3.78	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,045.60	6.09	1.20%
	Class I	1,000.00	1,047.40	4.31	0.85%
	Class S	1,000.00	1,047.90	3.81	0.75%
Frontier Markets Fund	Class A	1,000.00	1,182.60	11.91	2.20%
	Class I	1,000.00	1,183.90	10.02	1.85%
Total Return Fund	Class A	1,000.00	999.20	6.84	1.38%
	Class I	1,000.00	1,000.50	5.56	1.12%
	Class S	1,000.00	1,001.00	4.96	1.00%
RMB Fixed Income Fund	Class A	1,000.00	1,039.50	7.33	1.45%
	Class I	1,000.00	1,041.20	5.57	1.10%
	Class S	1,000.00	1,041.70	5.06	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS 73

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 - 4/30/13	Annualized Expense Ratio During Period 11/1/12 - 4/30/13
Emerging Markets Debt Fund	Class A	$1,000.00	$1,018.84	$6.01	1.20%
	Class I	1,000.00	1,020.58	4.26	0.85%
	Class S	1,000.00	1,021.08	3.76	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,018.84	6.01	1.20%
	Class I	1,000.00	1,020.58	4.26	0.85%
	Class S	1,000.00	1,021.08	3.76	0.75%
Frontier Markets Fund	Class A	1,000.00	1,013.88	10.99	2.20%
	Class I	1,000.00	1,015.62	9.25	1.85%
Total Return Fund	Class A	1,000.00	1,017.95	6.90	1.38%
	Class I	1,000.00	1,019.24	5.61	1.12%
	Class S	1,000.00	1,019.84	5.01	1.00%
RMB Fixed Income Fund	Class A	1,000.00	1,017.60	7.25	1.45%
	Class I	1,000.00	1,019.34	5.51	1.10%
	Class S	1,000.00	1,019.84	5.01	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

74 HSBC FAMILY OF FUNDS

Other Information (Unaudited):

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at ww.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS 75

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-SAR-EM -0613	06/13

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Semi-Annual Report
April 30, 2013

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds Semi-Annual Report - April 30, 2013

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	18

Schedules of Portfolio Investments
Aggressive Strategy Fund	20
Balanced Strategy Fund	21
Moderate Strategy Fund	22
Conservative Strategy Fund	23
Income Strategy Fund	24
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	33
Notes to Financial Statements	38
Investment Adviser Contract Approval	48
Table of Shareholder Expenses	51

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	53
HSBC Opportunity Portfolio	55
Statements of Assets and Liabilities	57
Statements of Operations	58
Statements of Changes in Net Assets	59
Financial Highlights	60
Notes to Financial Statements	61
Investment Adviser Contract Approval	66
Table of Shareholder Expenses	69
Other Information	70

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 24, 2013

Fellow Shareholders:

The recently-concluded semi-annual period was a good one for the HSBC World Selection Funds, with all five of the Strategies delivering positive performance during the six months ended April 30, 2013.

More specific information about each fund’s performance appears in their respective Portfolio Reviews in the following pages of this report. These investment results were achieved in an environment marked by uncertainty about the economic and market outlook, including speculation about future Federal Reserve policy and its market effects. We have no crystal ball, but our portfolio managers generally view the outlook as mildly positive. Several factors contributed to this outlook, including:

  The slowly improving U.S. economic growth, with little signs of inflation, provides a positive backdrop for stocks.

  Any normalization of Federal Reserve policy, and an end to so-called “quantitative easing,” should boost interest rates and improve returns in our money market offerings.

  A global economic recovery carries positive implications for emerging and frontier debt and equity markets, which is important for our roster of emerging market products.

That said, past performance is no guarantee of future results. To that end, the board and HSBC Global Asset Management (USA) Inc. constantly monitor the funds’ investment results, meeting regularly with portfolio managers and effect management change when we think it to be in our shareholders’ best interests. When managers consistently under-perform, we monitor their performance more closely and add additional oversight and scrutiny.

The Securities and Exchange Commission recently released for comment a number of proposals relating to money market fund reform. These included a floating net asset value and/or liquidity fees and redemption gates for certain types of money market funds. We will continue to monitor these developments as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

The HSBC Funds lost a great friend and major contributor on April 28, 2013, when Larry Robbins, a trustee for 23 years and our chairman for eight years, succumbed to cancer, which he had fought with his usual grace and courage for almost five years. Larry resigned from the Board in December 2010, but remained an insightful counselor to me and a cheerleader to all of us. There’s no replacing a person like Larry.

His resignation did, however, open a vacancy on the Board, and this month we appointed Susan Gause to the board. The search was exhaustive and choosing among many attractive candidates wasn’t easy, we’re delighted to welcome Susan to the board. Susan has broad asset management experience having served as the CEO and CFO of a major asset management company and we believe that experience will serve HSBC Funds’ shareholders well.

Sincerely,

Michael Seely
Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4 HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds semi-annual report, covering the six-month fiscal period ended April 30, 2013. This report contains detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS 5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced moderate growth during the six-month period between November 1, 2012 and April 30, 2013. Many major economies produced disappointing economic data during much of the period. Consumer spending weakened and fiscal problems continued to plague the eurozone. However, U.S. equity markets made strong gains as the housing market showed significant improvement and consumer spending increased. Markets continued to benefit from the Federal Reserve Board’s decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

The period began with equities in the U.S. retreating somewhat from gains made in the previous quarter. This pullback was caused in part by renewed concerns about the eurozone debt crisis and the looming threat in the U.S. of the “fiscal cliff”—a collection of spending cuts and tax increases scheduled to take effect in January 2013. Markets both in the U.S. and abroad performed much stronger during the first quarter of 2013 due to improving circumstances in the eurozone and positive domestic economic data. Still, new signs of slowing economic growth—and concerns about political crises in Italy and Cyprus—contributed to higher volatility in the equity markets during the spring. Despite these issues, in addition to lingering weakness in the labor market, equity U.S. markets ended the period significantly higher than six months earlier.

The housing market was the area of the U.S. economy that showed the clearest signs of improvement. Data indicated that home prices were rising and sales were increasing. Home prices in February made their largest year-over-year gain since May 2006. These positive developments produced optimism that the market could finally be headed towards a full recovery from its 2008 collapse.

Another development that supported recent market gains was the European Central Bank’s efforts to reduce borrowing costs for peripheral European countries. These efforts included an aggressive government bond-buying program known as Outright Monetary Transactions. The formation of a governing political coalition in Italy also helped alleviate concerns about a political crisis in that country. Nonetheless, lingering sovereign debt and fiscal problems persist in Europe, and the continent remains in recession.

The unemployment rate continued to edge downward, but remained well above pre-recession levels. Real income and the consumer savings rate remained weak during the period, while consumer confidence declined slightly. Economic activity in the manufacturing sector expanded during each of the last five months of the period, though the rate of growth slowed.

Emerging markets as a whole performed poorly during the period, as the dollar gained strength and commodity prices fell. Economic data from China were mixed, though there were no signs that its economy was about to suffer the “hard landing” that some analyst had feared.

U.S. Gross Domestic Product1 (GDP) grew at a rate of 0.4% during the fourth quarter of 2012—the slowest rate since the first quarter of 2011. A preliminary estimate puts GDP growth during the first quarter of 2013 at 2.5%.

Market Review

The period began with a steep sell-off in U.S. markets that bottomed out in mid-November. Equities then reversed direction and began a strong rally that persisted through the duration of the period with only a few brief interruptions. Equities performed well despite investors’ concerns that the political deadlock over the fiscal cliff and the subsequent onset of automatic budget cuts—known as the sequester—would undermine economic growth. A political compromise that avoided the most dire consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the period, small- and mid-cap stocks outperformed large-cap stocks, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 16.58% and the MSCI Emerging Market Index1 returned 5.40%.

Stocks in developed economies rose. Japanese equities performed especially well due to optimism regarding its central bank’s efforts to revive its economy. European stocks made gains, but lagged well behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 14.42% for the six months through April 2013. That compared to a 17.18% return for the MSCI EAFE Index1 of international stocks in developed markets.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the higher yields offered by high-yield corporate bonds and high-yield municipal bonds, which were the best-performing fixed-income sectors during the quarter. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.90% for the six months through April, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 7.26%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period higher, though it performed poorly during the first quarter of 2013 following strong gains throughout 2012.

1  For additional information, please refer to the Glossary of Terms.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 12.64% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2013. That compared to a 14.42% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (17.18% return for the 6 months through April 30, 2013), Barclays U.S. Aggregate Bond Index1 (0.90% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.26% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% return).

Portfolio Performance

During the six-month period, central banks such as the Federal Reserve, European Central Bank (ECB) and Bank of Japan continued to utilize extraordinary measures to encourage global economic activity. In the U.S., President Obama was re-elected and led attempts to avoid the “fiscal cliff”, which was resolved through an agreement on January 1, 2013. Economic data in the U.S. related to labor and housing data continued to be generally positive, despite the payroll tax increase at the beginning of 2013 and “sequestration”, or automatic spending cuts, which took effect in the U.S. on March 1, 2013. The ECB’s announcement of Outright Monetary Transactions and its commitment, in the words of ECB President Mario Draghi, “to do whatever it takes” to preserve the euro has generally reduced volatility in Europe, despite some potentially unnerving events such as the messy bailout of Cyprus.

Given the positive macroeconomic backdrop, “risky” asset classes such as equities and high-yield bonds performed well during the period. In that environment, the Fund benefited from its exposure to these asset classes, including overweight positions in small-, mid- and large-cap U.S. equities and international equities, which performed well in absolute terms during the period. That said, the Fund generated lower absolute returns than its primary reference index due primarily to its exposure to less-risky asset classes such as bonds and cash investments, which did not perform as well as stocks.†

Within the Fund’s fixed-income segment, we retained our preference for corporate bonds such as U.S. high-yield bonds over government bonds throughout the period. That strategy added value to the portfolio. Government bonds remained our least-preferred asset class during the period, as we felt there was limited value to be found in this bond segment due to extremely low yields, which were often in negative territory after taking inflation into account.†

Within alternative asset classes, our preference for property was retained during the period and contributed to performance. Due to the underlying real assets, listed property is a relatively defensive investment and can provide a high-quality income stream which is appealing to investors in the current low-interest-rate environment. Private equity performed very well during the period, rewarding investors.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio(%)[4]
	Inception	Six	1	5	Since
As of April 30, 2013	Date	Months*	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	7.02	6.95	0.62	4.96		2.26	2.10
Aggressive Strategy Fund Class B2	2/9/05	8.19	7.74	0.90	5.07		3.01	2.85
Aggressive Strategy Fund Class C3	6/9/05	11.24	10.78	0.91	5.34		3.01	2.85
S&P 500 Index[5]	—	14.42	16.89	5.21	5.82	[6]	N/A	N/A
MSCI EAFE Index[5]	—	17.18	19.96	-0.44	5.43	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	0.90	3.68	5.72	5.22	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.26	14.04	10.83	8.56	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.08	0.28	1.76	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to April 30, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)
Balanced Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 10.12% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2013. That compared to a 14.42% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (17.18% return for the six months through April 30, 2013), Barclays U.S. Aggregate Bond Index1 (0.90% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.26% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% return).

Portfolio Performance

During the six-month period, central banks such as the Federal Reserve, European Central Bank (ECB) and Bank of Japan continued to utilize extraordinary measures to encourage global economic activity. In the U.S., President Obama was re-elected and led attempts to avoid the “fiscal cliff”, which was resolved through an agreement on January 1, 2013. Economic data in the U.S. related to labor and housing data continued to be generally positive, despite the payroll tax increase at the beginning of 2013 and “sequestration”, or automatic spending cuts, which took effect in the U.S. on March 1, 2013. The ECB’s announcement of Outright Monetary Transactions and its commitment, in the words of ECB President Mario Draghi, “to do whatever it takes” to preserve the euro has generally reduced volatility in Europe, despite some potentially unnerving events such as the messy bailout of Cyprus.

Given the positive macroeconomic backdrop, “risky” asset classes such as equities and high-yield bonds performed well during the period. In that environment, the Fund benefited from its exposure to these asset classes, including overweight positions in small-, mid- and large-cap U.S. equities and international equities, which performed well in absolute terms during the period. That said, the Fund generated lower absolute returns than its primary reference index due primarily to its exposure to less-risky asset classes such as bonds and cash investments, which did not perform as well as stocks.†

Within the Fund’s fixed-income segment, we retained our preference for corporate bonds such as U.S. high-yield bonds over government bonds throughout the period. That strategy added value to the portfolio. Government bonds remained our least-preferred asset class during the period, as we felt there was limited value to be found in this bond segment due to extremely low yields, which were often in negative territory after taking inflation into account.†

Within alternative asset classes, our preference for property was retained during the period and contributed to performance. Due to the underlying real assets, listed property is a relatively defensive investment and can provide a high-quality income stream which is appealing to investors in the current low-interest-rate environment. Private equity performed very well during the period, rewarding investors.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio(%)[4]
	Inception	Six	1	5	Since
As of April 30, 2013	Date	Months*	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	4.59	6.34	2.07	5.39		1.77	1.77
Balanced Strategy Fund Class B2	2/1/05	5.68	7.09	2.35	5.60		2.52	2.52
Balanced Strategy Fund Class C3	4/27/05	8.67	10.07	2.35	5.91		2.52	2.52
S&P 500 Index[5]	—	14.42	16.89	5.21	5.85	[6]	N/A	N/A
MSCI EAFE Index[5]	—	17.18	19.96	-0.44	5.41	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	0.90	3.68	5.72	5.30	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.26	14.04	10.83	8.65	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.08	0.28	1.75	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to April 30, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 11

Portfolio Reviews (Unaudited)
Moderate Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 7.94% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2013. That compared to a 0.90% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices: the S&P 500 Index1 (14.42% return for the six-months through April 30, 2013), MSCI EAFE Index1 (17.18% return for the six months through April 30, 2013), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.26% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% return).

Portfolio Performance

During the six-month period, central banks such as the Federal Reserve, European Central Bank (ECB) and Bank of Japan continued to utilize extraordinary measures to encourage global economic activity. In the U.S., President Obama was re-elected and led attempts to avoid the “fiscal cliff”, which was resolved through an agreement on January 1, 2013. Economic data in the U.S. related to labor and housing data continued to be generally positive, despite the payroll tax increase at the beginning of 2013 and “sequestration”, or automatic spending cuts, which took effect in the U.S. on March 1, 2013. The ECB’s announcement of Outright Monetary Transactions and its commitment, in the words of ECB President Mario Draghi, “to do whatever it takes” to preserve the euro has generally reduced volatility in Europe, despite some potentially unnerving events such as the messy bailout of Cyprus.

Given the positive macroeconomic backdrop, “risky” asset classes such as equities and high-yield bonds performed well during the period. In that environment, the Fund benefited from its exposure to these asset classes, including overweight positions in small-, mid- and large-cap U.S. equities and international equities, which performed well in absolute terms during the period.†

Within the Fund’s fixed-income segment, we retained our preference for corporate bonds such as U.S. high-yield bonds over government bonds throughout the period. That strategy added value to the portfolio. Government bonds remained our least-preferred asset class during the period, as we felt there was limited value to be found in this bond segment due to extremely low yields, which were often in negative territory after taking inflation into account.†

Within alternative asset classes, our preference for property was retained during the period and contributed to performance. Due to the underlying real assets, listed property is a relatively defensive investment and can provide a high-quality income stream which is appealing to investors in the current low-interest-rate environment. Private equity performed very well during the period, rewarding investors.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio(%)[4]
	Inception	Six	1	5	Since
As of April 30, 2013	Date	Months*	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	2.50	4.86	2.74	4.95		1.79	1.79
Moderate Strategy Fund Class B2	2/1/05	3.54	5.67	3.03	5.11		2.54	2.54
Moderate Strategy Fund Class C3	6/9/05	6.50	8.62	3.03	5.12		2.54	2.54
Barclays U.S. Aggregate Bond Index[5]	—	0.90	3.68	5.72	5.30	[6]	N/A	N/A
S&P 500 Index[5]	—	14.42	16.89	5.21	5.85	[6]	N/A	N/A
MSCI EAFE Index[5]	—	17.18	19.96	-0.44	5.41	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.26	14.04	10.83	8.65	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.08	0.28	1.75	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to April 30, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 13

Portfolio Reviews (Unaudited)
Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 5.80% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2013. That compared to a 0.90% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices: the S&P 500 Index1 (14.42% return for the six-months through April 30, 2013), MSCI EAFE Index1 (17.18% return for the six months through April 30, 2013), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.26% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% return).

Portfolio Performance

During the six-month period, central banks such as the Federal Reserve, European Central Bank (ECB) and Bank of Japan continued to utilize extraordinary measures to encourage global economic activity. In the U.S., President Obama was re-elected and led attempts to avoid the “fiscal cliff”, which was resolved through an agreement on January 1, 2013. Economic data in the U.S. related to labor and housing data continued to be generally positive, despite the payroll tax increase at the beginning of 2013 and “sequestration”, or automatic spending cuts, which took effect in the U.S. on March 1, 2013. The ECB’s announcement of Outright Monetary Transactions and its commitment, in the words of ECB President Mario Draghi, “to do whatever it takes” to preserve the euro has generally reduced volatility in Europe, despite some potentially unnerving events such as the messy bailout of Cyprus.

Given the positive macroeconomic backdrop, “risky” asset classes such as equities and high-yield bonds performed well during the period. In that environment, the Fund benefited from its exposure to these asset classes, including overweight positions in U.S. and international equities, which performed well in absolute terms during the period.†

Within the Fund’s fixed-income segment, we retained our preference for corporate bonds such as U.S. high-yield bonds over government bonds throughout the period. That strategy added value to the portfolio. Government bonds remained our least-preferred asset class during the period, as we felt there was limited value to be found in this bond segment due to extremely low yields, which were often in negative territory after taking inflation into account.†

Within alternative asset classes, our preference for property was retained during the period and contributed to performance. Due to the underlying real assets, listed property is a relatively defensive investment and can provide a high-quality income stream which is appealing to investors in the current low-interest-rate environment. The Fund benefited from its modest allocation to private equity, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio(%)[4]
	Inception	Six	1	5	Since
As of April 30, 2013	Date	Months*	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	0.54	3.50	3.12	4.43		1.97	1.97
Conservative Strategy Fund Class B2	2/17/05	1.34	4.09	3.40	4.46		2.72	2.72
Conservative Strategy Fund Class C3	4/19/05	4.35	7.13	3.39	4.98		2.72	2.72
Barclays U.S. Aggregate Bond Index[5]	—	0.90	3.68	5.72	5.32	[6]	N/A	N/A
S&P 500 Index[5]	—	14.42	16.89	5.21	5.74	[6]	N/A	N/A
MSCI EAFE Index[5]	—	17.18	19.96	-0.44	5.12	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.26	14.04	10.83	8.55	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.08	0.28	1.76	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by aeries of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to April 30, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 15

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.10% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2013. That compared to a 0.90% total return for the Fund’s primary benchmark, Barclays U.S. Aggregate Bond Index1, during the same period.

The Fund measures performance against several additional reference indices: the S&P 500 Index1 (14.42% return for the six-months through April 30, 2013), MSCI EAFE Index1 (17.18% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.26% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% return).

Portfolio Performance

During the six-month period, central banks such as the Federal Reserve, European Central Bank (ECB) and Bank of Japan continued to utilize extraordinary measures to encourage global economic activity. In the U.S., President Obama was re-elected and led attempts to avoid the “fiscal cliff”, which was resolved through an agreement on January 1, 2013. Economic data in the U.S. related to labor and housing data continued to be generally positive, despite the payroll tax increase at the beginning of 2013 and “sequestration”, or automatic spending cuts, which took effect in the U.S. on March 1, 2013. The ECB’s announcement of Outright Monetary Transactions and its commitment, in the words of ECB President Mario Draghi, “to do whatever it takes” to preserve the euro has generally reduced volatility in Europe, despite some potentially unnerving events such as the messy bailout of Cyprus.

Given the positive macroeconomic backdrop, “risky” asset classes such as equities and high-yield bonds performed well during the period. In that environment, the Fund benefited from its overweight exposure to U.S. and international equities, which performed well in absolute terms during the period. The Fund’s overweight allocation to U.S. high-yield bonds also contributed positively to performance.†

Within the Fund’s fixed-income segment, which made up between 75% and 85% of the portfolio during the period, we retained our preference for corporate bonds such as U.S. high-yield bonds over government bonds. That strategy added value to the portfolio. Government bonds remained our least-preferred asset class during the period, as there was limited value to be found in this bond segment due to extremely low yields, which were often in negative territory after taking inflation into account.†

Within alternative asset classes, our preference for property was retained during the period and contributed modestly to performance. Due to the underlying real assets, listed property is a relatively defensive investment and provides a high-quality income stream which is appealing to investors in the current low-interest-rate environment.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]
As of April 30, 2013	Inception Date	Six Months*	1 Year	Since Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-0.85	2.87	3.68		26.49	1.90
Income Strategy Fund Class B2	3/20/12	-0.28	3.20	4.84		27.24	2.65
Income Strategy Fund Class C3	3/20/12	2.74	6.17	7.47		27.24	2.65
Barclays U.S. Aggregate Bond Index[5]	—	0.90	3.68	4.90	[6]	N/A	N/A
S&P 500 Index[5]	—	14.42	16.89	14.69	[6]	N/A	N/A
MSCI EAFE Index[5]	—	17.18	19.96	15.13	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.26	14.04	13.65	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.08	0.08	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other then the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to April 30, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 17

Portfolio Reviews
Portfolio Composition*
April 30, 2013 (Unaudited)

Aggressive Strategy Fund
Investment Allocation	Percentage of Investments at Value (%)
Domestic Equities	60.4
International Equities	27.5
Fixed Income	6.9
Alternatives	5.1
Cash	0.1
Total	100.0

Balanced Strategy Fund
Investment Allocation	Percentage of Investments at Value (%)
Domestic Equities	45.0
International Equities	26.6
Fixed Income	19.0
Alternatives	8.4
Cash	1.0
Total	100.0

Moderate Strategy Fund
Investment Allocation	Percentage of Investments at Value (%)
Fixed Income	33.1
Domestic Equities	31.1
International Equities	25.9
Alternatives	8.2
Cash	1.7
Total	100.0

Conservative Strategy Fund
Investment Allocation	Percentage of Investments at Value (%)
Fixed Income	50.4
International Equities	20.3
Domestic Equities	19.5
Alternatives	7.3
Cash	2.5
Total	100.0

Income Strategy Fund
Investment Allocation	Percentage of Investments at Value (%)
Fixed Income	68.3
International Equities	17.2
Domestic Equities	10.8
Alternatives	2.2
Cash	1.5
Total	100.0

HSBC Growth Portfolio
Investment Allocation	Percentage of Investments at Value (%)
Biotechnology	9.4
Internet Software & Services	8.2
Specialty Retail	6.4
Internet & Catalog Retail	5.3
IT Services	5.2
Pharmaceuticals	5.0
Chemicals	4.6
Media	4.6
Road & Rail	4.2
Computers & Peripherals	4.1
Aerospace & Defense	3.3
Hotels, Restaurants & Leisure	3.2
Machinery	3.1
Food & Staples Retailing	2.9
Health Care Providers & Services	2.8
Capital Markets	2.8
Textiles, Apparel & Luxury Goods	2.1
Oil, Gas & Consumable Fuels	2.0
Software	2.0
Communications Equipment	1.8
Real Estate Investment Trusts (REITs)	1.5
Wireless Telecommunication Services	1.4
Investment Companies	1.4
Business Services	1.4
Auto Components	1.2
Trading Companies & Distributors	1.2
Health Care Technology	1.1
Semiconductors & Semiconductor Equipment	1.1
Commercial Banks	1.0
Energy Equipment & Services	1.0
Personal Products	1.0
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	1.0
Household Durables	0.9
Airlines	0.8
Total	100.0
____________________

*	Portfolio composition is subject to change.

18 HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2013 (Unaudited)

HSBC Opportunity Portfolio
Investment Allocation	Percentage of Investments at Value (%)
Specialty Retail	10.8
Software	7.6
IT Services	6.7
Chemicals	6.7
Oil, Gas & Consumable Fuels	6.1
Semiconductors & Semiconductor Equipment	4.6
Health Care Equipment & Supplies	4.1
Trading Companies &
Distributors	3.7
Biotechnology	3.4
Capital Markets	3.4
Aerospace & Defense	3.4
Household Durables	3.2
Life Sciences Tools & Services	3.2
Containers & Packaging	3.1
Commercial Banks	3.0
Investment Companies	2.9
Machinery	2.8
Energy Equipment & Services	2.7
Insurance	2.5
Road & Rail	2.3
Electrical Equipment	2.0
Diversified Consumer Services	1.6
Commercial Services & Supplies	1.6
Real Estate Management &
Development	1.5
Professional Services	1.4
Health Care Providers & Services	1.0
Media	0.8
Construction Materials	0.8
Distributors	0.7
Communications Equipment	0.7
Building Products	0.6
Wireless Telecommunication Services	0.6
Hotels, Restaurants & Leisure	0.5
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS 19

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Affiliated Investment Companies—1.8%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	11,687	131,943
HSBC Emerging Markets Local Debt
Fund, Class I Shares	18,351	187,000
HSBC Prime Money Market Fund,
Class I Shares, 0.08%(a)	7,407	7,407
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $304,734)		326,350

Affiliated Portfolios—14.4%

HSBC Growth Portfolio		1,863,664
HSBC Opportunity Portfolio		784,702
TOTAL AFFILIATED PORTFOLIOS		2,648,366

Unaffiliated Investment Companies—47.9%

Artisan Value Fund, Investor Shares	98,926	1,247,455
Brown Advisory Growth Equity Fund,
Institutional Shares	78,477	1,248,563
Columbia High Yield Bond Fund,
Class Z Shares	210,830	643,031
CRM Small/Mid Cap Value Fund,
Institutional Shares	46,078	781,490
Delaware Emerging Markets Fund,
Institutional Shares	67,748	1,014,188
Dreyfus Global Real Estate Securities
Fund, Institutional Shares	5,392	48,957
EII Global Property Fund,
Institutional Shares	3,872	71,745
JPMorgan Equity Income Fund,
Select Shares	159,952	1,863,440
JPMorgan High Yield Fund,
Select Shares	76,077	636,001
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01%(a)	16,810	16,810
Trilogy Emerging Markets Equity Fund,
Institutional Shares	142,388	1,253,017
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $8,042,845)		8,824,697

Exchange Traded Funds—36.0%

iShares MSCI EAFE Index Fund	35,159	2,177,748
iShares MSCI Emerging Markets
Index Fund	5,708	247,099
PowerShares Global Listed Private
Equity Portfolio ETF	74,473	874,313
SPDR S&P 500 ETF Trust	20,826	3,325,496
TOTAL EXCHANGE TRADED
FUNDS (COST $5,720,673)		6,624,656
TOTAL INVESTMENT
SECURITIES—100.1%		18,424,069
____________________

Percentages indicated are based on net assets of $18,399,627.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Affiliated Investment Companies—10.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	275,417	3,109,455
HSBC Emerging Markets Local Debt
Fund, Class I Shares	180,859	1,842,953
HSBC Prime Money Market Fund,
Class I Shares, 0.08%(a)	514,078	514,078
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,150,799)		5,466,486

Affiliated Portfolios—10.8%

HSBC Growth Portfolio		3,950,341
HSBC Opportunity Portfolio		1,653,241
TOTAL AFFILIATED PORTFOLIOS		5,603,582

Unaffiliated Investment Companies—50.9%

Artisan Value Fund, Investor Shares	210,183	2,650,404
Brown Advisory Growth Equity Fund,
Institutional Shares	164,986	2,624,926
Columbia High Yield Bond Fund,
Class Z Shares	1,095,993	3,342,780
CRM Small/Mid Cap Value Fund,
Institutional Shares	97,919	1,660,710
Delaware Emerging Markets Fund,
Institutional Shares	94,923	1,420,990
Dreyfus Global Real Estate Securities
Fund, Institutional Shares	69,404	630,193
EII Global Property Fund,
Institutional Shares	51,148	947,771
Janus Flexible Bond Fund,
Institutional Shares	34,565	375,371
JPMorgan Equity Income Fund,
Select Shares	338,802	3,947,043
JPMorgan High Yield Fund,
Select Shares	400,475	3,347,974
Lord Abbett Core Fixed Income Fund,
Institutional Shares	49,479	555,652
Metropolitan West Total Return Bond
Fund, Institutional Shares	34,481	379,980
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01%(a)	17,545	17,545
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	254,192	1,629,368
PIMCO Total Return Fund,
Institutional Shares	63,288	717,685
T. Rowe Price New Income Fund,
Retail Shares	56,027	553,546
Trilogy Emerging Markets Equity Fund,
Institutional Shares	197,665	1,739,449
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $24,977,644)		26,541,387

Exchange Traded Funds—28.2%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	5,220	637,519
iShares MSCI EAFE Index Fund	74,708	4,627,414
iShares MSCI Emerging Markets
Index Fund	13,015	563,419
PowerShares Global Listed Private
Equity Portfolio ETF	154,514	1,813,994
SPDR S&P 500 ETF Trust	44,106	7,042,846
TOTAL EXCHANGE TRADED
FUNDS (COST $12,718,863)		14,685,192
TOTAL INVESTMENT
SECURITIES—100.4%		52,296,647
____________________

Percentages indicated are based on net assets of $52,103,928.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Affiliated Investment Companies—12.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	260,187	2,937,506
HSBC Emerging Markets Local Debt
Fund, Class I Shares	206,910	2,108,414
HSBC Prime Money Market Fund,
Class I Shares, 0.08%(a)	773,674	773,674
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,426,508)		5,819,594

Affiliated Portfolios—7.5%

HSBC Growth Portfolio		2,434,349
HSBC Opportunity Portfolio		1,030,987
TOTAL AFFILIATED PORTFOLIOS		3,465,336

Unaffiliated Investment Companies—58.4%

Artisan Value Fund, Investor Shares	128,303	1,617,896
ASG Global Alternatives Fund,
Class Y Shares	32,231	361,308
Brown Advisory Growth Equity Fund,
Institutional Shares	101,774	1,619,230
Columbia High Yield Bond Fund,
Class Z Shares	946,298	2,886,208
CRM Small/Mid Cap Value Fund,
Institutional Shares	60,346	1,023,474
Delaware Emerging Markets Fund,
Institutional Shares	63,266	947,087
Dreyfus Global Real Estate Securities
Fund, Institutional Shares	58,193	528,391
EII Global Property Fund,
Institutional Shares	42,833	793,700
Janus Flexible Bond Fund,
Institutional Shares	126,072	1,369,142
JPMorgan Equity Income Fund,
Select Shares	209,628	2,442,171
JPMorgan High Yield Fund,
Select Shares	346,134	2,893,681
Lord Abbett Core Fixed Income Fund,
Institutional Shares	172,932	1,942,028
Metropolitan West Total Return Bond
Fund, Institutional Shares	124,850	1,375,852
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01%(a)	7,515	7,515
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	263,686	1,690,228
PIMCO Total Return Fund,
Institutional Shares	226,697	2,570,744
T. Rowe Price New Income Fund,
Retail Shares	193,375	1,910,541
Trilogy Emerging Markets Equity Fund,
Institutional Shares	132,023	1,161,800
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $25,997,536)		27,140,996

Exchange Traded Funds—21.9%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	3,676	448,950
iShares MSCI EAFE Index Fund	65,439	4,053,292
iShares MSCI Emerging Markets
Index Fund	7,637	330,606
PowerShares Global Listed Private
Equity Portfolio ETF	85,010	998,017
SPDR S&P 500 ETF Trust	27,106	4,328,286
TOTAL EXCHANGE TRADED
FUNDS (COST $8,786,125)		10,159,151
TOTAL INVESTMENT
SECURITIES—100.3%		46,585,077
____________________

Percentages indicated are based on net assets of $46,455,495.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Affiliated Investment Companies—13.2%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	117,529	1,326,899
HSBC Emerging Markets Local Debt
Fund, Class I Shares	113,031	1,151,784
HSBC Prime Money Market Fund,
Class I Shares, 0.08%(a)	570,007	570,007
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $2,862,209)		3,048,690

Affiliated Portfolios—4.7%

HSBC Growth Portfolio		757,688
HSBC Opportunity Portfolio		317,739
TOTAL AFFILIATED PORTFOLIOS		1,075,427

Unaffiliated Investment Companies—67.1%

Artisan Value Fund, Investor Shares	39,458	497,569
ASG Global Alternatives Fund,
Class Y Shares	43,280	485,172
Brown Advisory Growth Equity Fund,
Institutional Shares	31,152	495,627
Columbia High Yield Bond Fund,
Class Z Shares	428,073	1,305,621
CRM Small/Mid Cap Value Fund,
Institutional Shares	18,703	317,207
Delaware Emerging Markets Fund,
Institutional Shares	7,952	119,034
Dreyfus Global Real Estate Securities
Fund, Institutional Shares	24,470	222,190
EII Global Property Fund,
Institutional Shares	21,275	394,218
Janus Flexible Bond Fund,
Institutional Shares	122,006	1,324,985
JPMorgan Equity Income Fund,
Select Shares	67,375	784,915
JPMorgan High Yield Fund,
Select Shares	156,575	1,308,964
Lord Abbett Core Fixed Income Fund,
Institutional Shares	165,001	1,852,964
Metropolitan West Total Return Bond
Fund, Institutional Shares	118,073	1,301,169
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01%(a)	14,106	14,106
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	110,264	706,790
PIMCO Total Return Fund,
Institutional Shares	215,210	2,440,484
T. Rowe Price New Income Fund,
Retail Shares	185,610	1,833,831
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,664	129,042
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $14,719,434)		15,533,888

Exchange Traded Funds—15.3%

	Shares	Value ($)
iShares iBoxx $ Investment Grade
Corporate Bond Fund	2,797	341,598
iShares MSCI EAFE Index Fund	28,266	1,750,796
PowerShares Global Listed Private
Equity Portfolio ETF	8,606	101,035
SPDR S&P 500 ETF Trust	8,405	1,342,110
TOTAL EXCHANGE TRADED
FUNDS (COST $3,053,053)		3,535,539
TOTAL INVESTMENT
SECURITIES—100.3%		23,193,544
____________________

Percentages indicated are based on net assets of $23,119,687.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Affiliated Investment Companies—10.1%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	3,535	39,905
HSBC Emerging Markets Local Debt
Fund, Class I Shares	5,522	56,272
HSBC Prime Money Market Fund,
Class I Shares, 0.08%(a)	15,517	15,517
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $108,831)		111,694

Unaffiliated Investment Companies—86.6%

Columbia High Yield Bond Fund,
Class Z Shares	15,249	46,508
Dreyfus Global Real Estate Securities
Fund, Institutional Shares	1,713	15,555
Eaton Vance Floating - Rate Fund,
Institutional Shares	4,662	43,027
EII Global Property Fund,
Institutional Shares	1,263	23,396
Federated Strategic Value Dividend Fund,
Institutional Shares	20,550	116,723
Janus Flexible Bond Fund,
Institutional Shares	8,135	88,350
JPMorgan High Yield Fund,
Select Shares	5,632	47,086
Lord Abbett Core Fixed Income Fund,
Institutional Shares	11,010	123,642
Metropolitan West Total Return Bond
Fund, Institutional Shares	8,038	88,575
Northern Institutional
Diversified Assets Portfolio,
Institutional Shares, 0.01%(a)	210	210
PIMCO Total Return Fund,
Institutional Shares	14,555	165,055
T. Rowe Price International
Growth & Income Fund	5,279	74,385
T. Rowe Price New Income Fund,
Retail Shares	12,515	123,645
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $930,441)		956,157

Exchange Traded Fund – 1.5%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	131	15,999
TOTAL EXCHANGE TRADED FUND
(COST $15,705)		15,999
TOTAL INVESTMENT SECURITIES
(COST $1,054,977)—98.2%		1,083,850
____________________

Percentages indicated are based on net assets of $1,104,172.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$2,648,366	$5,603,582	$3,465,336	$1,075,427	$—
Investments in Affiliated Investment Companies, at value(a)	326,350	5,466,486	5,819,594	3,048,690	111,694
Investments in non-affiliates, at value	15,449,353	41,226,579	37,300,147	19,069,427	972,156
Total Investments	18,424,069	52,296,647	46,585,077	23,193,544	1,083,850
Interest and dividends receivable	14,664	31,387	19,136	6,089	2,437
Receivable for capital shares issued	1,014	15,500	17,846	6,535	8,369
Receivable for investments sold	11,160	17,650	12,148	10,735	—
Reclaims receivable	454	850	762	260	—
Receivable from Investment Adviser	—	—	—	—	15,788
Prepaid expenses and other assets	10,036	8,834	11,519	9,090	28,909
Total Assets	18,461,397	52,370,868	46,646,488	23,226,253	1,139,353
Liabilities:
Cash overdraft	14,839	44,480	31,896	12,047	85
Income payable	—	—	—	—	282
Payable for investments purchased	13,072	3,144	—	18,181	—
Payable for capital shares redeemed	70	140,838	87,889	32,279	—
Accrued expenses and other liabilities:
Investment Management	3,715	10,600	9,431	4,697	—
Administration	366	1,045	929	463	46
Distribution	4,578	13,996	13,075	8,170	615
Shareholder Servicing	4,168	12,192	10,462	5,261	604
Compliance Service	100	80	85	95	160
Accounting	1,393	1,400	1,414	1,399	3,860
Custodian	8,004	9,505	10,883	9,000	17,002
Transfer Agent	2,089	539	335	4,330	2,387
Trustee	12	27	23	13	269
Other	9,364	29,094	24,571	10,631	9,871
Total Liabilities	61,770	266,940	190,993	106,566	35,181
Net Assets	$18,399,627	$52,103,928	$46,455,495	$23,119,687	$1,104,172

Composition of Net Assets:
Capital	15,825,475	45,901,207	42,333,566	21,366,833	1,059,929
Accumulated net investment income (loss)	(45,493)	(33,353)	(99,724)	(81,817)	(5,869)
Accumulated net realized gains (losses) from investments	162,269	754,809	277,575	49,269	21,239
Unrealized appreciation/depreciation on investments	2,457,376	5,481,265	3,944,078	1,785,402	28,873
Net Assets	$18,399,627	$52,103,928	$46,455,495	$23,119,687	$1,104,172

Net Assets:
Class A Shares	$10,993,299	$29,598,123	$25,518,134	$9,970,294	$301,326
Class B Shares	5,739,635	16,651,191	17,353,525	10,239,406	384,109
Class C Shares	1,666,693	5,854,614	3,583,836	2,909,987	418,737
	$18,399,627	$52,103,928	$46,455,495	$23,119,687	$1,104,172
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	766,433	2,162,520	2,015,706	833,233	28,532
Class B Shares	418,534	1,217,006	1,373,090	867,404	36,445
Class C Shares	122,008	427,306	291,583	239,474	39,731
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$14.34	$13.69	$12.66	$11.97	$10.56
Class B Shares(b)	$13.71	$13.68	$12.64	$11.80	$10.54
Class C Shares(b)	$13.66	$13.70	$12.29	$12.15	$10.54
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$15.09	$14.41	$13.33	$12.60	$11.09
Investments in Affiliated Investment Companies, at cost(a)	$304,734	$5,150,799	$5,426,508	$2,862,209	$108,831
Investments in non-affiliates, at cost	$13,763,518	$37,696,507	$34,783,661	$17,772,487	$946,146
____________________

(a)	The investment in the affiliated investment companies includes the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliates	$188,773	$619,841	$584,995	$312,373	$17,097
Investment Income from Affiliated Portfolios(a)	16,530	35,168	21,422	6,594	—
Investment Income from Affiliated Investment Companies	4,796	94,419	91,297	43,327	1,473
Tax reclaims from Affiliated Portfolios(a)	22	52	38	10	—
Expenses from Affiliated Portfolios(a)	(9,944)	(21,093)	(12,819)	(3,992)	—
Total Investment Income (Loss)	200,177	728,387	684,933	358,312	18,570

Expenses:
Investment Management	22,319	64,383	56,910	28,081	1,284
Administration:
Class A Shares	1,285	3,577	3,074	1,212	87
Class B Shares	699	2,030	2,117	1,204	93
Class C Shares	210	722	405	345	73
Distribution:
Class B Shares	21,313	61,872	64,498	36,674	1,378
Class C Shares	6,392	21,948	12,274	10,448	1,080
Shareholder Servicing:
Class A Shares	12,847	35,516	30,732	12,113	325
Class B Shares	7,107	20,644	21,522	12,245	408
Class C Shares	2,133	7,339	4,111	3,507	360
Accounting	11,098	11,128	11,144	11,126	24,379
Audit	6,991	6,741	7,221	7,028	6,792
Compliance Service	122	238	218	136	72
Custodian	14,547	20,279	20,539	17,151	8,196
Printing	3,040	7,993	7,062	3,671	127
Transfer Agent	28,958	49,938	48,625	25,981	13,897
Trustee	199	572	505	247	20
Registration fees	9,490	8,629	9,701	6,493	5,984
Other	1,278	3,728	3,344	1,473	245
Total expenses before fee reductions	150,028	327,277	304,002	179,135	64,800
Fees contractually reduced/reimbursed by Investment Adviser	—	—	—	—	(54,563)
Net Expenses	150,028	327,277	304,002	179,135	10,237

Net Investment Income (Loss)	50,149	401,110	380,931	179,177	8,333

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	240,913	619,308	408,340	132,628	2,254
Net realized gains (losses) from non-affiliated investment securities	203,218	242,155	77,592	(67,578)	19,230
Net realized gains distributions from affiliated underlying funds	3,414	73,038	70,669	33,240	—
Net realized gains distributions from non-affiliated underlying funds	29,131	149,021	246,850	193,143	—
Change in unrealized appreciation/depreciation on affiliated investments(a)	121,160	156,571	79,642	29,743	64
Change in unrealized appreciation/depreciation on investments	1,473,075	3,267,281	2,157,624	723,484	10,758
Net realized/unrealized gains from investments	2,070,911	4,507,374	3,040,717	1,044,660	32,306
Change In Net Assets Resulting From Operations	$2,121,060	$4,908,484	$3,421,648	$1,223,837	$40,639
____________________

(a)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$50,149	$(30,313)	$401,110	$829,128
Net realized gains (losses) from investments	476,676	435,511	1,083,522	1,339,315
Change in unrealized appreciation/depreciation on investments	1,594,235	869,238	3,423,852	2,007,609
Change in net assets resulting from operations	2,121,060	1,274,436	4,908,484	4,176,052

Dividends:
Net investment income:
Class A Shares	(31,802)	(77,670)	(526,976)	(912,343)
Class B Shares	—	(8,596)	(168,352)	(454,511)
Class C Shares	—	(6,139)	(59,678)	(174,260)
Change in net assets resulting from shareholder dividends	(31,802)	(92,405)	(755,006)	(1,541,114)
Change in net assets resulting from capital transactions	(1,409,110)	(1,313,685)	(4,252,037)	(3,920,082)
Change in net assets	680,148	(131,654)	(98,559)	(1,285,144)

Net Assets:
Beginning of period	17,719,479	17,851,133	52,202,487	53,487,631
End of period	$18,399,627	$17,719,479	$52,103,928	$52,202,487
Accumulated net investment income (loss)	$(45,493)	$(63,840)	$(33,353)	$320,543

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$661,318	$2,113,457	$1,978,419	$5,462,023
Dividends reinvested	31,467	76,522	512,520	896,978
Value of shares redeemed	(1,064,627)	(1,916,446)	(4,674,208)	(6,605,601)
Class A Shares capital transactions	(371,842)	273,533	(2,183,269)	(246,600)

Class B Shares:
Proceeds from shares issued	175,377	692,637	582,140	2,081,326
Dividends reinvested	—	8,454	166,080	449,537
Value of shares redeemed	(965,594)	(2,003,556)	(2,277,871)	(5,369,321)
Class B Shares capital transactions	(790,217)	(1,302,465)	(1,529,651)	(2,838,458)

Class C Shares:
Proceeds from shares issued	96,066	280,202	605,050	980,626
Dividends reinvested	—	6,111	58,220	170,621
Value of shares redeemed	(343,117)	(571,066)	(1,202,387)	(1,986,271)
Class C Shares capital transactions	(247,051)	(284,753)	(539,117)	(835,024)
Change in net assets resulting from capital transactions	$(1,409,110)	$(1,313,685)	$(4,252,037)	$(3,920,082)

SHARE TRANSACTIONS:
Class A Shares:
Issued	48,626	170,638	150,675	449,415
Reinvested	2,391	6,672	40,135	78,890
Redeemed	(78,206)	(154,093)	(357,581)	(540,992)
Change in Class A Shares	(27,189)	23,217	(166,771)	(12,687)

Class B Shares:
Issued	13,212	58,381	44,120	170,500
Reinvested	—	765	12,975	39,468
Redeemed	(75,078)	(168,348)	(173,753)	(442,138)
Change in Class B Shares	(61,866)	(109,202)	(116,658)	(232,170)

Class C Shares:
Issued	7,331	23,588	46,043	80,512
Reinvested	—	556	4,545	14,967
Redeemed	(26,035)	(48,318)	(91,454)	(160,924)
Change in Class C Shares	(18,704)	(24,174)	(40,866)	(65,445)

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$380,931	$927,899	$179,177	$436,646
Net realized gains (losses) from investments	803,451	1,043,026	291,433	130,546
Change in unrealized appreciation/depreciation on investments	2,237,266	1,583,173	753,227	1,028,581
Change in net assets resulting from operations	3,421,648	3,554,098	1,223,837	1,595,773

Dividends:
Net investment income:
Class A Shares	(319,656)	(657,742)	(136,091)	(283,394)
Class B Shares	(171,165)	(398,779)	(111,154)	(215,487)
Class C Shares	(33,140)	(78,368)	(30,530)	(57,748)
Change in net assets resulting from shareholder dividends	(523,961)	(1,134,889)	(277,775)	(556,629)
Change in net assets resulting from capital transactions	(2,560,572)	(4,201,200)	(466,757)	1,174,324
Change in net assets	337,115	(1,781,991)	479,305	2,213,468

Net Assets:
Beginning of period	46,118,380	47,900,371	22,640,382	20,426,914
End of period	$46,455,495	$46,118,380	$23,119,687	$22,640,382
Accumulated net investment income (loss)	$(99,724)	$43,306	$(81,817)	$16,781

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the six	For the	For the six	For the
	months ended	year ended	months ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,043,892	$5,814,895	$888,264	$2,466,524
Dividends reinvested	312,169	648,574	127,433	267,600
Value of shares redeemed	(3,612,898)	(6,285,101)	(1,399,103)	(2,212,701)
Class A Shares capital transactions	(1,256,837)	178,368	(383,406)	521,423

Class B Shares:
Proceeds from shares issued	703,302	1,837,722	814,709	1,972,436
Dividends reinvested	168,030	392,486	106,246	204,146
Value of shares redeemed	(2,223,126)	(5,898,444)	(900,753)	(1,807,237)
Class B Shares capital transactions	(1,351,794)	(3,668,236)	20,202	369,345

Class C Shares:
Proceeds from shares issued	635,914	682,092	445,659	1,056,887
Dividends reinvested	31,954	77,318	29,488	54,627
Value of shares redeemed	(619,809)	(1,470,742)	(578,700)	(827,958)
Class C Shares capital transactions	48,059	(711,332)	(103,553)	283,556
Change in net assets resulting from capital transactions	$(2,560,572)	$(4,201,200)	$(466,757)	$1,174,324

SHARE TRANSACTIONS:
Class A Shares:
Issued	166,844	505,703	76,279	223,077
Reinvested	25,917	58,105	11,069	24,607
Redeemed	(295,634)	(546,616)	(120,127)	(198,821)
Change in Class A Shares	(102,873)	17,192	(32,779)	48,863

Class B Shares:
Issued	57,198	160,345	70,784	180,184
Reinvested	13,991	35,603	9,344	19,128
Redeemed	(181,872)	(514,301)	(78,451)	(164,720)
Change in Class B Shares	(110,683)	(318,353)	1,677	34,592

Class C Shares:
Issued	52,769	61,003	37,428	93,307
Reinvested	2,736	7,205	2,520	4,973
Redeemed	(52,130)	(131,493)	(48,981)	(73,251)
Change in Class C Shares	3,375	(63,285)	(9,033)	25,029

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the six	For the
	months ended	period ended
	April 30,	October 31,
	2013	2012(a)
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$8,333	$3,609
Net realized gains (losses) from investment transactions	21,484	2,837
Change in unrealized appreciation/depreciation from investments and foreign currencies	10,822	18,051
Change in net assets resulting from operations	40,639	24,497

Dividends:
Net investment income:
Class A Shares	(8,449)	(1,852)
Class B Shares	(7,939)	(687)
Class C Shares	(5,735)	(536)

Net realized gains:
Class A Shares	(1,059)	—
Class B Shares	(1,181)	—
Class C Shares	(842)	—
Change in net assets resulting from shareholder dividends	(25,205)	(3,075)
Change in net assets resulting from capital transactions	171,854	895,462
Change in net assets	187,288	916,884

Net Assets:
Beginning of period	916,884	—
End of period	$1,104,172	$916,884
Accumulated net investment income (loss)	$(5,869)	$7,921
____________________

(a)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the six	For the
	months ended	period ended
	April 30,	October 31,
	2013	2012(a)
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$71,314	$429,058
Dividends reinvested	9,484	1,851
Value of shares redeemed	(121,359)	(103,668)
Class A Shares capital transactions	(40,561)	327,241

Class B Shares:
Proceeds from shares issued	38,920	349,020
Dividends reinvested	8,332	644
Value of shares redeemed	(16,068)	(7,223)
Class B Shares capital transactions	31,184	342,441

Class C Shares:
Proceeds from shares issued	204,976	226,393
Dividends reinvested	6,454	536
Value of shares redeemed	(30,199)	(1,149)
Class C Shares capital transactions	181,231	225,780
Change in net assets resulting from capital transactions	$171,854	$895,462

SHARE TRANSACTIONS:
Class A Shares:
Issued	6,900	42,276
Reinvested	920	179
Redeemed	(11,605)	(10,138)
Change in Class A Shares	(3,785)	32,317

Class B Shares:
Issued	3,743	34,074
Reinvested	811	62
Redeemed	(1,544)	(701)
Change in Class B Shares	3,010	33,435

Class C Shares:
Issued	19,772	22,294
Reinvested	628	52
Redeemed	(2,901)	(114)
Change in Class C Shares	17,499	22,232
____________________

(a)	Commenced operations on March 20, 2012.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplemental Data
															Ratios of
													Ratio of Net		Expenses
			Net										Investment		to Average
			Realized and			Net						Ratio of Net	Income		Net Assets
	Net Asset	Net	Unrealized			Realized					Net Assets	Expenses	(Loss) to		(Excluding
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End	to Average	Average		Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		of Period	Net Assets	Net Assets		Reductions)	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000's)	(c)	(c)		(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	$8.62	(40.92	)%(e)	$4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20	18.33	%(f)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03	17.94	%(g)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(h)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
Six Months Ended
April 30, 2013 (Unaudited)	12.77	0.06	1.55	1.61	(0.04)	—	(0.04)	14.34	12.64%		10,993	1.48%	0.87%		1.48%	13	%(k)
CLASS B SHARES
Year Ended October 31, 2008	$15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	$8.39	(41.36	)%(e)	$3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86	17.52	%(f)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(g)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (i)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(h)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
Six Months Ended
April 30, 2013 (Unaudited)	12.22	0.01	1.48	1.49	—	—	—	13.71	12.19%		5,740	2.23%	0.11%		2.23%	13	%(k)
CLASS C SHARES
Year Ended October 31, 2008	$15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	$8.39	(41.32	)%(e)	$319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85	17.40	%(f)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06	%(g)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (i)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(h)	1,884	2.25%	—	%(j)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%
Six Months Ended
April 30, 2013 (Unaudited)	12.17	0.01	1.48	1.49	—	—	—	13.66	12.24%		1,667	2.23%	0.16%		2.23%	13	%(k)

*

The per share amounts and percentages reflected include the income and expense allocations from the applicable HSBC Portfolios but do not include the estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Portfolios.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	Rounds to less than $0.01 or $(0.01).
(j)	Rounds to less than 0.005% or (0.005)%.
(k)	During the six months ended April 30, 2013, the Fund’s investment strategy of investing in HSBC Portfolios and other investment companies was stabilized as compared to prior periods resulting in a lower portfolio turnover rate.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	$8.81	(36.43	)%(e)	$13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34	18.66	%(f)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09	17.79	%(g)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(h)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Six Months Ended
April 30, 2013 (Unaudited)	12.66	0.12	1.14	1.26	(0.23)	—	(0.23)	13.69	10.12%		29,598	1.02%	1.88%	1.02%	12	%(j)
CLASS B SHARES
Year Ended October 31, 2008	$14.67	0.03	(5.20)	(5.17)	— (i)	(0.74)	(0.74)	$8.76	(36.95	)%(e)	$9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31	17.80	%(f)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(g)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(h)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Six Months Ended
April 30, 2013 (Unaudited)	12.60	0.07	1.14	1.21	(0.13)	—	(0.13)	13.68	9.68%		16,651	1.78%	1.13%	1.78%	12	%(j)
CLASS C SHARES
Year Ended October 31, 2008	$14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	$8.80	(36.94	)%(e)	$937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35	17.81	%(f)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(g)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(h)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Six Months Ended
April 30, 2013 (Unaudited)	12.62	0.07	1.14	1.21	(0.13)	—	(0.13)	13.70	9.67%		5,855	1.78%	1.13%	1.78%	12	%(j)

*

The per share amounts and percentages reflected include the income and expense allocations from the applicable HSBC Portfolios but do not include the estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Portfolios.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2008, certain HSBC Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	Rounds to less than $0.01 or $(0.01).
(j)	During the six months ended April 30, 2013, the Fund’s investment strategy of investing in HSBC Portfolios and other investment companies was stabilized as compared to prior periods resulting in a lower portfolio turnover rate.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends							Ratios/Supplementary Data
															Ratios of
															Expenses
			Net											Ratio of Net	to Average
			Realized and			Net							Ratio of Net	Investment	Net Assets
	Net Asset	Net	Unrealized			Realized						Net Assets	Expenses	Income to	(Excluding
	Value,	Investment	Gains	Total from	Net	Gains from	Return		Net Asset			at End of	to Average	Average	Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total		Period	Net Assets	Net Assets	Reductions)	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(b)		(000’s)	(c)	(c)	(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	$8.69	(30.65	)%(e)	$14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09	17.75	%(f)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48	16.39	%(g)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29	2.19	%(h)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Six Months Ended
April 30, 2013 (Unaudited)	11.88	0.12	0.82	0.94	(0.16)	—	—	(0.16)	12.66	7.94%		25,518	1.05%	2.01%	1.05%	10	%(i)
CLASS B SHARES
Year Ended October 31, 2008	$13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	$8.69	(31.17	)%(e)	$12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08	16.82	%(f)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46	15.61	%(g)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28	1.51	%(h)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Six Months Ended
April 30, 2013 (Unaudited)	11.87	0.08	0.81	0.89	(0.12)	—	—	(0.12)	12.64	7.54%		17,354	1.80%	1.27%	1.80%	10	%(i)
CLASS C SHARES
Year Ended October 31, 2008	$12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	$8.49	(31.09	)%(e)	$1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84	16.75	%(f)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18	15.55	%(g)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98	1.42	%(h)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Six Months Ended
April 30, 2013 (Unaudited)	11.55	0.07	0.79	0.86	(0.12)	—	—	(0.12)	12.29	7.50%		3,584	1.80%	1.25%	1.80%	10	%(i)

*

The per share amounts and percentages reflected include the income and expense allocations from the applicable HSBC Portfolios but do not include the estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Portfolios.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2008, certain HSBC Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the six months ended April 30, 2013, the Fund’s investment strategy of investing in HSBC Portfolios and other investment companies was stabilized as compared to prior periods resulting in a lower portfolio turnover rate.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	$8.84	(23.17	)%(e)	$4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01	14.95	%(f)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15	13.86	%(g)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(h)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Six Months Ended
April 30, 2013 (Unaudited)	11.47	0.12	0.54	0.66	(0.16)	—	(0.16)	11.97	5.80%		9,970	1.21%	2.02%	1.21%	14	%(i)
CLASS B SHARES
Year Ended October 31, 2008	$11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	$8.76	(23.76)	%(e)	$4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91	14.05	%(f)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(g)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(h)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Six Months Ended
April 30, 2013 (Unaudited)	11.33	0.07	0.53	0.60	(0.13)	—	(0.13)	11.80	5.34%		10,239	1.96%	1.27%	1.96%	14	%(i)
CLASS C SHARES
Year Ended October 31, 2008	$12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	$9.00	(23.73	)%(e)	$430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18	13.97	%(f)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(g)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(h)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Six Months Ended
April 30, 2013 (Unaudited)	11.66	0.07	0.55	0.62	(0.13)	—	(0.13)	12.15	5.35%		2,910	1.96%	1.26%	1.96%	14	%(i)

*

The per share amounts and percentages reflected include the income and expense allocations from the applicable HSBC Portfolios but do not include the estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Portfolios.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	During the year ended October 31, 2008, certain HSBC Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the six months ended April 30, 2013, the Fund’s investment strategy of investing in HSBC Portfolios and other investment companies was stabilized as compared to prior periods resulting in a lower portfolio turnover rate.

36 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets (d)	Ratio of Net Investment to Average Net Assets (d)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Period Ended October 31, 2012(f)	$10.00	0.10	0.40	0.50	(0.07)	—	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Six Months Ended April 30, 2013
(Unaudited)	10.43	0.11	0.31	0.42	(0.26)	(0.03)	(0.29)	10.56	4.10%	301	1.50%	2.08%	12.13%	26%
CLASS B SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.52%	$348	2.25%	0.89%	26.84%	31%
Six Months Ended April 30, 2013
(Unaudited)	10.41	0.07	0.31	0.38	(0.22)	(0.03)	(0.25)	10.54	3.72%	384	2.25%	1.40%	12.95%	26%
CLASS C SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.47%	$232	2.25%	0.90%	27.00%	31%
Six Months Ended April 30, 2013
(Unaudited)	10.41	0.07	0.31	0.38	(0.22)	(0.03)	(0.25)	10.54	3.74%	419	2.25%	1.34%	12.70%	26%

*	The expense ratios reflected do not include the estimated indirect expenses attributable to the Fund’s investments in investment companies.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(f)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Fund Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following 5 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (collectively the “World Selection Feeder Funds”), currently invest in the HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds.

	Proportionate	Proportionate
	Ownership	Ownership
	Interest in Growth Portfolio	Interest in Opportunity Portfolio
Fund	on April 30, 2013(%)	on April 30, 2013(%)
Aggressive Strategy Fund	2.2	0.4
Balanced Strategy Fund	4.6	0.9
Moderate Strategy Fund	2.8	0.6
Conservative Strategy Fund	0.9	0.2

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Income Strategy Fund has a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses and unrealized/ realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the period ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Companies	326,350	—	—	326,350
Affiliated Portfolios(a)	—	2,648,366	—	2,648,366
Unaffiliated Investment Companies	8,824,697	—	—	8,824,697
Exchange Traded Funds	6,624,656	—	—	6,624,656
Total Investment Companies	15,775,703	2,648,366	—	18,424,069

Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,466,486	—	—	5,466,486
Affiliated Portfolios(a)	—	5,603,582	—	5,603,582
Unaffiliated Investment Companies	26,541,387	—	—	26,541,387
Exchange Traded Funds	14,685,192	—	—	14,685,192
Total Investment Companies	46,693,065	5,603,582	—	52,296,647

Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,819,594	—	—	5,819,594
Affiliated Portfolios(a)	—	3,465,336	—	3,465,336
Unaffiliated Investment Companies	27,140,996	—	—	27,140,996
Exchange Traded Funds	10,159,151	—	—	10,159,151
Total Investment Companies	43,119,741	3,465,336	—	46,585,077

Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	3,048,690			3,048,690
Affiliated Portfolios(a)	—	1,075,427	—	1,075,427
Unaffiliated Investment Companies	15,533,888		—	15,533,888
Exchange Traded Funds	3,535,539		—	3,535,539
Total Investment Companies	22,118,117	1,075,427	—	23,193,544

Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	111,694	—	—	111,694
Unaffiliated Investment Companies	956,157	—	—	956,157
Exchange Traded Funds	15,999	—	—	15,999
Total Investment Companies	1,083,850	—	—	1,083,850
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $ 50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the period ended April 30, 2013, Foreside, as Distributor, also received $126,262, $85,049, and $21,867 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $0, $0, and $ 0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2014 the total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expense and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)*	2015($)*	2014($)*	2013($)*	Total($)
Aggressive Strategy Fund	—	27,768	19,298	56,869	103,935
Income Strategy Fund	54,563	77,417	N/A	N/A	131,980
____________________

*       The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Affiliated Transactions:

     A summary of each Fund’s investment in affiliated investment companies (excluding investments in the Affiliated Portfolios) for the period ended April 30, 2013 is as follows:

					Change in
				Net Capital	Unrealized
	Market Value	Purchases	Proceeds	and Realized	Appreciation	Market Value	Dividend
	10/31/2012	at Cost	from Sales	Gain (Loss)	(Depreciation)	4/30/2013	Income
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	$13,222	$257,709	$(263,524)	$—	$—	$7,407	$8
HSBC Emerging Markets Debt Fund - Class I	126,737	5,551	(4,308)	75	3,888	131,943	3,156
HSBC Emerging Markets Local Debt Fund - Class I	177,882	9,116	(8,436)	714	7,724	187,000	1,632
Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	7,556	1,094,959	(588,437)	—	—	514,078	154
HSBC Emerging Markets Debt Fund - Class I	3,360,039	296,359	(645,092)	70,157	27,992	3,109,455	77,735
HSBC Emerging Markets Local Debt Fund - Class I	1,855,546	105,364	(192,867)	16,310	58,600	1,842,953	16,530
Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	444,668	986,206	(657,200)	—	—	773,674	321
HSBC Emerging Markets Debt Fund - Class I	3,137,780	167,295	(459,910)	95,810	(3,469)	2,937,506	72,419
HSBC Emerging Markets Local Debt Fund - Class I	2,064,417	153,846	(195,742)	17,041	68,852	2,108,414	18,556
Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	251,847	754,947	(436,787)	—	—	570,007	153
HSBC Emerging Markets Debt Fund - Class I	1,427,385	107,987	(251,612)	28,089	15,050	1,326,899	32,891
HSBC Emerging Markets Local Debt Fund - Class I	1,138,041	56,059	(94,650)	7,890	44,444	1,151,784	10,283
Income Strategy Fund
HSBC Prime Money Market Fund - Class I	13,077	145,320	(142,880)	—	—	15,517	10
HSBC Emerging Markets Debt Fund - Class I	37,955	11,614	(9,122)	492	(1,034)	39,905	984
HSBC Emerging Markets Local Debt Fund - Class I	47,112	17,648	(10,277)	693	1,096	56,272	479
44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2013 were as follows:

Fund	Purchases($)	Sales($)
Aggressive Strategy Fund	1,356,079	2,444,004
Balanced Strategy Fund	4,148,176	8,379,688
Moderate Strategy Fund	3,471,715	5,913,399
Conservative Strategy Fund	2,717,151	3,114,425
Income Strategy Fund	452,822	253,939

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Aggressive Strategy Fund	730,426	2,328,590
Balanced Strategy Fund	2,206,096	7,548,195
Moderate Strategy Fund	1,621,841	5,045,372
Conservative Strategy Fund	1,812,019	2,824,444

6. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	14,073,979	1,772,813	(71,089)	1,701,724
Balanced Strategy Fund	42,928,051	4,541,882	(776,868)	3,765,014
Moderate Strategy Fund	40,283,891	3,537,698	(701,848)	2,835,850
Conservative Strategy Fund	20,835,564	1,516,884	(234,331)	1,282,553
Income Strategy Fund	1,055,212	30,901	(2,263)	28,638

     The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2012, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Paid($)(1)
Aggressive Strategy Fund	92,405	—	92,405	92,405
Balanced Strategy Fund	1,541,114	—	1,541,114	1,541,114
Moderate Strategy Fund	1,134,889	—	1,134,889	1,134,889
Conservative Strategy Fund	556,629	—	556,629	556,629
Income Strategy Fund	2,407	—	2,407	2,407

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements — as of April 30, 2013 (Unaudited) (continued)

     As of the latest tax year ended October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed Ordinary Income($)	Undistributed Tax Exempt Income($)	Undistributed Long Term Capital Gains($)	Accumulated Earnings($)	Distributions Payable($)	Accumulated Capital and Other Losses($)	Unrealized Appreciation/ (Depreciation)($)(2)	Total Accumulated Earnings/ (Deficit)($)
Aggressive Strategy Fund	—	—	—	—	—	(354,485)	839,379	484,894
Balanced Strategy Fund	320,044	—	—	320,044	—	(265,735)	1,994,934	2,049,243
Moderate Strategy Fund	43,008	—	—	43,008	—	(472,739)	1,653,973	1,224,242
Conservative Strategy Fund	16,694	—	—	16,694	—	(126,294)	916,392	806,792
Income Strategy Fund	11,671	—	—	11,671	(668)	—	17,806	28,809
____________________

(2)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

     As of the latest tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. As a result of the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

     CLCFs subject to expiration:

Fund	Short Term Amount($)	Expires
Aggressive Strategy Fund	290,416	2017
Balanced Strategy Fund	265,735	2017
Moderate Strategy Fund	472,739	2017
Conservative Strategy Fund	18,849	2017

     CLCFs not subject to expiration:

Fund	Short Term Amount($)	Long Term Amount($)	Total($)
Conservative Strategy Fund	32,459	74,986	107,445

     During the latest tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Aggressive Strategy Fund	88,538
Balanced Strategy Fund	641,948
Moderate Strategy Fund	236,751

46 HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end October 31, 2013.

Late Year Ordinary Losses
Aggressive Strategy Fund	$64,069

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS 47

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

48 HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

HSBC WORLD SELECTION FUNDS 49

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are in-line with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

50 HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 - 4/30/13	Annualized Expense Ratio During Period 11/1/12 - 4/30/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,126.40	$7.80	1.48%
	Class B Shares	1,000.00	1,121.90	11.73	2.23%
	Class C Shares	1,000.00	1,122.40	11.74	2.23%
Balanced Strategy Fund	Class A Shares	1,000.00	1,101.20	5.31	1.02%
	Class B Shares	1,000.00	1,096.80	9.25	1.78%
	Class C Shares	1,000.00	1,096.70	9.25	1.78%
Moderate Strategy Fund	Class A Shares	1,000.00	1,079.40	5.41	1.05%
	Class B Shares	1,000.00	1,075.40	9.26	1.80%
	Class C Shares	1,000.00	1,075.00	9.26	1.80%
Conservative Strategy Fund	Class A Shares	1,000.00	1,058.00	6.17	1.21%
	Class B Shares	1,000.00	1,053.40	9.98	1.96%
	Class C Shares	1,000.00	1,053.50	9.98	1.96%
Income Strategy Fund	Class A Shares	1,000.00	1,041.00	7.59	1.50%
	Class B Shares	1,000.00	1,037.20	11.37	2.25%
	Class C Shares	1,000.00	1,037.40	11.37	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS 51

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 - 4/30/13	Annualized Expense Ratio During Period 11/1/12 - 4/30/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.46	$7.40	1.48%
	Class B Shares	1,000.00	1,013.74	11.13	2.23%
	Class C Shares	1,000.00	1,013.74	11.13	2.23%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.74	5.11	1.02%
	Class B Shares	1,000.00	1,015.97	8.90	1.78%
	Class C Shares	1,000.00	1,015.97	8.90	1.78%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.59	5.26	1.05%
	Class B Shares	1,000.00	1,015.87	9.00	1.80%
	Class C Shares	1,000.00	1,015.87	9.00	1.80%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.79	6.06	1.21%
	Class B Shares	1,000.00	1,015.08	9.79	1.96%
	Class C Shares	1,000.00	1,015.08	9.79	1.96%
Income Strategy Fund	Class A Shares	1,000.00	1,017.36	7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

52 HSBC WORLD SELECTION FUNDS

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 97.6%

	Shares	Value ($)
Aerospace & Defense – 3.2%
Precision Castparts Corp.	7,200	1,377,288
United Technologies Corp.	15,400	1,405,866
		2,783,154
Air Freight & Logistics – 1.0%
FedEx Corp.	8,700	817,887
Airlines – 0.8%
Delta Air Lines, Inc. (a)	40,700	697,598
Auto Components – 1.2%
BorgWarner, Inc. (a)	13,100	1,024,027
Biotechnology – 9.4%
Alexion Pharmaceuticals, Inc. (a)	8,800	862,400
Amgen, Inc.	13,200	1,375,572
Biogen Idec, Inc. (a)	10,200	2,233,086
Celgene Corp. (a)	15,900	1,877,313
Gilead Sciences, Inc. (a)	33,700	1,706,568
		8,054,939
Capital Markets – 2.7%
BlackRock, Inc.	3,500	932,750
Franklin Resources, Inc.	9,200	1,422,872
		2,355,622
Chemicals – 4.6%
Ecolab, Inc.	15,200	1,286,224
Monsanto Co.	24,599	2,627,665
		3,913,889
Commercial Banks – 1.0%
Wells Fargo & Co.	22,900	869,742
Communications Equipment – 1.8%
Qualcomm, Inc.	24,700	1,522,014
Computers & Peripherals – 4.1%
Apple, Inc.	7,850	3,475,587
Energy Equipment & Services – 1.0%
FMC Technologies, Inc. (a)	15,600	847,080
Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	7,800	845,754
CVS Caremark Corp.	20,700	1,204,326
Whole Foods Market, Inc.	4,400	388,608
		2,438,688
Health Care Equipment & Supplies – 1.0%
Intuitive Surgical, Inc. (a)	1,690	831,970
Health Care Providers & Services – 2.8%
Express Scripts Holding Co. (a)	18,350	1,089,440
UnitedHealth Group, Inc.	22,100	1,324,453
		2,413,893
Health Care Technology – 1.1%
Cerner Corp. (a)	9,800	948,346
Hotels, Restaurants & Leisure – 3.2%
Las Vegas Sands Corp.	15,300	860,625
Starbucks Corp.	22,100	1,344,564
Yum! Brands, Inc.	7,900	538,148
		2,743,337
Household Durables – 0.9%
Lennar Corp., Class A	18,600	766,692
Internet & Catalog Retail – 5.3%
Amazon.com, Inc. (a)	8,975	2,277,945
Priceline.com, Inc. (a)	3,220	2,241,088
		4,519,033
Internet Software & Services – 8.2%
eBay, Inc. (a)	28,900	1,514,071
Equinix, Inc. (a)	2,695	577,000
Facebook, Inc., Class A(a)	47,100	1,307,496
Google, Inc., Class A(a)	4,055	3,343,631
LinkedIn Corp., Class A(a)	1,300	249,717
		6,991,915
IT Services – 6.5%
International Business Machines Corp.	6,600	1,336,764
MasterCard, Inc., Class A	2,095	1,158,388
Visa, Inc., Class A	18,100	3,049,126
		5,544,278
Machinery – 3.0%
Danaher Corp.	42,700	2,602,138
Media – 4.6%
CBS Corp., Class B	22,100	1,011,738
News Corp., Class A	33,000	1,022,010
Sirius XM Radio, Inc.	314,800	1,023,100
The Walt Disney Co.	13,600	854,624
		3,911,472
Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	11,900	809,795
Range Resources Corp.	2,200	161,744
Valero Energy Corp.	18,100	729,792
		1,701,331
Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	12,200	846,070
Pharmaceuticals – 4.9%
Abbott Laboratories	23,000	849,160
Allergan, Inc.	7,200	817,560
GlaxoSmithKline plc ADR	17,600	908,864
Sanofi ADR	16,900	901,615
Zoetis, Inc.	22,200	733,044
		4,210,243

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	14,900	1,251,451
Road & Rail – 4.1%
Union Pacific Corp.	24,000	3,551,040
Semiconductors & Semiconductor Equipment – 1.0%
NXP Semiconductors NV (a)	32,700	900,885
Software – 2.0%
Salesforce.com, Inc. (a)	40,800	1,677,288
Specialty Retail – 6.3%
Best Buy Co., Inc.	33,400	868,066
Dollar General Corp. (a)	25,500	1,328,295
Ross Stores, Inc.	14,200	938,194
The Home Depot, Inc.	18,100	1,327,635
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	10,800	946,620
		5,408,810
Textiles, Apparel & Luxury Goods – 2.0%
Lululemon Athletica, Inc. (a)	6,900	525,297
Ralph Lauren Corp.	6,700	1,216,586
		1,741,883
Trading Companies & Distributors – 1.2%
W. W. Grainger, Inc.	4,100	1,010,527
Wireless Telecommunication Services – 1.4%
SBA Communications Corp., Class A(a)	15,200	1,200,648
TOTAL COMMON STOCKS
(COST $64,674,511)		83,573,477

Investment Company – 1.4%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,191,636	1,191,636
TOTAL INVESTMENT COMPANY
(COST $1,191,636)		1,191,636
TOTAL INVESTMENT SECURITIES
(COST $65,866,147) — 99.0%		84,765,113
____________________

Percentages indicated are based on net assets of $85,638,195.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

ADR American Depositary Receipt

54 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 96.8%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	42,850	2,688,409
TransDigm Group, Inc.	23,290	3,418,972
		6,107,381
Biotechnology – 3.4%
Alkermes plc (a)	113,930	3,487,397
Cubist Pharmaceuticals, Inc. (a)	58,150	2,670,248
		6,157,645
Building Products – 0.6%
Owens Corning, Inc. (a)	25,900	1,089,354
Capital Markets – 3.4%
Lazard Ltd., Class A	93,600	3,173,040
Raymond James Financial, Inc.	70,890	2,936,264
		6,109,304
Chemicals – 6.6%
Axiall Corp.	34,580	1,813,721
Celanese Corp., Series A	36,730	1,814,829
Cytec Industries, Inc.	32,320	2,354,835
Huntsman Corp.	70,580	1,331,139
Rockwood Holdings, Inc.	31,310	2,031,706
The Scotts Mircale-Gro Co.	58,470	2,651,615
		11,997,845
Commercial Banks – 3.0%
Comerica, Inc.	77,110	2,795,238
First Horizon National Corp.	1	10
First Republic Bank	68,050	2,584,539
		5,379,787
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	75,775	2,875,661
Communications Equipment – 0.7%
Riverbed Technology, Inc. (a)	84,180	1,250,915
Construction Materials – 0.8%
Martin Marietta Materials, Inc.	13,675	1,381,038
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	77,150	3,292,762
Packaging Corp. of America	49,240	2,341,854
		5,634,616
Distributors – 0.7%
LKQ Corp. (a)	55,750	1,342,460
Diversified Consumer Services – 1.6%
Service Corp. International	171,810	2,900,153
Electrical Equipment – 2.0%
Hubbell, Inc., Class B	38,130	3,658,955
Energy Equipment & Services – 2.6%
McDermott International, Inc. (a)	167,820	1,792,318
Rowan Cos. plc, Class A(a)	91,680	2,982,350
		4,774,668
Health Care Equipment & Supplies – 4.1%
ArthroCare Corp. (a)	36,600	1,268,190
Conceptus, Inc. (a)	61,060	1,893,471
DENTSPLY International, Inc.	63,130	2,673,555
Volcano Corp. (a)	80,760	1,638,620
		7,473,836
Health Care Providers & Services – 1.0%
Community Health Systems, Inc.	40,050	1,825,079
Hotels, Restaurants & Leisure – 0.5%
Arcos Dorados Holdings, Inc., Class A	61,940	843,623
Household Durables – 3.2%
Harman International Industries, Inc.	31,450	1,406,130
Jarden Corp. (a)	63,945	2,878,164
NVR, Inc. (a)	1,458	1,501,740
		5,786,034
Insurance – 2.5%
Everest Re Group Ltd.	23,325	3,148,642
Genworth Financial, Inc., Class A(a)	138,380	1,387,951
		4,536,593
IT Services – 6.7%
Alliance Data Systems Corp. (a)	29,350	5,041,450
FleetCor Technologies, Inc. (a)	43,050	3,310,545
Genpact Ltd.	104,510	1,943,886
Total System Services, Inc.	73,260	1,730,401
		12,026,282
Life Sciences Tools & Services – 3.2%
Covance, Inc. (a)	26,050	1,942,288
Mettler-Toledo International, Inc. (a)	18,290	3,821,878
		5,764,166
Machinery – 2.8%
IDEX Corp.	54,860	2,854,366
The Timken Co.	40,650	2,136,970
		4,991,336
Media – 0.8%
Manchester United plc, Class A(a)	77,370	1,391,113
Oil, Gas & Consumable Fuels – 6.1%
CONSOL Energy, Inc.	52,100	1,752,644
Denbury Resources, Inc. (a)	154,010	2,755,239
Tesoro Corp.	121,220	6,473,148
		10,981,031
Professional Services – 1.4%
IHS, Inc., Class A(a)	26,215	2,554,127
Real Estate Management & Development – 1.5%
Jones Lang LaSalle, Inc.	27,380	2,711,168
Road & Rail – 2.3%
Hertz Global Holdings, Inc. (a)	66,270	1,595,782
Landstar System, Inc.	48,170	2,632,972
		4,228,754

See notes to financial statements.	HSBC PORTFOLIOS 55

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.6%
Avago Technologies Ltd.	49,870	1,593,845
Lam Research Corp. (a)	42,430	1,961,115
NXP Semiconductors NV (a)	81,090	2,234,030
Skyworks Solutions, Inc. (a)	111,520	2,461,246
		8,250,236
Software – 7.6%
Autodesk, Inc. (a)	69,870	2,751,481
Concur Technologies, Inc. (a)	26,720	1,953,499
Fortinet, Inc. (a)	121,710	2,185,912
Informatica Corp. (a)	53,360	1,757,145
Nuance Communications, Inc. (a)	167,040	3,180,441
QLIK Technologies, Inc. (a)	72,230	1,878,702
		13,707,180
Specialty Retail – 10.8%
American Eagle Outfitters, Inc.	58,890	1,145,410
Best Buy Co., Inc.	108,110	2,809,779
Foot Locker, Inc.	85,810	2,992,195
GNC Holdings, Inc., Class A	27,930	1,266,067
Signet Jewelers Ltd.	41,120	2,826,178
Tractor Supply Co.	16,090	1,724,365
Urban Outfitters, Inc. (a)	75,990	3,149,025
Williams-Sonoma, Inc.	66,444	3,566,714
		19,479,733
Trading Companies & Distributors – 3.7%
Beacon Roofing Supply, Inc. (a)	55,250	2,106,683
United Rentals, Inc. (a)	34,760	1,828,724
WESCO International, Inc. (a)	37,760	2,707,014
		6,642,421
Wireless Telecommunication Services – 0.5%
SBA Communications Corp., Class A(a)	12,680	1,001,593
TOTAL COMMON STOCKS
(COST $138,214,772)		174,854,087

Investment Company – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	5,261,791	5,261,791
TOTAL INVESTMENT COMPANY
(COST $5,261,791)		5,261,791
TOTAL INVESTMENTS SECURITIES
(COST $143,476,563) — 99.7%		180,115,878
____________________

Percentages indicated are based on net assets of $180,574,563.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

56 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$84,765,113	$180,115,878
Dividends receivable	17,013	45,964
Receivable for investments sold	1,449,764	707,535
Prepaid expenses and other assets	—	21
Total Assets	86,231,890	180,869,398

Liabilities:
Payable for investments purchased	504,437	140,734
Accrued expenses and other liabilities:
Investment Management	40,095	116,352
Administration	2,206	4,601
Compliance Service	26	—
Accounting	3,532	3,441
Custodian	4,908	13,819
Trustee	29	246
Other	38,462	15,642
Total Liabilities	593,695	294,835

Applicable to investors’ beneficial interest	$85,638,195	$180,574,563
Total Investments, at cost	$65,866,147	$143,476,563

See notes to financial statements.	HSBC PORTFOLIOS 57

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$593,342	$732,883
Total Investment Income	593,342	732,883

Expenses:
Investment Management	234,683	666,664
Administration	13,029	26,586
Accounting	22,007	21,982
Compliance Service	342	454
Custodian	9,316	8,086
Printing	901	1,825
Professional	9,667	11,243
Trustee	889	1,476
Other	3,962	5,261
Total Expenses	294,796	743,577

Net Investment Income (Loss)	298,546	(10,694)

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	4,562,447	12,783,167
Change in unrealized appreciation/depreciation on investments	5,585,551	15,451,443

Net realized/unrealized gains from investments	10,147,998	28,234,610
Change In Net Assets Resulting From Operations	$10,446,544	$28,223,916

58 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$298,546	$116,496	$(10,694)	$224,890
Net realized gains (losses) from investments	4,562,447	12,654,581	12,783,167	8,826,465
Change in unrealized appreciation/depreciation
from investments	5,585,551	(6,525,872)	15,451,443	8,291,618
Change in net assets resulting from operations	10,446,544	6,245,205	28,223,916	17,342,973
Proceeds from contributions	3,212,686	10,142,030	13,052,219	15,884,698
Value of withdrawals	(7,039,369)	(42,657,788)	(10,760,097)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(3,826,683)	(32,515,758)	2,292,122	(8,608,850)
Change in net assets	6,619,861	(26,270,553)	30,516,038	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$85,638,195	$79,018,334	$180,574,563	$150,058,525

See notes to financial statements.	HSBC PORTFOLIOS 59

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratios/Supplementary Data
						Ratios of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return(a)		(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(c)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		79,018	0.71%	0.13%	0.71%	53%
Six Months Ended April 30, 2013 (Unaudited)	13.51%		85,638	0.72%	0.73%	0.72%	37%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		150,059	0.91%	0.15%	0.91%	59%
Six Months Ended April 30, 2013 (Unaudited)	18.33%		180,575	0.89%	(0.01)%	0.89%	38%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2008, Winslow Capital Management, LLC (formerly Winslow Capital Management, Inc.) reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

60 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

HSBC PORTFOLIOS 61

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

62 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For the year period April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Portfolios’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	83,573,477	—	—	83,573,477
Investment Company	1,191,636	—	—	1,191,636
Total Investment Securities	84,765,113	—	—	84,765,113

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	174,854,087	—	—	174,854,087
Investment Company	5,261,791	—	—	5,261,791
Total Investment Securities	180,115,878	—	—	180,115,878
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

HSBC PORTFOLIOS 63

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

64 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2013 were as follows:

Portfolio Name	Purchases ($)	Sales ($)
Growth Portfolio	29,565,645	32,051,024
Opportunity Portfolio	63,244,033	61,647,653

     For the period ended April 30, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,465,363	22,618,866	(319,116)	22,299,750
Opportunity Portfolio	143,728,751	39,548,076	(3,160,949)	36,387,127
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC PORTFOLIOS 65

HSBC PORTFOLIOS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

66 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

HSBC PORTFOLIOS 67

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are in-line with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

68 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Portfolio	$1,000.00	$1,135.10	$3.81	0.72%
Opportunity Portfolio	1,000.00	1,183.30	4.82	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12-4/30/13	11/1/12-4/30/13
Growth Portfolio	$1,000.00	$1,021.58	$3.67	0.72%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC PORTFOLIOS 69

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

70 HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-SAR-WS-0613	6/13

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2013

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Semi-Annual Report - April 30, 2013

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	12
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	23
Investment Adviser Contract Approval	31
Table of Shareholder Expenses	34

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	36
HSBC Opportunity Portfolio	38
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	43
Notes to Financial Statements	44
Investment Adviser Contract Approval	49
Table of Shareholder Expenses	52
Other Information	53

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 24, 2013

Fellow Shareholders:

The recently-concluded semi-annual period was a good one for the HSBC Equity Funds. The HSBC Opportunity Fund and HSBC Growth Fund outperformed the Lipper Mid-Cap Growth Funds Average and the Lipper Large-Cap Growth Funds Average, respectively, during the six months ended April 30, 2013.

More specific information about each fund’s performance appears in their respective Portfolio Reviews in the following pages of this report. These investment results were achieved in an environment marked by uncertainty about the economic and market outlook, including speculation about future Federal Reserve policy and its market effects. We have no crystal ball, but our portfolio managers generally view the outlook as mildly positive. Several factors contributed to this outlook, including:

  The slowly improving U.S. economic growth, with little signs of inflation, provides a positive backdrop for stocks.

  Any normalization of Federal Reserve policy, and an end to so-called “quantitative easing,” should boost interest rates and improve returns in our money market offerings.

  A global economic recovery carries positive implications for emerging and frontier debt and equity markets, which is important for our roster of emerging market products.

That said, past performance is no guarantee of future results. To that end, the board and HSBC Global Asset Management (USA) Inc. constantly monitor the funds’ investment results, meeting regularly with portfolio managers and effect management change when we think it to be in our shareholders’ best interests. When managers consistently under-perform, we monitor their performance more closely and add additional oversight and scrutiny.

The Securities and Exchange Commission recently released for comment a number of proposals relating to money market fund reform. These included a floating net asset value and/or liquidity fees and redemption gates for certain types of money market funds. We will continue to monitor these developments as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

The HSBC Funds lost a great friend and major contributor on April 28, 2013, when Larry Robbins, a trustee for 23 years and our chairman for eight years, succumbed to cancer, which he had fought with his usual grace and courage for almost five years. Larry resigned from the Board in December 2010, but remained an insightful counselor to me and a cheerleader to all of us. There’s no replacing a person like Larry.

His resignation did, however, open a vacancy on the Board, and this month we appointed Susan Gause to the board. The search was exhaustive and choosing among many attractive candidates wasn’t easy, we’re delighted to welcome Susan to the board. Susan has broad asset management experience having served as the CEO and CFO of a major asset management company and we believe that experience will serve HSBC Funds’ shareholders well.

Sincerely,

Michael Seely

Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4 HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds semi-annual report, covering the six-month fiscal period ended April 30, 2013. This report contains detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

HSBC FAMILY OF FUNDS 5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced moderate growth during the six-month period between November 1, 2012 and April 30, 2013. Many major economies produced disappointing economic data during much of the period. Consumer spending weakened and fiscal problems continued to plague the eurozone. However, U.S. equity markets made strong gains as the housing market showed significant improvement and consumer spending increased. Markets continued to benefit from the Federal Reserve Board’s decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

The period began with equities in the U.S. retreating somewhat from gains made in the previous quarter. This pullback was caused in part by renewed concerns about the eurozone debt crisis and the looming threat in the U.S. of the “fiscal cliff”—a collection of spending cuts and tax increases scheduled to take effect in January 2013. Markets both in the U.S. and abroad performed much stronger during the first quarter of 2013 due to improving circumstances in the eurozone and positive domestic economic data. Still, new signs of slowing economic growth—and concerns about political crises in Italy and Cyprus—contributed to higher volatility in the equity markets during the spring. Despite these issues, in addition to lingering weakness in the labor market, equity U.S. markets ended the period significantly higher than six months earlier.

The housing market was the area of the U.S. economy that showed the clearest signs of improvement. Data indicated that home prices were rising and sales were increasing. Home prices in February made their largest year-over-year gain since May 2006. These positive developments produced optimism that the market could finally be headed towards a full recovery from its 2008 collapse.

Another development that supported recent market gains was the European Central Bank’s efforts to reduce borrowing costs for peripheral European countries. These efforts included an aggressive government bond-buying program known as Outright Monetary Transactions. The formation of a governing political coalition in Italy also helped alleviate concerns about a political crisis in that country. Nonetheless, lingering sovereign debt and fiscal problems persist in Europe, and the continent remains in recession.

The unemployment rate continued to edge downward, but remained well above pre-recession levels. Real income and the consumer savings rate remained weak during the period, while consumer confidence declined slightly. Economic activity in the manufacturing sector expanded during each of the last five months of the period, though the rate of growth slowed.

Emerging markets as a whole performed poorly during the period, as the dollar gained strength and commodity prices fell. Economic data from China were mixed, though there were no signs that its economy was about to suffer the “hard landing” that some analyst had feared.

U.S. Gross Domestic Product1 (GDP) grew at a rate of 0.4% during the fourth quarter of 2012—the slowest rate since the first quarter of 2011. A preliminary estimate puts GDP growth during the first quarter of 2013 at 2.5%.

Market Review

The period began with a steep sell-off in U.S. markets that bottomed out in mid-November. Equities then reversed direction and began a strong rally that persisted through the duration of the period with only a few brief interruptions. Equities performed well despite investors’ concerns that the political deadlock over the fiscal cliff and the subsequent onset of automatic budget cuts—known as the sequester—would undermine economic growth. A political compromise that avoided the most dire consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the period, small- and mid-cap stocks outperformed large-cap stocks, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 16.58% and the MSCI Emerging Market Index1 returned 5.40%.

Stocks in developed economies rose. Japanese equities performed especially well due to optimism regarding its central bank’s efforts to revive its economy. European stocks made gains, but lagged well behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 14.42% for the six months through April 2013. That compared to a 17.18% return for the MSCI EAFE Index1 of international stocks in developed markets.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the higher yields offered by high-yield corporate bonds and high-yield municipal bonds, which were the best-performing fixed-income sectors during the quarter. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.90% for the six months through April, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 7.26%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period higher, though it performed poorly during the first quarter of 2013 following strong gains throughout 2012.

1	For additional information, please refer to the Glossary of Terms.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 13.19% (without sales charge) for the Class A Shares and 13.41% for the Class I Shares for the six-month period ended April 30, 2013. That compared to a 13.71% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 12.45% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The U.S. economy continued to expand throughout the six-month period. A round of budget cuts early in 2013 did not derail this expansion, and corporate profits continued to grow despite the slow nature of the economic recovery.

Equities performed well in that environment, which contributed to the Fund’s strong absolute return during the period. However, investors remained largely cautious about the state of the economic recovery, leading them to be more risk averse. As a result, growth stocks lagged both value stocks—which were among the period’s strongest performers—and the broader equity market as measured by the S&P 500 Index.1

The Fund benefited from an overweight position relative to its benchmark in the health care sector, which posted strong gains thanks to a strong pipeline of new biotechnology products and an improving job market that led to higher demand for health care services. Additionally, the Fund benefited from its exposure to two biopharmaceutical companies, which benefited from new drug approvals and the launch of two new HIV drugs, respectively.†

In addtion, stock selection in the materials and energy sectors helped the Fund’s relative performance. Among the Fund’s holdings in these sectors were an agricultural biotechnology company, which benefited from strong earnings growth, and an oil and natural gas producer, which benefited from strong production and low operating costs.†

The Fund’s relative returns suffered from an underweight position in the consumer staples sector, which performed well as investors favored more defensive stocks due to the slow economic recovery. Stock selection in both the consumer discretionary and telecommunications services sectors also hurt the Fund. In particular, shares of a large clothing retailer performed relatively poorly after earnings growth slowed during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[6]
		Six			Since
As of April 30, 2013	Inception Date	Months*	1 Year	5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	7.54	1.96	4.06	6.47		1.40	1.20
HSBC Growth Fund Class B2	5/7/04[5]	8.80	2.62	4.36	6.53		2.15	1.95
HSBC Growth Fund Class C3	5/7/04[5]	11.78	5.52	4.36	6.28		2.15	1.95
HSBC Growth Fund Class I	5/7/04[5]	13.41	7.61	5.41	7.34		1.15	0.95
Russell 1000® Growth Index[4]	—	13.71	12.60	6.66	6.79	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	12.45	9.28	4.32	5.72	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
7	Return for the period May 10, 2004 to April 30, 2013.
8	Return for the period April 30, 2004 to April 30, 2013.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2013, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 18.32% total return, and the Class A Shares of the Fund produced a 17.97% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 16.79% and 14.80%, respectively.

Portfolio Performance

Investors remained cautious about the slow pace of the economic recovery during the six-month period. Uncertainty about U.S. budget issues—including the fiscal cliff negotiations and the automatic budget cuts known as the sequester—weighed on investors’ willingness to take on risk. Nevertheless, those concerns did not prevent a strong, value-based rally in U.S. equities, which posted double-digit gains for the period as investors still found attractive opportunities in the markets.

The Fund benefited from this strong performance in the stock market. The Fund’s best performing sectors included materials, industrials, energy and consumer staples sectors. Even the Fund’s weakest performing sector, telecommunications services, generated double-digit gains during the period.†

The Fund’s outperformance of its benchmark was primarily driven by strong stock selection across five economic sectors—materials, industrials, energy, information technology and consumer staples. Among these holdings was a chemicals and building products manufacturer, which performed well after beating analysts’ earnings estimates. Meanwhile, the Fund benefited from its exposure to an oil and gas refiner that increased its dividend and engaged in an aggressive share repurchase effort following strong fourth quarter earnings.†

Additionally, the Fund benefited from an underweight position in gold mining companies as the precious metal experienced a significant price decline during the period.†

Individual holdings in the health care and consumer discretionary sectors hurt the Fund’s performance relative to its benchmark. In health care, the Fund did not have exposure to two biotechnology companies—a pharmaceutical products manufacturer and an antisense drug developer—that provided the benchmark with strong returns. In the consumer discretionary sector, the Fund missed out on strong performances by two online retailers, one offering travel-related reservations, and the other providing online movie subscriptions. In addition, the Fund was hurt by its exposure to retailers that specialize in women’s and children’s apparel, both of which performed poorly during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5]
		Six
As of April 30, 2013	Inception Date	Months*	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	12.11	10.76	6.38	12.19	2.20	1.65
HSBC Opportunity Fund Class B2	1/6/98	13.59	11.71	6.65	12.25	2.95	2.40
HSBC Opportunity Fund Class C3	11/4/98	16.65	14.82	6.68	11.94	2.95	2.40
HSBC Opportunity Fund Class I†	9/3/96	18.32	17.18	8.06	13.26	1.08	1.08
Russell 2500™ Growth Index[4]	—	16.79	15.08	7.83	11.30	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	14.80	10.51	5.39	9.63	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Portfolio Composition*
April 30, 2013 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	9.4
Internet Software & Services	8.2
Specialty Retail	6.4
Internet & Catalog Retail	5.3
IT Services	5.2
Pharmaceuticals	5.0
Chemicals	4.6
Media	4.6
Road & Rail	4.2
Computers & Peripherals	4.1
Aerospace & Defense	3.3
Hotels, Restaurants & Leisure	3.2
Machinery	3.1
Food & Staples Retailing	2.9
Health Care Providers & Services	2.8
Capital Markets	2.8
Textiles, Apparel & Luxury Goods	2.1
Oil, Gas & Consumable Fuels	2.0
Software	2.0
Communications Equipment	1.8
Real Estate Investment Trusts (REITs)	1.5
Wireless Telecommunication Services	1.4
Investment Companies	1.4
Business Services	1.4
Auto Components	1.2
Trading Companies & Distributors	1.2
Health Care Technology	1.1
Semiconductors & Semiconductor Equipment	1.1
Commercial Banks	1.0
Energy Equipment & Services	1.0
Personal Products	1.0
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	1.0
Household Durables	0.9
Airlines	0.8
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	10.8
Software	7.6
IT Services	6.7
Chemicals	6.7
Oil, Gas & Consumable Fuels	6.1
Semiconductors & Semiconductor Equipment	4.6
Health Care Equipment & Supplies	4.1
Trading Companies & Distributors	3.7
Biotechnology	3.4
Capital Markets	3.4
Aerospace & Defense	3.4
Household Durables	3.2
Life Sciences Tools & Services	3.2
Containers & Packaging	3.1
Commercial Banks	3.0
Investment Companies	2.9
Machinery	2.8
Energy Equipment & Services	2.7
Insurance	2.5
Road & Rail	2.3
Electrical Equipment	2.0
Diversified Consumer Services	1.6
Commercial Services & Supplies	1.6
Real Estate Management & Development	1.5
Professional Services	1.4
Health Care Providers & Services	1.0
Media	0.8
Construction Materials	0.8
Distributors	0.7
Communications Equipment	0.7
Building Products	0.6
Wireless Telecommunication Services	0.6
Hotels, Restaurants & Leisure	0.5
Total	100.0
____________________

*	Portfolio composition is subject to change.

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$76,632,152	$12,787,122	$164,000,774
Receivable for capital shares issued	921,778	2,782	753,752
Receivable from Investment Adviser	3,093	9,483	—
Prepaid expenses and other assets	17,023	8,644	10,854
Total Assets	77,574,046	12,808,031	164,765,380

Liabilities:
Payable for capital shares redeemed	610,151	26,401	255,330
Accrued expenses and other liabilities:
Administration	1,536	255	3,253
Distribution	676	771	—
Shareholder Servicing	3,142	4,133	—
Compliance Service	34	—	—
Accounting	1,913	1,525	701
Transfer Agent	—	4,413	—
Trustee	28	18	221
Other	26,506	8,242	51,032
Total Liabilities	643,986	45,758	310,537
Net Assets	$76,930,060	$12,762,273	$164,454,843

Composition of Net Assets:
Capital	54,644,579	9,248,545	120,704,714
Accumulated net investment loss	(17,058)	(93,042)	(56,906)
Accumulated net realized gains (losses) from investments	6,798,533	876,321	10,861,304
Unrealized appreciation/depreciation on investments	15,504,006	2,730,449	32,945,731
Net Assets	$76,930,060	$12,762,273	$164,454,843

Net Assets:
Class A Shares	$11,596,683	$11,467,631	$—
Class B Shares	524,338	480,060	—
Class C Shares	571,801	814,582	—
Class I Shares	64,237,238	—	164,454,843
	$76,930,060	$12,762,273	$164,454,843

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	623,037	1,019,193	—
Class B Shares	31,492	55,028	—
Class C Shares	34,112	90,938	—
Class I Shares	3,388,711	—	10,844,529

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$18.61	$11.25	$—
Class B Shares(a)	$16.65	$8.72	$—
Class C Shares(a)	$16.76	$8.96	$—
Class I Shares	$18.96	$—	$15.16
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$19.59	$11.84	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios (a)	$529,915	$52,871	$663,685
Expenses from Affiliated Portfolios (a)	(263,234)	(53,332)	(673,959)
Total Investment Income (Loss)	266,681	(461)	(10,274)

Expenses:
Administration:
Class A Shares	1,387	1,323	—
Class B Shares	71	59	—
Class C Shares	63	83	—
Class I Shares	7,420	—	18,541
Distribution:
Class B Shares	2,172	1,820	—
Class C Shares	1,930	2,509	—
Shareholder Servicing:
Class A Shares	13,930	12,851	—
Class B Shares	724	607	—
Class C Shares	643	829	—
Accounting	11,862	9,392	4,451
Compliance Service	318	42	552
Printing	2,000	216	6,433
Professional	9,257	8,217	10,542
Transfer Agent	44,490	26,578	29,213
Trustee	787	108	1,328
Registration fees	18,218	8,715	6,290
Other	1,635	776	7,713
Total expenses before fee reductions	116,907	74,125	85,063
Fees voluntarily reduced by Investment Adviser	—	(5,972)	—
Fees contractually reduced by Investment Adviser	(14,505)	(24,578)	—
Net Expenses	102,402	43,575	85,063

Net Investment Income (Loss)	164,279	(44,036)	(95,337)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities	3,426,350	980,809	11,422,797
Change in unrealized appreciation/depreciation on investments	5,627,016	1,022,714	14,180,526

Net realized/unrealized gains from investments	9,053,366	2,003,523	25,603,323
Change In Net Assets Resulting From Operations	$9,217,645	$1,959,487	$25,507,986
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$164,279	$(133,004)	$(44,036)	$(67,015)
Net realized gains (losses) from investments	3,426,350	8,364,394	980,809	786,559
Change in unrealized appreciation/depreciation
on investments	5,627,016	(3,332,031)	1,022,714	610,433
Change in net assets resulting from operations	9,217,645	4,899,359	1,959,487	1,329,977

Dividends:
Net investment income:
Class I Shares	(48,333)	—	—	—
Net realized gains:
Class A Shares	(789,480)	—	(613,652)	(1,598,939)
Class B Shares	(47,389)	—	(37,922)	(93,318)
Class C Shares	(38,688)	—	(41,508)	(76,609)
Class I Shares	(4,180,730)	—	—	—
Change in net assets resulting from shareholder dividends	(5,104,620)	—	(693,082)	(1,768,866)
Change in net assets resulting from capital transactions	2,471,314	(8,338,642)	247,222	(429,918)
Change in net assets	6,584,339	(3,439,283)	1,513,627	(868,807)

Net Assets:
Beginning of period	70,345,721	73,785,004	11,248,646	12,117,453
End of period	$76,930,060	$70,345,721	$12,762,273	$11,248,646
Accumulated net investment income (loss)	$(17,058)	$(133,004)	$(93,042)	$(49,006)

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$280,777	$871,476	$824,811	$772,149
Dividends reinvested	760,894	—	601,275	1,562,653
Value of shares redeemed	(1,397,247)	(5,909,138)	(1,324,944)	(2,900,653)
Class A Shares capital transactions	(355,576)	(5,037,662)	101,142	(565,851)

Class B Shares:
Proceeds from shares issued	18,251	111,305	13,115	69,230
Dividends reinvested	47,204	—	37,922	93,292
Value of shares redeemed	(185,404)	(516,256)	(113,890)	(160,269)
Class B Shares capital transactions	(119,949)	(404,951)	(62,853)	2,253

Class C Shares:
Proceeds from shares issued	44,139	261,486	189,961	112,981
Dividends reinvested	38,495	—	41,448	76,317
Value of shares redeemed	(16,738)	(42,587)	(22,476)	(55,618)
Class C Shares capital transactions	65,896	218,899	208,933	133,680

Class I Shares:
Proceeds from shares issued	6,825,834	17,658,774	—	—
Dividends reinvested	4,217,358	—	—	—
Value of shares redeemed	(8,162,249)	(20,773,702)	—	—
Class I Shares capital transactions	2,880,943	(3,114,928)	—	—
Change in net assets resulting from capital transactions	$2,471,314	$(8,338,642)	$247,222	$(429,918)

SHARE TRANSACTIONS:
Class A Shares:
Issued	15,793	49,445	75,978	77,300
Reinvested	45,103	—	59,888	175,974
Redeemed	(78,025)	(334,366)	(124,310)	(293,635)
Change in Class A Shares	(17,129)	(284,921)	11,556	(40,361)

Class B Shares:
Issued	1,127	6,924	1,569	8,496
Reinvested	3,120	—	4,862	13,196
Redeemed	(11,519)	(31,749)	(13,693)	(20,335)
Change in Class B Shares	(7,272)	(24,825)	(7,262)	1,357

Class C Shares:
Issued	2,724	16,065	22,048	14,173
Reinvested	2,526	—	5,175	10,526
Redeemed	(1,062)	(2,629)	(2,676)	(6,916)
Change in Class C Shares	4,188	13,436	24,547	17,783

Class I Shares:
Issued	373,667	981,882	—	—
Reinvested	245,624	—	—	—
Redeemed	(450,114)	(1,163,041)	—	—
Change in Class I Shares	169,177	(181,159)	—	—

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2013	October 31, 2012
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$(95,337)	$(19,624)
Net realized gains (losses) from investments	11,422,797	7,509,207
Change in unrealized appreciation/depreciation on investments	14,180,526	7,623,444
Change in net assets resulting from operations	25,507,986	15,113,027

Dividends:
Net realized gains:
Class I Shares	(6,472,825)	(18,686,312)
Change in net assets resulting from shareholder dividends	(6,472,825)	(18,686,312)
Change in net assets resulting from capital transactions	10,322,052	16,653,597
Change in net assets	29,357,213	13,080,312

Net Assets:
Beginning of period	135,097,630	122,017,318
End of period	$164,454,843	$135,097,630
Accumulated net investment income (loss)	$(56,906)	$38,431

See notes to financial statements.	HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2013	October 31, 2012
	(Unaudited)
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	16,822,329	20,813,526
Dividends reinvested	6,463,988	17,155,964
Value of shares redeemed	(12,964,265)	(21,315,893)
Class I Shares capital transactions	10,322,052	16,653,597
Change in net assets resulting from capital transactions	$10,322,052	$16,653,597

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,196,673	1,554,122
Reinvested	478,814	1,465,070
Redeemed	(912,712)	(1,642,101)
Change in Class I Shares	762,775	1,377,091

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$17.95	(0.05)	(6.51)	(6.56)	—	(0.84)	(0.84)	$10.55	(38.23	)%(e)	$17,180	1.20%	(0.36)%		1.22%	158%
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	—	12.54	18.86	%(f)	15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(g)(h)	16,452	1.20%	(0.54	)%(h)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(i)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(j)	11,327	1.20%	(0.36)%		1.27%	53%
Six Months Ended April 30, 2013
(Unaudited)	17.69	0.02	2.19	2.21	—	(1.29)	(1.29)	18.61	13.19	%(k)	11,597	1.20%	0.26%		1.24%	37%
CLASS B SHARES
Year Ended October 31, 2008	$16.92	(0.16)	(6.07)	(6.23)	—	(0.84)	(0.84)	$9.85	(38.62	)%(e)	$2,839	1.95%	(1.20)%		1.96%	158%
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	—	11.60	17.87	%(f)	2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(g)(h)	1,213	1.95%	(1.28	)%(h)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(i)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(j)	621	1.95%	(1.10)%		2.03%	53%
Six Months Ended April 30, 2013
(Unaudited)	16.02	(0.03)	1.95	1.92	—	(1.29)	(1.29)	16.65	12.80	%(k)	524	1.95%	(0.43)%		1.99%	37%
CLASS C SHARES
Year Ended October 31, 2008	$17.02	(0.16)	(6.11)	(6.27)	—	(0.84)	(0.84)	$9.91	(38.63	)%(e)	$72	1.95%	(1.13)%		1.97%	158%
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	—	11.68	17.86	%(f)	120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(g)(h)	184	1.95%	(1.30	)%(h)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(i)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(j)	482	1.95%	(1.14)%		2.03%	53%
Six Months Ended April 30, 2013
(Unaudited)	16.12	(0.04)	1.97	1.93	—	(1.29)	(1.29)	16.76	12.78	%(k)	572	1.95%	(0.52)%		1.99%	37%
CLASS I SHARES
Year Ended October 31, 2008	$18.02	(0.02)	(6.54)	(6.56)	—	(0.84)	(0.84)	$10.62	(38.07	)%(e)	$38,868	0.95%	(0.16)%		0.97%	158%
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	—	12.65	19.11	%(f)	39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(g)(h)	49,474	0.95%	(0.30	)%(h)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(i)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(j)	57,916	0.95%	(0.12)%		1.04%	53%
Six Months Ended April 30, 2013
(Unaudited)	17.99	0.05	2.22	2.27	(0.01)	(1.29)	(1.30)	18.96	13.41	%(k)	64,237	0.95%	0.50%		0.99%	37%
*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC GROWTH FUND

(e)	During the year ended October 31, 2008, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(h)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(i)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(j)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(k)	During the period ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.23%, 0.23% and 0.23% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	$7.09	(35.84)%		$9,600	1.55%	(1.13)%		1.82%	80%
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56	14.85%		9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(e)(f)	11,282	1.55%	(1.00	)%(f)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(g)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(h)	10,204	1.55%	(0.51)%		2.20%	59%
Six Months Ended April 30, 2013
(Unaudited)	10.13	(0.04)	1.79	1.75	(0.63)	(0.63)	11.25	17.97	%(i)	11,468	1.55%	(0.66)%		2.06%	38%
CLASS B SHARES
Year Ended October 31, 2008	$14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	$6.10	(36.30)%		$1,578	2.29%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37	13.92%		1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(e)(f)	658	2.30%	(1.78	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(g)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(h)	499	2.30%	(1.25)%		2.99%	59%
Six Months Ended April 30, 2013
(Unaudited)	8.01	(0.06)	1.40	1.34	(0.63)	(0.63)	8.72	17.59	%(i)	480	2.30%	(1.39)%		2.83%	38%
CLASS C SHARES
Year Ended October 31, 2008	$15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	$6.21	(36.27)%		$189	2.30%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49	13.83%		267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(e)(f)	341	2.30%	(1.75	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(g)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(h)	545	2.30%	(1.19)%		3.03%	59%
Six Months Ended April 30, 2013
(Unaudited)	8.21	(0.06)	1.44	1.38	(0.63)	(0.63)	8.96	17.65	%(i)	815	2.30%	(1.45)%		2.81%	38%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the period year ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS I SHARES
Year Ended October 31, 2008	$18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	$8.91	(35.39)%		$97,841	0.97%	(0.55)%		0.97%	80%
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93	15.47%		100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(e)(f)	117,064	1.01%	(0.46	)%(f)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(g)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(h)	135,098	1.08%	(0.01)%		1.08%	59%
Six Months Ended April 30, 2013
(Unaudited)	13.40	(0.01)	2.38	2.37	(0.61)	(0.61)	15.16	18.32	%(i)	164,455	1.00%	(0.13)%		1.00%	38%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(i)	During the period ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05% for Class I Shares.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Fund Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of April 30, 2013, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	April 30, 2013(%)
Growth Fund	HSBC Growth Portfolio	89.5
Opportunity Fund	HSBC Opportunity Portfolio	7.1
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	90.8

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

HSBC FAMILY OF FUNDS 23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund and Opportunity (Advisor) Fund.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

24	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the period ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolio(a)	—	76,632,152	—	76,632,152
Total Investment Companies	—	76,632,152	—	76,632,152

Opportunity Fund
Investment Securities:
Affiliated Portfolio(a)	—	12,787,122	—	12,787,122
Total Investment Companies	—	12,787,122	—	12,787,122

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolio(a)	—	164,000,774	—	164,000,774
Total Investment Companies	—	164,000,774	—	164,000,774
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of

26	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the period ended April 30, 2013, Foreside, as Distributor, also received $126,262, $85,049 and $21,867 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $0, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	2013($)*	Total($)
Growth Fund	14,505	65,181	—	22,001	101,687
Opportunity Fund	24,578	65,241	27,228	49,041	166,088
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	2,554,862	5,662,594
Opportunity Fund	737,557	1,197,853
Opportunity Fund (Advisor)	12,019,872	8,802,696

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the latest tax year ended October 31, 2012 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Opportunity Fund	122,612	1,646,254	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312

     As of the latest tax year October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income($)	Income($)	Gains($)	Earnings($)	Payable($)	Losses($)	($)(1)	(Deficit)($)
Growth Fund	—	—	5,056,284	5,056,284	—	(133,004)	9,832,284	14,755,564
Opportunity Fund	—	—	693,082	693,082	—	(52,380)	1,606,621	2,247,323
Opportunity Fund
(Advisor)	—	—	6,472,823	6,472,823	—	—	18,242,145	24,714,968
____________________

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the latest tax year ended October 31, 2012, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2013.

Late Year
Fund	Ordinary Losses($)
Growth Fund	133,004
Opportunity Fund	52,380

     For the latest tax year ended October 31, 2012, the following Fund utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Growth Fund	3,269,773

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are inline with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Fund	Class A Shares	$1,000.00	$1,131.90	$6.34	1.20%
	Class B Shares	1,000.00	1,128.00	10.29	1.95%
	Class C Shares	1,000.00	1,127.80	10.29	1.95%
	Class I Shares	1,000.00	1,134.10	5.03	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,179.70	8.38	1.55%
	Class B Shares	1,000.00	1,175.90	12.41	2.30%
	Class C Shares	1,000.00	1,176.50	12.41	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,183.20	5.41	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Fund	Class A Shares	$1,000.00	$1,018.84	$6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.84	5.01	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       35

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 97.6%

	Shares	Value ($)
Aerospace & Defense – 3.2%
Precision Castparts Corp.	7,200	1,377,288
United Technologies Corp.	15,400	1,405,866
		2,783,154
Air Freight & Logistics – 1.0%
FedEx Corp.	8,700	817,887
Airlines – 0.8%
Delta Air Lines, Inc. (a)	40,700	697,598
Auto Components – 1.2%
BorgWarner, Inc. (a)	13,100	1,024,027
Biotechnology – 9.4%
Alexion Pharmaceuticals, Inc. (a)	8,800	862,400
Amgen, Inc.	13,200	1,375,572
Biogen Idec, Inc. (a)	10,200	2,233,086
Celgene Corp. (a)	15,900	1,877,313
Gilead Sciences, Inc. (a)	33,700	1,706,568
		8,054,939
Capital Markets – 2.7%
BlackRock, Inc.	3,500	932,750
Franklin Resources, Inc.	9,200	1,422,872
		2,355,622
Chemicals – 4.6%
Ecolab, Inc.	15,200	1,286,224
Monsanto Co.	24,599	2,627,665
		3,913,889
Commercial Banks – 1.0%
Wells Fargo & Co.	22,900	869,742
Communications Equipment – 1.8%
Qualcomm, Inc.	24,700	1,522,014
Computers & Peripherals – 4.1%
Apple, Inc.	7,850	3,475,587
Energy Equipment & Services – 1.0%
FMC Technologies, Inc. (a)	15,600	847,080
Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	7,800	845,754
CVS Caremark Corp.	20,700	1,204,326
Whole Foods Market, Inc.	4,400	388,608
		2,438,688
Health Care Equipment & Supplies – 1.0%
Intuitive Surgical, Inc. (a)	1,690	831,970
Health Care Providers & Services – 2.8%
Express Scripts Holding Co. (a)	18,350	1,089,440
UnitedHealth Group, Inc.	22,100	1,324,453
		2,413,893
Health Care Technology – 1.1%
Cerner Corp. (a)	9,800	948,346
Hotels, Restaurants & Leisure – 3.2%
Las Vegas Sands Corp.	15,300	860,625
Starbucks Corp.	22,100	1,344,564
Yum! Brands, Inc.	7,900	538,148
		2,743,337
Household Durables – 0.9%
Lennar Corp., Class A	18,600	766,692
Internet & Catalog Retail – 5.3%
Amazon.com, Inc. (a)	8,975	2,277,945
Priceline.com, Inc. (a)	3,220	2,241,088
		4,519,033
Internet Software & Services – 8.2%
eBay, Inc. (a)	28,900	1,514,071
Equinix, Inc. (a)	2,695	577,000
Facebook, Inc., Class A(a)	47,100	1,307,496
Google, Inc., Class A(a)	4,055	3,343,631
LinkedIn Corp., Class A(a)	1,300	249,717
		6,991,915
IT Services – 6.5%
International Business Machines Corp.	6,600	1,336,764
MasterCard, Inc., Class A	2,095	1,158,388
Visa, Inc., Class A	18,100	3,049,126
		5,544,278
Machinery – 3.0%
Danaher Corp.	42,700	2,602,138
Media – 4.6%
CBS Corp., Class B	22,100	1,011,738
News Corp., Class A	33,000	1,022,010
Sirius XM Radio, Inc.	314,800	1,023,100
The Walt Disney Co.	13,600	854,624
		3,911,472
Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	11,900	809,795
Range Resources Corp.	2,200	161,744
Valero Energy Corp.	18,100	729,792
		1,701,331
Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	12,200	846,070
Pharmaceuticals – 4.9%
Abbott Laboratories	23,000	849,160
Allergan, Inc.	7,200	817,560
GlaxoSmithKline plc ADR	17,600	908,864
Sanofi ADR	16,900	901,615
Zoetis, Inc.	22,200	733,044
		4,210,243

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	14,900	1,251,451
Road & Rail – 4.1%
Union Pacific Corp.	24,000	3,551,040
Semiconductors & Semiconductor Equipment – 1.0%
NXP Semiconductors NV (a)	32,700	900,885
Software – 2.0%
Salesforce.com, Inc. (a)	40,800	1,677,288
Specialty Retail – 6.3%
Best Buy Co., Inc.	33,400	868,066
Dollar General Corp. (a)	25,500	1,328,295
Ross Stores, Inc.	14,200	938,194
The Home Depot, Inc.	18,100	1,327,635
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	10,800	946,620
		5,408,810
Textiles, Apparel & Luxury Goods – 2.0%
Lululemon Athletica, Inc. (a)	6,900	525,297
Ralph Lauren Corp.	6,700	1,216,586
		1,741,883
Trading Companies & Distributors – 1.2%
W. W. Grainger, Inc.	4,100	1,010,527
Wireless Telecommunication Services – 1.4%
SBA Communications Corp., Class A(a)	15,200	1,200,648
TOTAL COMMON STOCKS
(COST $64,674,511)		83,573,477

Investment Company – 1.4%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,191,636	1,191,636
TOTAL INVESTMENT COMPANY
(COST $1,191,636)		1,191,636
TOTAL INVESTMENT SECURITIES
(COST $65,866,147) — 99.0%		84,765,113
____________________

Percentages indicated are based on net assets of $85,638,195.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 96.8%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	42,850	2,688,409
TransDigm Group, Inc.	23,290	3,418,972
		6,107,381
Biotechnology – 3.4%
Alkermes plc (a)	113,930	3,487,397
Cubist Pharmaceuticals, Inc. (a)	58,150	2,670,248
		6,157,645
Building Products – 0.6%
Owens Corning, Inc. (a)	25,900	1,089,354
Capital Markets – 3.4%
Lazard Ltd., Class A	93,600	3,173,040
Raymond James Financial, Inc.	70,890	2,936,264
		6,109,304
Chemicals – 6.6%
Axiall Corp.	34,580	1,813,721
Celanese Corp., Series A	36,730	1,814,829
Cytec Industries, Inc.	32,320	2,354,835
Huntsman Corp.	70,580	1,331,139
Rockwood Holdings, Inc.	31,310	2,031,706
The Scotts Mircale-Gro Co.	58,470	2,651,615
		11,997,845
Commercial Banks – 3.0%
Comerica, Inc.	77,110	2,795,238
First Horizon National Corp.	1	10
First Republic Bank	68,050	2,584,539
		5,379,787
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	75,775	2,875,661
Communications Equipment – 0.7%
Riverbed Technology, Inc. (a)	84,180	1,250,915
Construction Materials – 0.8%
Martin Marietta Materials, Inc.	13,675	1,381,038
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	77,150	3,292,762
Packaging Corp. of America	49,240	2,341,854
		5,634,616
Distributors – 0.7%
LKQ Corp. (a)	55,750	1,342,460
Diversified Consumer Services – 1.6%
Service Corp. International	171,810	2,900,153
Electrical Equipment – 2.0%
Hubbell, Inc., Class B	38,130	3,658,955
Energy Equipment & Services – 2.6%
McDermott International, Inc. (a)	167,820	1,792,318
Rowan Cos. plc, Class A(a)	91,680	2,982,350
		4,774,668
Health Care Equipment & Supplies – 4.1%
ArthroCare Corp. (a)	36,600	1,268,190
Conceptus, Inc. (a)	61,060	1,893,471
DENTSPLY International, Inc.	63,130	2,673,555
Volcano Corp. (a)	80,760	1,638,620
		7,473,836
Health Care Providers & Services – 1.0%
Community Health Systems, Inc.	40,050	1,825,079
Hotels, Restaurants & Leisure – 0.5%
Arcos Dorados Holdings, Inc., Class A	61,940	843,623
Household Durables – 3.2%
Harman International Industries, Inc.	31,450	1,406,130
Jarden Corp. (a)	63,945	2,878,164
NVR, Inc. (a)	1,458	1,501,740
		5,786,034
Insurance – 2.5%
Everest Re Group Ltd.	23,325	3,148,642
Genworth Financial, Inc., Class A(a)	138,380	1,387,951
		4,536,593
IT Services – 6.7%
Alliance Data Systems Corp. (a)	29,350	5,041,450
FleetCor Technologies, Inc. (a)	43,050	3,310,545
Genpact Ltd.	104,510	1,943,886
Total System Services, Inc.	73,260	1,730,401
		12,026,282
Life Sciences Tools & Services – 3.2%
Covance, Inc. (a)	26,050	1,942,288
Mettler-Toledo International, Inc. (a)	18,290	3,821,878
		5,764,166
Machinery – 2.8%
IDEX Corp.	54,860	2,854,366
The Timken Co.	40,650	2,136,970
		4,991,336
Media – 0.8%
Manchester United plc, Class A(a)	77,370	1,391,113
Oil, Gas & Consumable Fuels – 6.1%
CONSOL Energy, Inc.	52,100	1,752,644
Denbury Resources, Inc. (a)	154,010	2,755,239
Tesoro Corp.	121,220	6,473,148
		10,981,031
Professional Services – 1.4%
IHS, Inc., Class A(a)	26,215	2,554,127
Real Estate Management & Development – 1.5%
Jones Lang LaSalle, Inc.	27,380	2,711,168
Road & Rail – 2.3%
Hertz Global Holdings, Inc. (a)	66,270	1,595,782
Landstar System, Inc.	48,170	2,632,972
		4,228,754

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.6%
Avago Technologies Ltd.	49,870	1,593,845
Lam Research Corp. (a)	42,430	1,961,115
NXP Semiconductors NV (a)	81,090	2,234,030
Skyworks Solutions, Inc. (a)	111,520	2,461,246
		8,250,236
Software – 7.6%
Autodesk, Inc. (a)	69,870	2,751,481
Concur Technologies, Inc. (a)	26,720	1,953,499
Fortinet, Inc. (a)	121,710	2,185,912
Informatica Corp. (a)	53,360	1,757,145
Nuance Communications, Inc. (a)	167,040	3,180,441
QLIK Technologies, Inc. (a)	72,230	1,878,702
		13,707,180
Specialty Retail – 10.8%
American Eagle Outfitters, Inc.	58,890	1,145,410
Best Buy Co., Inc.	108,110	2,809,779
Foot Locker, Inc.	85,810	2,992,195
GNC Holdings, Inc., Class A	27,930	1,266,067
Signet Jewelers Ltd.	41,120	2,826,178
Tractor Supply Co.	16,090	1,724,365
Urban Outfitters, Inc. (a)	75,990	3,149,025
Williams-Sonoma, Inc.	66,444	3,566,714
		19,479,733
Trading Companies & Distributors – 3.7%
Beacon Roofing Supply, Inc. (a)	55,250	2,106,683
United Rentals, Inc. (a)	34,760	1,828,724
WESCO International, Inc. (a)	37,760	2,707,014
		6,642,421
Wireless Telecommunication Services – 0.5%
SBA Communications Corp., Class A(a)	12,680	1,001,593
TOTAL COMMON STOCKS
(COST $138,214,772)		174,854,087

Investment Company – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	5,261,791	5,261,791
TOTAL INVESTMENT COMPANY
(COST $5,261,791)		5,261,791
TOTAL INVESTMENTS SECURITIES
(COST $143,476,563) — 99.7%		180,115,878
____________________

Percentages indicated are based on net assets of $180,574,563.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$84,765,113	$180,115,878
Dividends receivable	17,013	45,964
Receivable for investments sold	1,449,764	707,535
Prepaid expenses and other assets	—	21
Total Assets	86,231,890	180,869,398

Liabilities:
Payable for investments purchased	504,437	140,734
Accrued expenses and other liabilities:
Investment Management	40,095	116,352
Administration	2,206	4,601
Compliance Service	26	—
Accounting	3,532	3,441
Custodian	4,908	13,819
Trustee	29	246
Other	38,462	15,642
Total Liabilities	593,695	294,835

Applicable to investors’ beneficial interest	$85,638,195	$180,574,563
Total Investments, at cost	$65,866,147	$143,476,563

40 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$593,342	$732,883
Total Investment Income	593,342	732,883

Expenses:
Investment Management	234,683	666,664
Administration	13,029	26,586
Accounting	22,007	21,982
Compliance Service	342	454
Custodian	9,316	8,086
Printing	901	1,825
Professional	9,667	11,243
Trustee	889	1,476
Other	3,962	5,261
Total Expenses	294,796	743,577

Net Investment Income (Loss)	298,546	(10,694)

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	4,562,447	12,783,167
Change in unrealized appreciation/depreciation on investments	5,585,551	15,451,443

Net realized/unrealized gains from investments	10,147,998	28,234,610
Change In Net Assets Resulting From Operations	$10,446,544	$28,223,916

See notes to financial statements.	HSBC PORTFOLIOS 41

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$298,546	$116,496	$(10,694)	$224,890
Net realized gains (losses) from investments	4,562,447	12,654,581	12,783,167	8,826,465
Change in unrealized appreciation/depreciation
from investments	5,585,551	(6,525,872)	15,451,443	8,291,618
Change in net assets resulting from operations	10,446,544	6,245,205	28,223,916	17,342,973
Proceeds from contributions	3,212,686	10,142,030	13,052,219	15,884,698
Value of withdrawals	(7,039,369)	(42,657,788)	(10,760,097)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(3,826,683)	(32,515,758)	2,292,122	(8,608,850)
Change in net assets	6,619,861	(26,270,553)	30,516,038	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$85,638,195	$79,018,334	$180,574,563	$150,058,525

42 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratios/Supplementary Data
						Ratios of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return(a)		(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(c)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		79,018	0.71%	0.13%	0.71%	53%
Six Months Ended April 30, 2013 (Unaudited)	13.51%		85,638	0.72%	0.73%	0.72%	37%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		150,059	0.91%	0.15%	0.91%	59%
Six Months Ended April 30, 2013 (Unaudited)	18.33%		180,575	0.89%	(0.01)%	0.89%	38%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2008, Winslow Capital Management, LLC (formerly Winslow Capital Management, Inc.) reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 43

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

44 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

HSBC PORTFOLIOS 45

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For the year period April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Portfolios’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	83,573,477	—	—	83,573,477
Investment Company	1,191,636	—	—	1,191,636
Total Investment Securities	84,765,113	—	—	84,765,113

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	174,854,087	—	—	174,854,087
Investment Company	5,261,791	—	—	5,261,791
Total Investment Securities	180,115,878	—	—	180,115,878
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

46 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS	47

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2013 were as follows:

Portfolio Name	Purchases ($)	Sales ($)
Growth Portfolio	29,565,645	32,051,024
Opportunity Portfolio	63,244,033	61,647,653

     For the period ended April 30, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,465,363	22,618,866	(319,116)	22,299,750
Opportunity Portfolio	143,728,751	39,548,076	(3,160,949)	36,387,127
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

48 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC PORTFOLIOS	49

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

50	HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are in-line with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC PORTFOLIOS	51

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Portfolio	$1,000.00	$1,135.10	$3.81	0.72%
Opportunity Portfolio	1,000.00	1,183.30	4.82	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12-4/30/13	11/1/12-4/30/13
Growth Portfolio	$1,000.00	$1,021.58	$3.67	0.72%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

52	HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS	53

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-SAR-RTL-0613	6/13

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 21, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 21, 2013

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	June 21, 2013